                               WM VARIABLE TRUST
                               BALANCED PORTFOLIO

                                   PROSPECTUS

                                  MAY 1, 2006

   This prospectus describes the Class 1 and Class 2 shares ("shares") of the
                                   Portfolio.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a crime.

            TABLE OF CONTENTS

                                                                                   PAGE
                    Risk/Return Summary.........................................     3
                         Summary of Principal Risks.............................     6
                         Principal Risks by Fund................................    10
                    Fees and Expenses of the Portfolio..........................    11
                    Estimated Aggregate Portfolio Expenses......................    12
                    Portfolio and Fund Investment Strategies and Risks..........    13
                         Balanced Portfolio.....................................    13
                         Equity Funds...........................................    14
                         Fixed-Income Funds.....................................    16
                         Money Market Fund......................................    18
                    Common Investment Practices.................................    18
                    Investing in the Portfolio..................................    25
                    Distribution Plan and Additional Information
                      Regarding Intermediary Compensation........... ...........    27

                    Tax Considerations..................... ....................    28
                    How Net Asset Value Is Determined...........................    29
                    Management of the Portfolio.................................    29
                         Portfolio Managers.....................................    30
                    Management Fees.............................................    31
                    Financial Highlights........................................    32
                    Appendix A..................................................    34

RISK/RETURN SUMMARY

The WM Variable Trust (the "Trust") provides a broad selection of investment choices, including asset allocation strategies available through the Balanced Portfolio (the "Portfolio"). The Trust also offers the following mutual funds (each a "Fund," collectively the "Funds") for direct investment. The "Equity Funds" include the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and International Growth Funds. The "Fixed-Income Funds" include the Short Term Income, U.S. Government Securities, and Income Funds. In addition, the Trust offers the Money Market Fund for direct investment. In pursuing its investment objective, the Portfolio allocates its assets among certain Funds of the Trust. For more information about the Funds, call 800-222-5852 to receive a prospectus. Additionally, the Portfolio may invest a portion of its assets in the High Yield Fund series of WM Trust I (the "WM High Yield Fund"), a diversified mutual fund managed by WM Advisors, Inc. ("WM Advisors"), which is not available for direct purchase through the applicable variable annuity contract, variable life insurance contract or retirement plan that offers the Portfolio and Funds of the Trust.

This summary identifies the investment objective, principal investment strategies, and principal risks of the Portfolio. The principal investment strategies identified in this summary are not the only investment strategies available to the Portfolio, and some of the principal investment strategies may not be available at any given time. For a discussion of other investment strategies available to the Portfolio, please see the Statement of Additional Information (the "SAI").


STRATEGIES AND RISKS

In addition to the principal investment strategies identified in this summary, there are some general principles that WM Advisors will apply in making investment decisions for the Portfolio. When making decisions regarding the allocation of Portfolio assets, WM Advisors will generally consider, among other things, the following factors:

Federal Reserve monetary policy       Government budget deficits           Trade pacts
Consumer debt                         Tax policy                           Interest rate changes
Corporate profits                     Demographic trends                   Business confidence
Elections                             Mortgage demand                      Geopolitical risks
Employment trends                     Business spending                    Wage and payroll trends
Consumer spending                     Inflationary pressures               Investment flows
Currency flows                        Housing trends                       Import prices
Commodity prices                      GDP growth                           Factory capacity utilization
Yield spreads                         Historical financial market returns  Market capitalization relative values
Stock market volume                   Inventories                          Productivity growth
Capital goods expenditures            Investor psychology                  Asset class correlations
Historical asset class returns        Technology trends                    Business activity
Cyclical and secular economic trends  Risk/Return characteristics          Performance attribution by
Volatility analysis                   Stock valuations                       allocation and sector
Consumer confidence                   State and federal fiscal policy

The discussion of the Portfolio's principal investment strategies includes some of the principal risks of investing in the Portfolio. You can find a more detailed description of these and other principal risks of an investment in the Portfolio and Funds under "Summary of Principal Risks." Investments mentioned in the summary and described in greater detail under "Common Investment Practices" appear in BOLD TYPE. Additional information about the Portfolio and Funds, their investments, and the related risks is located under "Portfolio and Fund Investment Strategies and Risks." Please be sure to read the more complete description of the Portfolio, and the related risks, before you invest.

PERFORMANCE

Below the description of the Portfolio is a bar chart showing the investment returns of its Class 1 shares for the life of the Portfolio. The bar chart is intended to provide some indication of the volatility of the Portfolio's past returns. The performance table following the bar chart shows how average annual total returns for Class 1 and Class 2 shares of the Portfolio compare to returns of one or more broad-based securities market indices for the last one, five, and ten years (or, in the case of a newer Portfolio or Class, since the inception of the Portfolio or Class). Performance shown in the table and bar chart does not reflect any insurance-related charges or expenses. If insurance-related charges or expenses had been included, the performance shown would have been lower. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

There can be no assurance that the Portfolio will achieve its investment objective. It is possible to lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

BALANCED PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, the Balanced Portfolio should offer you the potential for a medium level of income and a medium level of capital growth, while exposing you to a medium level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Portfolio allocates its investments among certain of the Funds in pursuing its objective. The Portfolio invests at least 30% and no more than 70% of its net assets in the Equity Funds and at least 30% and no more than 70% of its net assets in the Fixed-Income Funds, Money Market Fund, and WM High Yield Fund.

Subject to the limits in the prior paragraph, the Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, and Money Market Funds. Subject to the limits in the prior paragraph, the Portfolio may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, and WM High Yield Funds.

The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, FIXED-INCOME SECURITIES rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS, and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.

The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.

CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)
[BAR GRAPH]

1998                                                                             17.18
1999                                                                             27.71
2000                                                                              0.49
2001                                                                              0.13
2002                                                                             -8.78
2003                                                                             22.74
2004                                                                             10.12
2005                                                                              6.01

During the periods shown above, the highest quarterly return was 15.37% (for the quarter ended 12/31/99) and the lowest was -8.44% (for the quarter ended 9/30/02). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.

AVERAGE ANNUAL TOTAL RETURNS(1)

                                                                                                SINCE       SINCE
                                                                                               CLASS 1     CLASS 2
                                                                                              INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS   (6/3/97)    (11/6/01)
   ----------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   6.01%          5.53%        8.79%        N/A
   CLASS 2 SHARES                                                   5.72%          N/A           N/A        7.13%
   LEHMAN BROTHERS AGGREGATE BOND INDEX(2)                          2.43%          5.87%        6.54%       4.52%
   S&P 500(3)                                                       4.91%          0.54%        6.23%       5.83%
   CAPITAL MARKET BENCHMARK(4)                                      4.00%          2.99%        6.73%       5.62%

1 The Portfolio's performance between 1997 and 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.
2 The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.
3 The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.
4 The Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio changes with the value of the investments held by the Portfolio. Many factors can affect that value, and it is possible that you may lose money by investing in the Portfolio. Factors that may adversely affect a particular Portfolio or Fund as a whole are called "principal risks." They are summarized in this section. The chart at the end of this section displays similar information. All Portfolios and Funds are subject to principal risks. These risks can change over time because the types of investments made by the Portfolio and Funds can change over time. Investments mentioned in this summary and described in greater detail under "Common Investment Practices" appear in BOLD TYPE. Additional information about the Portfolio and Funds, their investments, and the related risks is located under "Portfolio and Fund Investment Strategies and Risks."

CREDIT RISK. The Portfolio and Funds are subject to credit risk to the extent that they invest, directly or indirectly, in FIXED-INCOME SECURITIES, REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES, and STRATEGIC TRANSACTIONS. This is the risk that the issuer or the guarantor of a FIXED-INCOME SECURITY or other obligation, or the counterparty to any of a Fund's portfolio transactions (including, without limitation, REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES, STRATEGIC TRANSACTIONS, and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in credit ratings, apply. Credit risk is particularly significant for funds such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, Income, and WM High Yield Funds that may invest significantly in BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, Money Market, and WM High Yield Funds, which make FOREIGN INVESTMENTS denominated in U.S. dollars, are also subject to increased credit risk because of the added difficulties associated with requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

FUND-OF-FUNDS RISK. The Portfolio invests in shares of the Equity Funds, Fixed-Income Funds, Money Market Fund, and WM High Yield Fund. From time to time, one or more of the Portfolio's underlying Funds may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolio as recommended by WM Advisors. These transactions will affect such Funds, since funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities. At the same time, funds that receive additional cash will have to invest such cash. This may be particularly important when the Portfolio owns a substantial portion of any underlying Fund. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on fund performance to the extent that the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions increase transaction costs. Because the Portfolio may own substantial portions of some Funds, redemptions and reallocations by the Portfolio affecting a Fund could cause the Fund's expenses to increase and may result in the Fund becoming too small to be economically viable. WM Advisors is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolio. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolio and the Funds. WM Advisors will at all times monitor the impact on the Funds of transactions by the Portfolio.

The table below shows the percentage of outstanding Fund shares owned by the Portfolio as of December 31, 2005:

FUND                                         BALANCED PORTFOLIO
---------------------------------------------------------------------
  REIT Fund                                         42.8%
  Equity Income Fund                                27.2%
  Growth & Income Fund                              33.8%
  West Coast Equity Fund                            26.9%
  Mid Cap Stock Fund                                33.9%
  Growth Fund                                       35.8%
  Small Cap Value Fund                              41.2%
  Small Cap Growth Fund                             26.5%
  International Growth Fund                         38.1%
  Short Term Income Fund                            13.3%
  U.S. Government Securities Fund                   41.5%
  Income Fund                                       34.7%
  WM High Yield Fund                                 3.7%

LEVERAGING RISK. When a fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Portfolios and Funds are subject to leveraging risk. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may achieve leverage by using REVERSE REPURCHASE AGREEMENTS and/or DOLLAR ROLLS. The REIT, Equity Income, Growth & Income, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may achieve leverage through the use of INVERSE FLOATING RATE INVESTMENTS. With the exception of the Money Market Fund, the Portfolio or Funds may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives), or by BORROWING money to meet redemption requests. The Money Market Fund may take on leveraging risk by investing collateral from securities loans and by BORROWING money to meet redemption requests.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a fund from selling out of these ILLIQUID SECURITIES at an advantageous price. The Portfolio and each of the Funds are subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or invest in securities involving substantial market and/or credit risk tend to be subject to greater liquidity risk. In addition, liquidity risk increases for funds that hold RESTRICTED SECURITIES.

MANAGEMENT RISK. The Portfolio and Funds are subject to management risk because they are actively managed investment portfolios. WM Advisors, or the sub-advisor if applicable, will apply its investment techniques and risk analyses in making investment decisions for the Portfolio or Funds, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases, derivatives and other investments may be unavailable or WM Advisors or the sub-advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Portfolio or Funds.

MARKET RISK. The Portfolio and Funds are subject to market risk, which is the general risk of unfavorable changes in the market value of a fund's portfolio of securities. In addition, Funds that focus investments in "value" or "growth" stocks are subject to the risk that the market may not favor the particular securities in which the Funds may invest. Growth stocks also generally trade at higher multiples of current earnings than other stocks and may therefore be more sensitive to changes in current or expected earnings
  One aspect of market risk is interest rate risk. As interest rates rise, the value of your investment in the Portfolio or Funds is likely to decline because its income-producing equity or FIXED-INCOME SECURITIES are likely to be worth less.
  Even funds such as the Short Term Income and U.S. Government Securities Funds are subject to interest rate risk, even though they generally invest substantial portions of their assets in the highest quality FIXED-INCOME SECURITIES, such as U.S. GOVERNMENT SECURITIES.
  Interest rate risk is generally greater for funds that invest in FIXED-INCOME SECURITIES with longer maturities. This risk may be compounded for funds such as the U.S. Government Securities and Income Funds that invest in

MORTGAGE-BACKED or other ASSET-BACKED SECURITIES that may be prepaid. These securities have variable maturities that tend to lengthen when it is least desirable -- when interest rates are rising. Increased market risk is also likely for funds such as the Short Term Income and Income Funds that invest in debt securities paying no interest, such as ZERO-COUPON and payment-in-kind securities.
  Except for the REIT Fund with respect to real estate, none of the Funds concentrates its assets in any particular industry. However, any of the Funds may concentrate its assets in a broad economic sector or geographic region. To the extent such investments are affected by common economic forces and other factors, this may increase a fund's vulnerability to such factors.
  The Equity Funds, by investing in equity securities such as common stock, preferred stock, and convertible securities, are exposed to a separate set of market risks. These risks include the risk of broader equity market declines as well as more specific risks affecting the issuer such as management performance, financial leverage, industry problems, and reduced demand for the issuer's goods or services.

CURRENCY RISK. Funds such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and WM High Yield Funds may be subject to currency risk. Portfolios that invest in these Funds are subject to currency risk. These Funds may invest in securities denominated in, and/or receive revenues in, FOREIGN INCOME CURRENCIES. Currency risk is the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

DERIVATIVES RISK. Each of the Portfolios and Funds, except the Money Market Fund, may, subject to the limitations and restrictions stated elsewhere in this prospectus and the SAI, use STRATEGIC TRANSACTIONS involving derivatives such as forward contracts, futures contracts, options, swaps, caps, floors, and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate, or index. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, and indices.

FOREIGN INVESTMENT RISK. Each of the Funds that can make FOREIGN INVESTMENTS, such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, Money Market, and WM High Yield Funds, may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, and diplomatic developments could adversely affect a fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated. Investments in emerging market countries are generally subject to these risks to a greater extent. In particular, funds such as the Growth Fund and International Growth Fund are subject to the heightened risks associated with emerging markets because they may invest a significant portion of their portfolios in emerging market securities. Portfolios that invest in Funds that make FOREIGN INVESTMENTS will be subject to foreign investment risk.

GEOGRAPHIC CONCENTRATION RISK. Portfolios that invest in the West Coast Equity Fund are subject to geographic concentration risk. The West Coast Equity Fund, which invests significant portions of its assets in common stocks of companies located in Alaska, California, Oregon, and Washington, generally has more exposure to regional economic risks than a fund making investments more broadly.

MONEY MARKET RISK. Although the Money Market Fund is designed to be a relatively low risk investment, it is not entirely free of risk. The Money Market Fund may not be able to maintain a net asset value ("NAV") of $1.00 per share as a result of a deterioration in the credit quality of issuers whose securities the Fund holds, or an increase in interest rates. In addition, investments in the Money Market Fund are subject to the risk that inflation may erode the investments' purchasing power over time. Portfolios that invest in the Money Market Fund will be subject to money market risk.

PORTFOLIO RISK. The Portfolio allocates its assets among the Funds as determined by WM Advisors and in accordance with the investment restrictions discussed previously. As a result, the Portfolio shares the risks of each of the Funds in which they invest.
  In particular, the Portfolio may be subject to credit risk. For instance, the Balanced Portfolio can invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, and WM High Yield Funds. Each of these Funds may invest significant amounts of its assets in BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES ("junk bonds"). The Portfolio may also be exposed to foreign investment risk through its investments in the Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, or WM High Yield Funds. In choosing the Portfolio, investors should understand the risks of each of the Funds and the extent to which the Portfolio invests in each Fund. Investing in Funds through the Portfolio involves certain additional expenses that would not be present in a direct investment in the Funds.
  Under certain circumstances, a Fund may determine to pay a redemption request by the Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolio may hold portfolio securities until WM Advisors determines that it is appropriate to dispose of such securities.
  The officers, Trustees, advisor, distributor, and transfer agent of the Portfolio serve in the same capacities for the Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to the Portfolio and the Funds. Because WM Advisors earns different fees from the Funds in which the Portfolio invests, there may be a conflict between the interests of the Portfolio and the economic interests of WM Advisors.

REAL ESTATE RISK. Funds such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Value, Small Cap Growth, Short Term Income, Income, and WM High Yield Funds, which may invest a significant portion of their assets in REIT SECURITIES, are subject to risks affecting real estate investments. Portfolios that invest in these Funds will be subject to real estate risk. Investments in the real estate industry, even though representing interests in different companies and sectors within the industry, may be affected by common economic forces and other factors. This increases a fund's vulnerability to factors affecting the real estate industry. This risk is significantly greater than for a fund that invests in a range of industries and may result in greater losses and volatility. Securities of companies in the real estate industry, including REIT SECURITIES, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. A fund investing in REIT SECURITIES will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund. A fund is also subject to the risk that the REIT SECURITIES in which it invests will fail to qualify for the special tax treatment accorded REIT SECURITIES under the Internal Revenue Code of 1986, as amended (the "Code"), and/or fail to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The REIT Fund is especially sensitive to these risks because it normally invests at least 80% of its net assets plus borrowings for investment purposes in REIT SECURITIES.

SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The Equity Funds and the WM High Yield Fund generally have the greatest exposure to this risk. Portfolios that invest in these Funds will be subject to smaller company risk.

PRINCIPAL RISKS BY FUND

The following table summarizes the principal risks of each Fund other than credit risk, fund-of-funds risk, leveraging risk, liquidity risk, management risk and market risk, which apply to all of the Funds. The Portfolio shares in the risks of each of the Funds in which it invests. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

                                                                    FOREIGN        GEOGRAPHIC          MONEY
                                 CURRENCY        DERIVATIVES      INVESTMENT      CONCENTRATION       MARKET         REAL ESTATE
  FUND                             RISK             RISK             RISK             RISK             RISK             RISK
  -------------------------------------------------------------------------------------------------------------------------------
  REIT FUND                          X                X                X                                                  X
  EQUITY INCOME FUND                 X                X                X                                                  X
  GROWTH & INCOME FUND               X                X                X                                                  X
  WEST COAST EQUITY FUND             X                X                X                X                                 X
  MID CAP STOCK FUND                 X                X                X                                                  X
  GROWTH FUND                        X                X                X
  SMALL CAP VALUE FUND               X                X                X                                                  X
  SMALL CAP GROWTH FUND              X                X                X                                                  X
  INTERNATIONAL GROWTH FUND          X                X                X
  SHORT TERM INCOME FUND             X                X                X                                                  X
  U.S. GOVERNMENT
  SECURITIES FUND                                     X
  INCOME FUND                        X                X                X                                                  X
  MONEY MARKET FUND                                                    X                                 X
  WM HIGH YIELD FUND                 X                X                X                                                  X


                               SMALLER
  FUND                       COMPANY RISK
  -------------------------  ------------
  REIT FUND                       X
  EQUITY INCOME FUND              X
  GROWTH & INCOME FUND            X
  WEST COAST EQUITY FUND          X
  MID CAP STOCK FUND              X
  GROWTH FUND                     X
  SMALL CAP VALUE FUND            X
  SMALL CAP GROWTH FUND           X
  INTERNATIONAL GROWTH FUND       X
  SHORT TERM INCOME FUND
  U.S. GOVERNMENT
  SECURITIES FUND
  INCOME FUND
  MONEY MARKET FUND
  WM HIGH YIELD FUND              X

FEES AND EXPENSES OF THE PORTFOLIO

The Portfolio offers Class 1 and Class 2 shares, which are subject to different fees and expenses. This section describes the fees and expenses that you may pay if you invest in Class 1 or Class 2 shares of the Portfolio. Insurance-related charges and expenses are not included. If insurance-related charges or expenses were included, the expenses shown would be higher. The examples on the following pages are intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds. The examples assume that your $10,000 investment in the noted class of shares has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission (the "SEC"), and that the Portfolio's operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.

                                                        ANNUAL FUND OPERATING EXPENSES
                                                              (EXPENSES THAT ARE
                                                          DEDUCTED FROM FUND ASSETS)
                                                                                      TOTAL
                                                                                     ANNUAL
                                                             SERVICE                  FUND
                                                MANAGEMENT   (12B-1)    OTHER       OPERATING
                                                   FEES      FEES(1)   EXPENSES     EXPENSES
-----------------------------------------------------------------------------------------------
  Class 1 Shares(2)                               0.10%       0.00%     0.18%         0.28%
................................................................................................
  Class 2 Shares(2)                               0.10%       0.25%     0.18%         0.53%
-----------------------------------------------------------------------------------------------

                                                    EXAMPLES: YOU WOULD PAY
                                              THE FOLLOWING EXPENSES ON A $10,000
                                            INVESTMENT ASSUMING A 5% ANNUAL RETURN
                                           AND REDEMPTION AT THE END OF EACH PERIOD:

                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------  -----------------------------------------------
  Class 1 Shares(2)                          $29        $90       $157        $356
..........................................
  Class 2 Shares(2)                          $54       $170       $296        $665
----------------------------------------------------------------------------------------------

  1 12b-1 fees represent service fees that are paid to WM Funds Distributor, Inc. (the "Distributor"). See "Distribution Plan and Additional Information Regarding Intermediary Compensation."
  2 Does not include underlying Fund expenses that the Portfolio bears indirectly. See "Estimated Aggregate Portfolio Expenses."

ESTIMATED AGGREGATE PORTFOLIO EXPENSES

The following table sets forth the estimated aggregate expenses of the Portfolio, including expenses of the underlying Funds, based upon expenses shown in the table under "Fees and Expenses of the Portfolio" for the Portfolio and corresponding expenses for each underlying Fund. These estimates assume a constant allocation by the Portfolio of its assets among the underlying Funds identical to the actual allocation of the Portfolio as of December 31, 2005. The Portfolio's actual expenses may be higher as a result of changes in the allocation of the Portfolio's assets among the underlying Funds, the expenses of the underlying Funds, and/or the Portfolio's own expenses.

                                                                                               EXAMPLES: YOU WOULD PAY
                                                                                           THE FOLLOWING COMBINED EXPENSES
                                                                                        ON A $10,000 INVESTMENT ASSUMING A 5%
                                                                                            ANNUAL RETURN AND REDEMPTION
                                                                                             AT THE END OF EACH PERIOD:
                                                                  TOTAL ANNUAL
                                                               COMBINED OPERATING
PORTFOLIO                                                           EXPENSES            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
  Class 1 Shares                                                      1.01%              $103     $322      $558      $1,236
  Class 2 Shares                                                      1.26%              $128     $400      $692      $1,523

As of December 31, 2005, the Portfolio's assets were allocated among the underlying Funds as follows:

FUND                              BALANCED PORTFOLIO
-----------------------------------------------------------
  REIT Fund                               3.4%
  Equity Income Fund                     11.6%
  Growth & Income Fund                   13.8%
  West Coast Equity Fund                  5.8%
  Mid Cap Stock Fund                      5.8%
  Growth Fund                            14.9%
  Small Cap Value Fund                    2.4%
  Small Cap Growth Fund                   1.9%
  International Growth Fund               6.4%
  Short Term Income Fund                  1.1%
  U.S. Government Securities
    Fund                                 17.4%
  Income Fund                            10.9%
  WM High Yield Fund                      4.7%

PORTFOLIO AND FUND INVESTMENT STRATEGIES AND RISKS

This section provides a more complete description of the principal investment strategies and risks of the Portfolio and each of the Funds in which the Portfolio may invest. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Funds and identifies the Funds that may engage in such practices to a significant extent. Risks are described in greater detail under "Summary of Principal Risks." The Funds may undertake other strategies for temporary defensive purposes. These strategies may cause the Funds to miss out on investment opportunities and may prevent the Funds from achieving their goals. You can find additional descriptions of the Portfolio's and Funds' strategies and risks in the SAI. Except for policies explicitly identified as "fundamental" in this prospectus and the SAI, the investment objectives and investment policies set forth in this prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities may not be required in the event of a subsequent change in valuation or other circumstances.

BALANCED PORTFOLIO

The Portfolio offers you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolio is designed for long-term investors seeking total return.
  In pursuing its investment objective, the Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Funds listed in this prospectus. Even so, the Portfolio may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which the Portfolio will normally invest in the particular market segment represented by each underlying Fund, and the varying degrees of potential investment risk and reward represented by the Portfolio's investments in those market segments and their corresponding Funds. WM Advisors may alter these percentage ranges when it deems appropriate. The assets of the Portfolio will be allocated among the Funds in accordance with its investment objective, WM Advisors' outlook for the economy and the financial markets, and the relative market valuations of the Funds.
  In addition, in order to meet liquidity needs or for temporary defensive purposes, the Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:
  - short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
  - other short-term fixed-income securities rated A or higher by Moody's Investors Services, Inc. ("Moody's"), Fitch Ratings ("Fitch"), or Standard & Poor's ("S&P"), or if unrated, of comparable quality in the opinion of WM Advisors;
  - commercial paper, including master notes;
  - bank obligations, including negotiable certificates of deposit, time deposits, and bankers' acceptances; and
  - repurchase agreements.
  At the time the Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of WM Advisors. In addition to purchasing shares of the Funds, the Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with WM Advisors' current asset allocation strategy for the Portfolio. Specifically, the Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio's total assets. The Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio's assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index. As a fundamental policy, which may not be changed without shareholder approval, the Portfolio will concentrate its investments in shares of the Funds.

EQUITY FUNDS

REIT FUND. Among the principal risks of investing in the REIT Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk.
  Under normal market conditions, the REIT Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in REIT securities. The Fund may also invest in U.S. government obligations, convertible securities and preferred stocks, exchange traded funds, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities. The Fund may also enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may invest in money market instruments for temporary or defensive purposes and may invest in fixed-income securities of any maturity including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. While no individual fund is intended as a complete investment program, this is particularly true of the REIT Fund, which could be adversely impacted by economic trends within the real estate industry.

EQUITY INCOME FUND. Among the principal risks of investing in the Equity Income Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk.
  The Equity Income Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. The Fund may invest in money market instruments for temporary or defensive purposes. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Fund may also invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 20% of its assets in REIT securities. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

GROWTH & INCOME FUND. Among the principal risks of investing in the Growth & Income Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk.
  The Growth & Income Fund invests primarily in common stocks. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in REIT securities. The Fund may invest in preferred stocks and fixed-income securities of any maturity, including mortgage-backed securities and convertible securities, and may invest up to 35% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

WEST COAST EQUITY FUND. Among the principal risks of investing in the West Coast Equity Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, geographic concentration risk, management risk, leveraging risk, smaller company risk, and fund-of-funds risk.
  Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of West Coast companies. WM Advisors defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon, and Washington; (ii) over 50% of their work force employed in the region; or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Fund, which could be adversely impacted by economic trends within this four state area.
  The Fund is permitted to invest in money market instruments for temporary defensive purposes. The Fund may invest up to 20% of its assets in REIT securities and 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

MID CAP STOCK FUND. Among the principal risks of investing in the Mid Cap Stock Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk.
  The Mid Cap Stock Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 (ranging from approximately $0.42 billion to $14.5 billion as of December 31, 2005). The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 20% of its assets in REIT securities. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").
  The Fund may purchase or sell U.S. government securities and collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

GROWTH FUND. Among the principal risks of investing in the Growth Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk.
  The Growth Fund invests primarily in common stocks believed to have significant appreciation potential. The Fund also may invest in fixed-income securities, bonds, convertible bonds, preferred stock, and convertible preferred stock, including up to 35% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").
  The Fund may invest up to 25% of its assets in foreign securities, usually foreign common stocks, provided that no more than 5% of its assets are invested in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). The Fund may also engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.
  The Fund's portfolio is managed by three sub-advisors: Janus Capital Management LLC, OppenheimerFunds, Inc., and Salomon Brothers Asset Management Inc. WM Advisors determines the portion of the Fund's assets to be managed by each of the Fund's three sub-advisors. Because WM Advisors earns different fees on the amounts allocated to each of the Fund's sub-advisors, there may be a conflict between the interests of the Fund and the economic interests of WM Advisors.

SMALL CAP VALUE FUND. Among the principal risks of investing in the Small Cap Value Fund are: market risk, credit risk, currency risk, foreign investment risk, real estate risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk.
  The Small Cap Value Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000(R) Index at the time of purchase (ranging from approximately $0.02 billion to $4.38 billion as of December 31, 2005). In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock, and warrants to purchase common stock. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers, provided that no more than 5% of its total assets may be invested in securities of issuers located in developing or emerging countries. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds") if WM Advisors believes that doing so will be consistent with the investment objective of capital appreciation.

SMALL CAP GROWTH FUND. Among the principal risks of investing in the Small Cap Growth Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk.
  The Small Cap Growth Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000(R) Index at the time of purchase (ranging from approximately $0.02 billion to $4.38 billion as of December 31, 2005). In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock, and warrants to purchase common stock.

  The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers provided that no more than 5% of its total assets are to be invested in securities of issuers located in developing or emerging market countries. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds") if WM Advisors or the Fund's sub-advisors believe that doing so will be consistent with the investment objective of capital appreciation.
  The Fund's portfolio is managed by two sub-advisors: Delaware Management Company and Oberweis Asset Management, Inc. WM Advisors determines the portion of the Fund's assets to be managed by each of the Fund's sub-advisors.

INTERNATIONAL GROWTH FUND. Among the principal risks of investing in the International Growth Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, management risk, smaller company risk, and fund-of-funds risk.
  The International Growth Fund invests primarily in equity securities of issuers located in foreign countries that Capital Guardian Trust Company ("Capital Guardian"), the Fund's sub-advisor, believes present attractive investment opportunities. In selecting investments for the Fund, Capital Guardian seeks attractively priced securities that represent good long-term investment opportunities. Capital Guardian emphasizes fundamental research and relies on its own financial analysis to determine the difference between the underlying value of a company and the price of its securities in the marketplace. Capital Guardian utilizes a research-driven "bottom-up" approach in that decisions are made based upon extensive field research and direct company contacts. Capital Guardian blends this approach with macroeconomic and political judgments on the outlook for economies, industries, currencies, and markets. The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales, and capitalization. The Fund's portfolio is managed by two different teams at Capital Guardian and its affiliate, Capital International, Inc.: the "non-U.S. equity team" and the "emerging market equity team." WM Advisors determines the portion of the Fund's assets to be managed by each team.
  The Fund invests in common stock and may invest in other securities with equity characteristics, such as trust or limited partnership interests, preferred stock, rights, and warrants. The Fund may also invest in convertible securities. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in restricted or unlisted securities.
  The Fund intends to stay fully invested in the securities described above to the extent practical. Fund assets may be invested in short-term fixed-income instruments to meet anticipated day-to-day operating expenses, and for temporary defensive purposes. In addition, when the Fund experiences large cash inflows, it may hold short-term investments until desirable equity securities become available. These short-term instruments are generally rated A or higher by Moody's, S&P, or Fitch or, if unrated, are of comparable quality in the opinion of the Fund's sub-advisor.
  The Fund may invest up to 30% of its assets in the securities of companies in, or governments of, developing or emerging markets, provided that no more than 5% of the Fund's total assets are invested in any one emerging market country. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. Furthermore, the Fund may invest up to 5% of its total assets in investment-grade corporate fixed-income securities having maturities longer than one year, including euro-currency instruments and securities.

FIXED-INCOME FUNDS

SHORT TERM INCOME FUND. Among the principal risks of investing in the Short Term Income Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, real estate risk, management risk, and fund-of-funds risk.
  The Short Term Income Fund maintains a weighted average duration of three years or less and a weighted average maturity of five years or less. Duration measures the sensitivity of a bond's price to changes in the general level of interest rates. The duration of a fixed-income security is the weighted average term to maturity of the present value of future cash flows, including interest and principal payments.

  The Fund will invest substantially all of its assets in fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are judged to be of comparable quality by WM Advisors.
  The Fund may invest in securities issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and in high-grade corporate fixed-income securities, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities. The Fund may invest in fixed-income securities issued by REITs.
  The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. Investments in foreign securities are subject to special risks. The Fund may invest up to 5% of its assets in preferred stock. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Fund may invest up to 10% of its assets in securities of unaffiliated mutual funds. The Fund may borrow money or enter into reverse repurchase agreements or dollar roll transactions in aggregate of up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.

U.S. GOVERNMENT SECURITIES FUND. Among the principal risks of investing in the U.S. Government Securities Fund are: market risk, credit risk, derivatives risk, liquidity risk, leveraging risk, management risk, and fund-of-funds risk.
  The U.S. Government Securities Fund invests primarily in a selection of obligations of the U.S. government and its agencies. The Fund may also invest in collateralized mortgage obligations and repurchase agreements. Government-sponsored entities that the Fund invests in such as Government National Mortgage Association ("GNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") are not backed by the full faith and credit of the U.S. government. The Fund may not invest less than 80% of its net assets (plus any borrowings for investment purposes) in obligations issued or guaranteed by the U.S. government, its agencies, and/or instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations. The Fund may borrow up to 30% of its total net assets for emergency, non-investment purposes. The Fund may also enter into dollar roll transactions.

INCOME FUND. Among the principal risks of investing in the Income Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, real estate risk, management risk, and fund-of-funds risk.
  The Income Fund invests most of its assets in:
  - fixed-income and convertible securities;
  - U.S. government securities, including mortgage-backed securities issued by GNMA, Federal National Mortgage Association ("FNMA"), and FHLMC, or similar government agencies or government-sponsored entities;
  - commercial mortgage-backed securities;
  - obligations of U.S. banks that belong to the Federal Reserve System;
  - preferred stocks and convertible preferred stocks;
  - the highest grade commercial paper as rated by S&P, Fitch, or Moody's; and
  - deposits in U.S. banks.
  The Fund may also invest in securities denominated in foreign currencies and receive interest, dividends, and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Fund may borrow up to 30% of its total net assets for emergency, non-investment purposes and may enter into dollar roll transactions. The Fund may purchase securities of issuers that deal in real estate or securities that are secured by interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of fixed-income securities secured by real estate or interests therein. The Fund may also purchase and sell interest rate futures and options. The Fund may invest up to 35% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

MONEY MARKET FUND

  Among the principal risks of investing in the Money Market Fund are: market risk, credit risk, foreign investment risk, leveraging risk, liquidity risk, management risk, money market risk, and fund-of-funds risk.
  The Money Market Fund invests only in U.S. dollar-denominated short-term money market securities. The Fund will only purchase securities issued or guaranteed by the U.S. government, its agencies, sponsored entities, or instrumentalities, or securities that are, or have issuers that are:
  - rated by at least two NRSROs, such as S&P, Fitch, or Moody's, in one of the two highest rating categories for short-term, fixed-income securities;
  - rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating; or
  - if not so rated, are determined to be of comparable quality.
  In pursuing its objective, the Money Market Fund invests solely in money market instruments that may be included in the following six general categories:
  - U.S. government securities;
  - short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign businesses, banking institutions, financial institutions (including brokerage, finance and insurance companies), and state and local governments and municipalities to finance short-term cash needs;
  - obligations of U.S. and foreign banks with assets of more than $500 million;
  - U.S. dollar-denominated securities issued by foreign governments, their agencies, or instrumentalities or by supranational entities;
  - short-term corporate securities rated in one of the two highest rating categories by an NRSRO; and
  - repurchase agreements.
  A description of the rating systems of S&P, Fitch, and Moody's is contained in Appendix A to this prospectus and in the SAI. At the time of investment, no security (except U.S. government securities subject to repurchase agreements and variable rate demand notes) purchased by the Money Market Fund will have a maturity exceeding 397 days, and the Fund's average portfolio maturity will not exceed 90 days. The Money Market Fund will attempt to maintain a stable NAV of $1.00, but there can be no assurance that it will be able to do so.

WM HIGH YIELD FUND

  Among the principal risks of investing in the WM High Yield Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, real estate risk, management risk, smaller company risk, and fund-of-funds risk.
  The WM High Yield Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed-income securities (including convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or rated lower than Baa by Moody's or of equivalent quality as determined by WM Advisors. The remainder of the Fund's assets may be invested in any other securities WM Advisors believes are consistent with the Fund's objective, including higher rated fixed-income securities, common stocks, and other equity securities. The Fund may also invest in securities of foreign issuers, including those located in developing and emerging countries, and engage in hedging strategies involving options.

COMMON INVESTMENT PRACTICES

The next several pages contain more detailed information about the types of securities in which the Portfolio and Funds may invest and the strategies that WM Advisors or the respective sub-advisors may employ in pursuit of the Portfolio's or Fund's investment objective. This section also includes a summary of risks and restrictions associated with these securities and investment practices. For more information, please see the SAI.

BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES. The Growth & Income, Growth, and Income Funds each may invest up to 35% of its assets and the REIT, Equity Income, West Coast Equity, Mid Cap Stock, Small Cap Value, and Small Cap Growth Funds each may invest up to 20% of its assets in BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES, sometimes referred to as "junk bonds." The WM High Yield Fund may invest all of its assets in these securities and will generally invest at least 80% of its assets (plus any borrowings for investment purposes) in such securities.
  BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for a Fund to value or to sell certain of these securities under certain market conditions. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this prospectus.

BORROWING. The Portfolio and Funds may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. For the Growth & Income, Growth, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and Money Market Funds, and for the Portfolio, such BORROWINGS may not exceed 30% of total assets. The REIT, Equity Income, West Coast Equity, Mid Cap Stock, Small Cap Value, and WM High Yield Funds may borrow up to 5% of their total assets for emergency, non-investment purposes. In addition, the Money Market Fund may borrow up to 33 1/3% of its total assets to meet redemption requests. Each of the foregoing percentage limitations on borrowing is a fundamental policy of the Portfolio and respective Funds.
  The Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may enter into DOLLAR ROLLS. A Fund enters into a DOLLAR ROLL by selling securities for delivery in the current month and simultaneously contracting to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon, and maturity) securities on a specified future date. This may be considered borrowing from the counterparty and may produce similar leveraging effects. The proceeds of the initial sale of securities in the DOLLAR ROLL transactions, for example, may be used to purchase long-term securities which will be held during the roll period. To the extent that the proceeds of the initial sale of securities are invested, the Fund will be subject to market risk on those securities as well as similar risk with respect to the securities the Fund is required to repurchase.
  Each of the REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, and WM High Yield Funds may engage in REVERSE REPURCHASE AGREEMENTS. REVERSE REPURCHASE AGREEMENTS involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of the securities and, if the proceeds from the REVERSE REPURCHASE AGREEMENT are invested in securities, that the market value of the securities bought may decline at the same time there is a decline in the market value of the securities sold (and required to be repurchased).

FIXED-INCOME SECURITIES. The market value of FIXED-INCOME SECURITIES held by the Fund and, consequently, the value of the Fund's shares, can be expected to vary inversely with changes in prevailing interest rates. You should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, securities purchased by a Fund may be subject to the risk of default. FIXED-INCOME SECURITIES rated in the lower end of the investment-grade category (Baa or BBB) and BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers. The FIXED-INCOME SECURITIES in which the Funds may invest include ZERO-COUPON SECURITIES, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other FIXED-INCOME SECURITIES.

FLOATING RATE, INVERSE FLOATING RATE, AND VARIABLE RATE INVESTMENTS. The REIT, Equity Income, Growth & Income, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may purchase FLOATING RATE, INVERSE FLOATING RATE, and VARIABLE RATE SECURITIES, including participation interests therein and assignments thereof.

  The Money Market Fund may purchase FLOATING RATE and VARIABLE RATE OBLIGATIONS, including participation interests therein.
  The Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may purchase MORTGAGE-BACKED SECURITIES that are FLOATING RATE, INVERSE FLOATING RATE, and VARIABLE RATE OBLIGATIONS. Although variable rate demand notes are frequently not rated by credit rating agencies, a Fund may purchase unrated notes that are determined by WM Advisors to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund. The absence of an active secondary market could make it difficult for a Fund to dispose of these securities in the event the issuer of the note were to default on its payment obligations, and the Fund could, for this or other reasons, suffer a loss as a result of the default.
  Each of the REIT, Equity Income, Growth & Income, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may also invest in securities representing interests in tax-exempt securities, known as INVERSE FLOATING OBLIGATIONS or "residual interest bonds," which pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on INVERSE FLOATING RATE OBLIGATIONS or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of INVERSE FLOATING RATE OBLIGATIONS and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and WM High Yield Funds may, subject to the investment limitations stated elsewhere in this prospectus and the SAI, engage in FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends, and sale proceeds in currencies other than the U.S. dollar, may enter into FOREIGN CURRENCY EXCHANGE TRANSACTIONS to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. These Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.
  These funds also may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. A Fund may also enter into a forward contract to sell a currency that is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."
  Forward currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and specified price. Because there is a risk of loss to the Fund if the other party does not complete the transaction, WM Advisors or the Fund's sub-advisor will enter into forward currency exchange contracts only with parties approved by the Trust's Board of Trustees or persons acting pursuant to their direction.
  Each of the Funds, other than the Equity Income, Growth & Income, West Coast Equity, U.S. Government Securities, and Money Market Funds, may invest in securities that are indexed to certain specific foreign currency exchange rates. These securities expose the Funds to the risk of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the fixed-income and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.
  In addition, these Funds may enter into foreign currency forward contracts for non-hedging purposes. When WM Advisors or a Fund's sub-advisor believes that the currency of a specific country may deteriorate against another currency, the Fund may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. For example, a Fund could enter into a foreign currency forward contract to sell U.S. dollars and buy a foreign currency when the value of the foreign currency is expected to rise in relation to the U.S. dollar.
  While the foregoing actions are intended to protect a Fund from adverse currency movements or allow a Fund to profit from favorable currency movements, there is a risk that currency movements involved will not be properly anticipated. There can be no assurance that such transactions will be available or that a Fund will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Code.

FOREIGN INVESTMENTS. The Equity Income, Growth & Income, West Coast Equity, and Money Market Funds may invest in securities of foreign issuers if such securities are denominated in U.S. dollars. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and WM High Yield Funds may invest in both U.S. dollar-denominated and non-U.S. dollar-denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from:
  - fluctuations in currency exchange rates;
  - devaluation of currencies;
  - future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;
  - reduced availability of public information concerning issuers; and
  - the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.
  Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.
  In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Funds normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers, and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Funds' net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.
  The Equity Funds and the Short Term Income, Income, and WM High Yield Funds may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), GLOBAL DEPOSITARY RECEIPTS ("GDRS"), or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRS are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRS, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRS, in registered form, are designed for use in the U.S. securities markets, and EDRS, in bearer form, are designed for use in European securities markets.

GEOGRAPHIC CONCENTRATION. Potential investors in the West Coast Equity Fund should consider the possibility of greater risk arising from the geographic concentration of the Fund's investments, as well as the current and past financial condition of Alaska, California, Oregon, and Washington.

HOLDINGS IN OTHER INVESTMENT COMPANIES. When WM Advisors or a Fund's sub-advisor believes that it would be beneficial to the Fund, each of the REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may, subject to any limitations imposed by the 1940 Act, invest up to 10% of its assets in securities of mutual funds or other registered investment companies that are not affiliated with WM Advisors or the Fund's sub-advisor. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. In addition, the Growth Fund may invest Fund assets in money market funds affiliated with Janus (one of the Fund's sub-advisors), provided that Janus remits to the Fund the amount of any investment advisory and administrative services fees paid to Janus as the investment manager of the money market fund.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 10% of the net assets of the Money Market Fund and up to 15% of the net assets of every other Fund may be invested in securities that are not readily marketable. Such ILLIQUID SECURITIES may include:
  - repurchase agreements with maturities greater than seven calendar days;
  - time deposits maturing in more than seven calendar days;
  - to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;
  - certain over-the-counter options, as described in the SAI;
  - certain variable rate demand notes having a demand period of more than seven calendar days; and
  - securities that are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).
  Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, provided that such securities meet liquidity guidelines established by the Trust's Board of Trustees.
  Each of the Funds may purchase RESTRICTED SECURITIES (provided such securities are, in the case of the Equity Income, Growth & Income, West Coast Equity, U.S. Government Securities, Income, and Money Market Funds, eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of RESTRICTED SECURITIES (making RESTRICTED SECURITIES, in many instances, more liquid than they once were considered to be), investing in RESTRICTED SECURITIES could increase the level of illiquidity of the portfolio securities of the Fund. This could make it more difficult for the Fund to fulfill shareholder redemption orders on a timely basis. If the Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

LENDING OF SECURITIES. Certain of the Funds may lend portfolio securities to brokers and other financial organizations. The Growth, Small Cap Growth, International Growth, and Short Term Income Funds each may lend portfolio securities up to 20% of total assets. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Value, Income, Money Market, and WM High Yield Funds each may lend portfolio securities up to 33% of its total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of investment losses.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The REIT, Equity Income, Growth & Income, Mid Cap Stock, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may invest in GOVERNMENT MORTGAGE-BACKED SECURITIES issued or guaranteed by GNMA, FNMA, or FHLMC.
  To the extent that a Fund purchases MORTGAGE-BACKED SECURITIES at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of a Fund may be affected by reinvestments of prepayments at higher or lower rates than the original investment.

  In addition, like other FIXED-INCOME SECURITIES, the value of MORTGAGE-BACKED SECURITIES will generally fluctuate in response to market interest rates.
  The U.S. government guarantees the timely payment of interest and principal for GNMA certificates. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.
  Government stripped mortgage-backed securities represent beneficial ownership interests in either principal distributions (principal-only securities or "PO strips") or interest distributions (interest-only securities or "IO strips") from GOVERNMENT MORTGAGE-BACKED SECURITIES. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in MORTGAGE-BACKED SECURITIES issued by government entities. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments that is lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Funds will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition. However, there can be no assurance that the Funds will be able to effect a trade of a government stripped mortgage-backed security at a time when they wish to do so.
  In addition, the REIT, Equity Income, Growth & Income, Mid Cap Stock, Small Cap Value, Short Term Income, U.S. Government Securities, and Income Funds may invest in non-agency mortgage-backed securities, which are similar to GOVERNMENT MORTGAGE-BACKED SECURITIES, except that they are not issued or guaranteed by governmental entities. Non-agency mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). While non-agency mortgage-backed securities are generally structured with one or more types of credit enhancement, and often have high credit ratings, they lack the credit status of a governmental agency or instrumentality.
  The REIT, Equity Income, Mid Cap Stock, Small Cap Value, Small Cap Growth, Short Term Income, U.S. Government Securities, Income, Money Market, and WM High Yield Funds may purchase ASSET-BACKED SECURITIES. ASSET-BACKED SECURITIES are structured like MORTGAGE-BACKED SECURITIES, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts; leases of various types of real and personal property, home equity loans, and receivables from credit card agreements. The ability of an issuer of ASSET-BACKED SECURITIES to enforce its security interest in the underlying assets may be limited.

REAL ESTATE INVESTMENT TRUSTS. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, Income, and WM High Yield Funds may invest in real estate investment trust securities, herein referred to as "REITS." In addition, the REIT Fund typically invests at least 80% of its net assets plus borrowings for investment purposes in REITS. REITS involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITS may be affected by changes in the value of the underlying property owned by the REITS, while mortgage REITS may be affected by the quality of any credit extended. REITS are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risk of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT'S expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITS are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITS under the Code, and failing to maintain their exemptions from registration under the 1940 Act.
  Investment in REITS involves risks similar to those associated with investing in small capitalization companies. REITS may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS. The Portfolio and all of the Funds may invest in REPURCHASE AGREEMENTS, which are purchases of underlying FIXED-INCOME SECURITIES from financial institutions, such as banks and broker/ dealers, subject to the seller's agreement to repurchase the securities at an established time and price. REPURCHASE AGREEMENTS can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Pursuant to an exemptive order granted by the SEC, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in REPURCHASE AGREEMENTS or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this prospectus and the SAI, the Portfolio and Funds, except the Money Market Fund, may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of FIXED-INCOME SECURITIES, or for other bona fide hedging purposes. Utilizing these investment strategies, the Portfolio or Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices, and other financial instruments. It may also purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors, or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures. Each Fund, except the Money Market Fund, may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or if it maintains enough cash, cash equivalents, or liquid securities to purchase the underlying security.
  Subject to the investment limitations and restrictions stated elsewhere in this prospectus and in the SAI, the Short Term Income, U.S. Government Securities, Income, and WM High Yield Funds may enter into credit default swaps. The seller of a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or similar triggering event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the seller of a credit default swap receives from the buyer a periodic stream of payments over the term of the contract provided that no event of default or similar triggering event has occurred. If no default or other triggering event occurs, the seller would keep the stream of payments and would have no payment obligations. Credit default swaps are subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, interest rate risk, leveraging risk, and management risk. All of the above are collectively referred to as "STRATEGIC TRANSACTIONS." STRATEGIC TRANSACTIONS may be used:
  - to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Portfolio's or Fund's portfolio resulting from securities markets or currency exchange rate fluctuations;
  - to protect the Portfolio's or Fund's unrealized gains in the value of its portfolio securities;
  - to facilitate the sale of such securities for investment purposes;
  - to manage the effective maturity or duration of the Portfolio's or Fund's portfolio; and
  - to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.
  Some STRATEGIC TRANSACTIONS may also be used to seek potentially higher returns, rather than for hedging purposes. Any or all of these investment techniques may be used at any time, as the use of any STRATEGIC TRANSACTION is a function of numerous variables including market conditions.
  The use of STRATEGIC TRANSACTIONS involves special considerations and risks, such as:
  - the ability of the Portfolio or Fund to utilize STRATEGIC TRANSACTIONS successfully will depend on the ability of WM Advisors or the sub-advisor to predict pertinent market movements;
  - the risk that the other party to a STRATEGIC TRANSACTION will fail to meet its obligations to the Portfolio or Fund;
  - the risk that the Portfolio or Fund will be unable to close out a STRATEGIC TRANSACTION at a time when it would otherwise do so, due to the illiquidity of the STRATEGIC TRANSACTION; and
  - the risk of imperfect correlation, or even no correlation, between price movements of STRATEGIC TRANSACTIONS and price movements of any related portfolio positions.
  STRATEGIC TRANSACTIONS can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.

U.S. GOVERNMENT SECURITIES. The Portfolio and all of the Funds may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government (such as GNMA bonds); others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the government-sponsored entity (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Funds may purchase or sell securities on a WHEN-ISSUED or a DELAYED-DELIVERY basis. Due to fluctuations in the value of securities purchased on a WHEN-ISSUED or a DELAYED-DELIVERY basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Funds. Similarly, the sale of securities for DELAYED-DELIVERY can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. When-issued securities may include bonds purchased on a "when-, as-, and if-issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate authorities. A significant commitment of a Fund's assets to the purchase of securities on a "when-, as-, and if-issued" basis may increase the volatility of the Fund's net asset value ("NAV").

PORTFOLIO TRANSACTIONS AND TURNOVER. The Portfolio's and each Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. High turnover rates increase transaction costs and may increase taxable capital gains. Historical portfolio turnover rates for the Portfolio is shown under "Financial Highlights." WM Advisors and the sub-advisors will not consider the Portfolio's are Fund's portfolio turnover rate to be a limiting factor in making investment decisions consistent with the Portfolio's or Fund's investment objectives and policies.

INVESTING IN THE PORTFOLIO

Shares of the Portfolio are offered only to insurance company separate accounts for the purpose of providing investment choices under their variable annuity and variable life contracts (the "Contracts") and to qualified pension and retirement plans. The Portfolio reserves the right to refuse any order for the purchase of shares, including those by exchange.

PURCHASE AND REDEMPTION

Shares of the Portfolio are sold in a continuous offering. Net purchase payments under the Contracts are placed in one or more of the divisions of the insurance company separate account and are invested in the shares of the Portfolio corresponding to such divisions. Shares of the Portfolio are purchased and redeemed at NAV without sales or redemption charges.
  For each day on which the Portfolio's NAV is calculated, each separate account transmits to the Trust any orders to purchase or redeem shares of the Portfolio based on purchase payments; redemption (surrender) requests; and transfer requests from Contract owners, annuitants, or beneficiaries which are priced that day. Purchases and redemptions are effected at the NAV next determined after receipt by the Trust of a properly completed purchase or redemption order.
  All purchase and redemption orders will be processed in accordance with applicable regulations. The Trust may also suspend redemptions, if permitted under the 1940 Act, for any period during which the New York Stock Exchange is closed, when trading is restricted by the SEC, or when the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.

MARKET TIMING. The Portfolio is not intended for "market timing" or other forms of abusive short-term trading. If the Portfolio is used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns to the detriment of all Portfolio shareholders. Frequent trading can cause a portfolio manager to maintain larger cash positions than desired, unplanned portfolio turnover, and increased broker/dealer commissions or other transaction costs and can trigger taxable capital gains. In addition, some frequent traders attempt to exploit perceived valuation inefficiencies that can occur if the valuation of the Portfolio's portfolio securities do not reflect conditions as of the close of the New York Stock Exchange, which is the time that the Portfolio's NAV per share is determined. For example, the closing price of securities primarily trading in markets that close prior to the New York Stock Exchange may not reflect events that occurred after the close of that market. This type of arbitrage activity can dilute the Portfolio's NAV per share for long-term investors.
  Frequent traders wishing to engage in market timing should not purchase the Portfolio. The Trust's Board of Trustees has adopted policies and procedures intended to discourage market timing with respect to the Portfolio. The procedures include the use of "fair value" pricing, and the refusal of purchase transactions. (Please see the section entitled "How Net Asset Value Is Determined" for a description of the "fair value" pricing procedure.) These procedures are applied uniformly. Fair value pricing is applied when reliable market quotations are not readily available, including when the closing prices of portfolio securities primarily traded in foreign markets are deemed to be substantially inaccurate at the close of the New York Stock Exchange. The Portfolio's transfer agent will attempt to identify shareholders who engage in market timing and will restrict the trading activity of shareholders who are identified as market timers. The Portfolio reserves the right to reject any purchases, including those effected through exchange.
  Although it is the policy of the WM Group of Funds to seek to prevent market timing and other excessive trading practices in the Portfolio, there is no assurance that short-term trading will not occur. In addition, the Portfolio may not have sufficient information to prevent market timing, especially with respect to accounts held in the names of financial intermediaries ("omnibus accounts").

DISCLOSURE OF PORTFOLIO HOLDINGS. The Portfolio discloses its month-end portfolio holdings on the Distributor's Web site, wmgroupoffunds.com, on the last business day of the following month. Third parties who need portfolio holdings information to provide services to the Portfolio may be provided such information prior to its posting on the Web site, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Portfolio's policies and procedures with respect to the disclosure of the portfolio securities is available in the SAI.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION

The Portfolio has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to its Class 2 shares (a "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of its Class 2 shares. The amounts payable by the Portfolio under the Rule 12b-1 Plan need not be directly related to expenses. If the Distributor's actual expenses are less than the fees it receives, the Distributor will keep the full amount of the fees.

PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Portfolio. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Portfolio as an investment option. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, pension plan consultants, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Portfolio pays to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

ONGOING PAYMENTS. In the case of Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Portfolio. The Distributor also may make ongoing payments of up to 0.20% of average net assets to insurance companies for insurance contracts that include either class of shares of the Portfolio as investment options.

OTHER PAYMENTS TO INTERMEDIARIES. In addition to any commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts, conferences, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Portfolio, or may sell shares of the Portfolio to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year's sales of applicable variable annuities and variable life insurance contracts that may be funded by Portfolio shares, or 0.25% of the current year's sales of Portfolio shares to retirement plans by that financial intermediary. For 2005, the Distributor's total additional payments to these firms for distribution services related to the Trust represented approximately 0.10% of the average daily net assets of the Trust, or approximately $3.1 million.
  A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's WM Group of Funds sales, assets, and redemption rates of applicable variable annuities, variable life insurance contracts, and retirement plans as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include applicable variable annuities, variable life insurance contracts, and Portfolio shares in retirement plans on a "preferred list." The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the WM Group of Funds so that they can provide suitable information and advice about the Portfolio and Funds and related investor services. Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the WM Group of Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions ("ticket") charges, and general marketing expenses. IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR INVESTMENT REPRESENTATIVE AND HIS OR HER FINANCIAL INTERMEDIARY

MAY HAVE AN INCENTIVE TO RECOMMEND ONE VARIABLE ANNUITY, VARIABLE LIFE INSURANCE CONTRACT, OR MUTUAL FUND OVER ANOTHER.
  Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Portfolio, the Distributor, WM Advisors, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.
  As of the date of the prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include the Portfolio as an investment option, or for the distribution of shares of the Portfolio to retirement plans (other than commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts; conferences; ticket charges; and other general marketing expenses) include:

Advantage Capital Corporation
AIG Advisors, Inc.
American Portfolios Financial Services, Inc.
Associated Financial Group, Inc.
Commonwealth Financial Network
FFP Securities, Inc.
FSC Securities Corporation
G.A. Repple & Company
H. Beck, Inc.
Investacorp, Inc.
Investment Advisors & Consultants, Inc.
Jefferson Pilot Securities Corporation
McDonald Investments, Inc.
Mutual Service Corporation
NFP Securities, Inc.
Oppenheimer & Co., Inc.
ProEquities, Inc.
Prospera Financial Services, Inc.
Royal Alliance Associates, Inc.
Securities America, Inc.
Triad Advisors, Inc.
United Planners' Financial Services of America
Waterstone Financial Group, Inc.
WM Financial Services, Inc.

  To obtain a current list of such firms, call 800-222-5852.
  Although the Advisor and/or a Fund's sub-advisor may use brokers who sell shares of the Portfolio to effect portfolio transactions, the sale of Portfolio shares is not considered as a factor when selecting brokers to effect portfolio transactions. The Portfolio has adopted procedures to ensure that the sale of Portfolio shares is not considered when selecting brokers to effect portfolio transactions.
  Your applicable variable annuity contract, variable life insurance contract or retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately within the prospectus for your insurance contract. Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

TAX CONSIDERATIONS

The tax consequences of your investment in the Trust depend upon the specific provisions of your Contract. For more tax information regarding your Contract, see the applicable prospectus for that Contract. The following discussion is only a brief summary of the federal income tax consequences to the Portfolio and its insurance company shareholders based on current tax laws and regulations, which may be changed by subsequent legislative, judicial, or administrative action.
  The Portfolio intends to qualify separately each year as a "regulated investment company" and, thus, does not expect to pay any federal income tax on income and capital gains distributed to shareholders.
  Although the Trust intends that it and the Portfolio will be operated so that they will have no federal income tax liability, if any such liability is nevertheless incurred, the investment performance of the Portfolio will be adversely affected. In addition, investing in foreign securities and currencies may subject the Portfolio to foreign taxes. These taxes would reduce the investment performance of such Portfolio.
  Because the Trust serves as an investment vehicle for certain types of variable annuities and variable life contracts, the Portfolio also intends to meet the investment diversification requirements of subchapter L of the

Code. Should the Portfolio fail to comply with those requirements, owners of annuity contracts (other than certain tax-qualified retirement Contracts) funded through the Trust would be taxed immediately on investment earnings and gains, including any accumulated earnings and gains, under their Contracts and would thereby lose any benefit of tax deferral. Accordingly, the Trust will carefully monitor compliance with the diversification requirements. Distributions by Portfolios to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Portfolio as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Portfolio) from such a plan. For additional tax information, see "Taxes" in the SAI.
  Distributions of net investment income (i.e., all income other than capital gains) and of net realized capital gains on securities will be determined separately for the Portfolio. Dividends and distributions paid by the Portfolio will be automatically reinvested (at current net asset value) in additional full and fractional shares of the Portfolio. The Portfolio will declare and pay dividends annually and will distribute any net realized capital gains annually. Distributions of any net short-term capital gains earned by the Portfolio will be distributed no less frequently than annually at the discretion of the Board of Trustees.

  THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE PORTFOLIO. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE PORTFOLIO.

HOW NET ASSET VALUE IS DETERMINED

Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Portfolio's NAVs. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolio's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific Time, whichever is earlier. Generally, shares will not be priced on the days on which the New York Stock Exchange is closed for trading.
  In addition, the Portfolio has adopted fair value pricing procedures and methodologies which, among other things, generally require the Portfolio to fair value foreign securities if there has been movement in the U.S. market and/or other economic indicators that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used to a significant extent by the Portfolio.

MANAGEMENT OF THE PORTFOLIO

The Portfolio is managed by WM Advisors, Inc., which is referred to as "WM Advisors" in this prospectus. WM Advisors is a wholly owned, indirect subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, and is located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. WM Advisors has been in the business of investment management since 1944. Its responsibilities include formulating the Portfolio's investment policies (subject to the terms of this prospectus), analyzing economic trends, monitoring the Portfolio's investment performance, and reporting to the Trust's Board of Trustees, as well as providing certain administrative services to the Portfolio.
  In connection with its service as investment advisor to the Portfolio, WM Advisors may engage one or more sub-advisors to provide investment advisory services to the Portfolio and may remove or, subject to shareholder approval, replace any such sub-advisor if it deems such action to be in the best interests of the Portfolio and its shareholders. Where WM Advisors has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Portfolio's assets. The Portfolio may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of WM Advisors and the sub-advisors to the Funds. For more information, see the SAI.

PORTFOLIO MANAGERS

WM Advisors' portfolio managers are compensated through a combination of base salary and incentive compensation. Incentive compensation is based on investment performance relative to a peer group of mutual funds and other measures of performance. The SAI provides additional information about portfolio managers' compensation, other accounts managed by the portfolio managers, and portfolio managers' ownership of Portfolio and Fund shares.

RANDALL L. YOAKUM, CFA, Senior Vice President and Chief Investment Strategist of WM Advisors, has led a team of investment professionals in managing the Portfolio since January 1999. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. (DADCO). Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.

MICHAEL D. MEIGHAN, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for co-managing the Portfolio with Mr. Yoakum since March 2003. Mr. Meighan joined WM Advisors in 1999. Prior to that, he was employed with Mr. Yoakum at DADCO as a Portfolio Manager and Senior Analyst for its asset allocation product since 1993.

MANAGEMENT FEES

During its most recent fiscal year, the Portfolio paid management fees to WM Advisors at the rate (not reflecting any expense waivers or reimbursements) of 0.10%. Note that this rate excludes Fund management fees that the Portfolio bears indirectly.

  A discussion of the material factors considered by the Trustees of the Trust in approving investment advisory contract(s) for the Portfolio is available in the Trust's most recent Annual or Semiannual report to shareholders (for periods ending December 31 and June 30, respectively).

  NO DEALER, SALESPERSON, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR
REPRESENTATIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

FINANCIAL HIGHLIGHTS
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years (or, in the case of a newer Class since the inception of the Class). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), but do not reflect insurance-related charges and expenses which, if included, would have lowered the performance shown. The information provided below is excerpted from financial statements audited by Deloitte & Touche LLP. The Report of Independent Registered Public Accounting Firm, along with the Portfolio's financial statements, are included in the Trust's Annual Report to Shareholders, which is available upon request.

                                                             CLASS 1
                                                             --------------------------------------------------------------
BALANCED PORTFOLIO                                              2005         2004         2003         2002         2001
YEARS ENDED DECEMBER 31                                      ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  16.08     $  14.88     $  12.42     $  13.91     $  14.50
                                                              --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                       0.36(6)      0.32(6)      0.33(6)      0.32(6)      0.17(6)
      Net realized and unrealized gain/(loss) on investments      0.59         1.16         2.46        (1.53)       (0.15)
                                                              --------     --------     --------     --------     --------
      Total from investment operations                            0.95         1.48         2.79        (1.21)        0.02
                                                              --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1)                    (0.31)       (0.28)       (0.33)       (0.28)       (0.25)
      Dividends from net realized capital gains                     --           --           --           --        (0.36)
                                                              --------     --------     --------     --------     --------
      Total distributions                                        (0.31)       (0.28)       (0.33)       (0.28)       (0.61)
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                                $  16.72     $  16.08     $  14.88     $  12.42     $  13.91
                                                              ========     ========     ========     ========     ========
TOTAL RETURN(2)                                                   6.01%       10.12%       22.74%       (8.78)%       0.13%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                     $462,438     $467,076     $419,273     $334,605     $354,082
      Ratio of operating expenses to average net assets(3)        0.28%        0.28%        0.29%        0.29%        0.28%
      Ratio of net investment income to average net assets        2.26%        2.13%        2.50%        2.52%        1.22%
      Portfolio turnover rate                                        4%           4%           7%          22%           8%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the
         custodian(3,4)                                           0.28%        0.28%        0.29%        0.29%        0.28%

NOTES TO FINANCIAL HIGHLIGHTS
1 Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.
2 Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
3 The Portfolio will indirectly bear its prorated share of expenses of the
  Underlying Funds.
4 Ratio of operating expenses to average net assets includes expenses paid indirectly.

    CLASS 2
    --------------------------------------------------------------
       2005         2004         2003         2002       2001(5)
    ----------   ----------   ----------   ----------   ----------
     $  15.99     $  14.82     $  12.39     $  13.91     $  13.52
     --------     --------     --------     --------     --------
         0.32(6)      0.28(6)      0.30(6)      0.29(6)      0.02(6)
         0.58         1.16         2.45        (1.53)        0.37(7)
     --------     --------     --------     --------     --------
         0.90         1.44         2.75        (1.24)        0.39
     --------     --------     --------     --------     --------
        (0.28)       (0.27)       (0.32)       (0.28)          --
           --           --           --           --           --
     --------     --------     --------     --------     --------
        (0.28)       (0.27)       (0.32)       (0.28)          --
     --------     --------     --------     --------     --------
     $  16.61     $  15.99     $  14.82     $  12.39     $  13.91
     ========     ========     ========     ========     ========
         5.72%        9.83%       22.46%       (9.00)%       2.88%
     $198,280     $164,802     $ 91,631     $ 31,335     $  1,452
         0.53%        0.53%        0.54%        0.54%        0.53%(8)
         2.01%        1.88%        2.25%        2.27%        0.97%(8)
            4%           4%           7%          22%           8%
         0.53%        0.53%        0.54%        0.54%        0.53%(8)

5 The Portfolio commenced selling Class 2 shares on November 6, 2001.
6 Per share numbers have been calculated using the average shares method.
7 The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.
8 Annualized.

APPENDIX A

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:

- Aaa, Aa -- Bonds which are rated Aaa or Aa are judged to be of the highest quality and high quality, respectively. Together, they comprise what are generally known as high-grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

- A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

- Baa -- Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

- Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

- B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

- Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

- Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

- C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:

- AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

- BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

- BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse business, economical and financial conditions.

- D -- Bonds rated D are in payment default, meaning payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS:

INVESTMENT-GRADE

- AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

- AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

- A -- High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

- BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE-GRADE

- BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

- B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

- CCC, CC, C -- High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

- DDD, DD, D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.

Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

FOR MORE INFORMATION ABOUT THE WM VARIABLE TRUST

The Statement of Additional Information (SAI) and Annual and Semiannual Reports to shareholders include additional information about the Portfolio. The SAI and the Report of Independent Registered Public Accounting Firm, along with the financial statements included in the Portfolio's most recent Annual Report, are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes. The Portfolio's Annual Report discusses the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, request other information about the Trust, and make shareholder inquiries by contacting your financial advisor, by calling toll-free 800-222-5852, or by visiting wmgroupoffunds.com.

You may review and copy information about the Portfolio, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Portfolio on the EDGAR database or the Commission's Web site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to file number 811-07462.

                               WM VARIABLE TRUST
                               EQUITY INCOME FUND

                                   PROSPECTUS


                                  MAY 1, 2006

This prospectus describes the Class 1 and Class 2 shares ("shares") of the Fund.

  The Securities and Exchange Commission has not approved or disapproved these securities or
passed upon the adequacy of this prospectus. Any representation to the contrary is a crime.

            TABLE OF CONTENTS

                                                                                   PAGE
                    Risk/Return Summary.........................................     3
                         Summary of Principal Risks.............................     5
                    Fees and Expenses of the Fund...............................     8
                    Investment Strategies and Risks.............................     9
                    Common Investment Practices.................................    10
                    Investing in the Fund.......................................    15
                    Distribution Plan and Additional Information
                      Regarding Intermediary Compensation.......................    16
                    Tax Considerations..........................................    18
                    How Net Asset Value Is Determined...........................    19
                    Management of the Fund......................................    19
                    Management Fees.............................................    20
                    Financial Highlights........................................    22
                    Appendix A..................................................    24

RISK/RETURN SUMMARY

This summary identifies the investment objectives, principal investment strategies, and principal risks of the Equity Income Fund (the "Fund"), a mutual fund offered by WM Variable Trust (the "Trust"). The Fund is managed by WM Advisors, Inc. ("WM Advisors"). The principal investment strategies identified in this summary are not the only investment strategies available to the Fund, and some of the principal investment strategies may not be available at any given time. For a discussion of other investment strategies available to the Fund, please see the Statement of Additional Information (the "SAI").


STRATEGIES AND RISKS

In addition to the principal investment strategies identified in this summary, there are some general principles that WM Advisors will apply in making investment decisions for the Fund. When making decisions about whether to buy or sell equity securities, WM Advisors will consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth. When making decisions about whether to buy or sell fixed-income investments, WM Advisors will generally consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions, and the credit quality of individual issuers.

The discussion of the Fund's principal investment strategies includes some of the principal risks of investing in the Fund. You can find a more detailed description of these and other principal risks of an investment in the Fund under "Summary of Principal Risks." Investments mentioned in the summary and described in greater detail under "Common Investment Practices" appear in BOLD TYPE. Additional information about the Fund, its investments, and the related risks is located under "Investment Strategies and Risks." Please be sure to read the more complete description of the Fund, and the related risks, before you invest.


PERFORMANCE

Below the description of the Fund is a bar chart showing the investment returns of its Class 1 shares for each of the past ten years (or for the life of the Fund if it has been in operation for less than ten years). The bar chart is intended to provide some indication of the volatility of the Fund's past returns. The performance table following each bar chart shows how average annual total returns for Class 1 and Class 2 shares of the Fund compare to returns of one or more broad-based securities market indices for the last one, five, and ten years (or, in the case of a newer Fund, or Class, since the inception of the Fund, or Class). Performance shown in the table and bar chart does not reflect any insurance-related charges or expenses. If insurance-related charges or expenses had been included, the performance shown would have been lower. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

There can be no assurance that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

EQUITY INCOME FUND

OBJECTIVE: The Fund seeks to provide a relatively high level of current income and long-term growth of income and capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in dividend-paying common stocks and preferred stocks. The Fund's investments may also include bonds, convertible securities, U.S. GOVERNMENT SECURITIES, ADRS, GLOBAL DEPOSITARY RECEIPTS ("GDRS"), EDRS, MORTGAGE-BACKED SECURITIES, REPURCHASE AGREEMENTS, and REIT SECURITIES.

In selecting investments for the Fund, WM Advisors looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than WM Advisors believes they are worth.

Among the principal risks of investing in the Fund are:

- Market Risk                     - Leveraging Risk                 - Liquidity Risk
- Credit Risk                     - Real Estate Risk                - Management Risk
- Currency Risk                   - Derivatives Risk                - Smaller Company Risk
- Foreign Investment Risk         - Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)
[BAR GRAPH]

1999                                                                              2.49
2000                                                                             17.19
2001                                                                              7.92
2002                                                                            -12.51
2003                                                                             30.10
2004                                                                             19.12
2005                                                                             10.27

During the periods shown above, the highest quarterly return was 15.69% (for the quarter ended 6/30/03) and the lowest was -14.67% (for the quarter ended 9/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.

AVERAGE ANNUAL TOTAL RETURNS(1)

                                                                                                  SINCE         SINCE
                                                                                                 CLASS 1       CLASS 2
                                                                                                INCEPTION     INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS     (4/28/98)     (5/1/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                  10.27%         10.04%          9.42%          N/A
   CLASS 2 SHARES                                                   9.97%          N/A             N/A          9.54%
   S&P 500(2)                                                       4.91%          0.54%          3.09%         1.70%
   S&P 500/BARRA VALUE INDEX(3)                                     6.33%          2.53%          4.26%         2.75%

1 The Fund's performance in 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.
2 The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.
3 The S&P 500/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500. Indices are unmanaged and individuals cannot invest directly in an index. Index performance reflects no deduction for fees, expenses, or taxes.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Fund changes with the value of the investments held by the Fund. Many factors can affect that value, and it is possible that you may lose money by investing in the Fund. Factors that may adversely affect the Fund as a whole are called "principal risks." They are summarized in this section. These risks can change over time because the types of investments made by the Fund can change over time. Investments mentioned in this summary and described in greater detail under "Common Investment Practices" appear in BOLD TYPE. Additional information about the Fund, its investments, and the related risks is located under "Investment Strategies and Risks."

CREDIT RISK. The Fund is subject to credit risk to the extent that it invests, directly or indirectly, in FIXED-INCOME SECURITIES, REIT SECURITIES, and STRATEGIC TRANSACTIONS. This is the risk that the issuer or the guarantor of a FIXED-INCOME SECURITY or other obligation, or the counterparty to any of a Fund's portfolio transactions (including, without limitation, REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES, STRATEGIC TRANSACTIONS, and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in credit ratings, apply. Credit risk is particularly significant for the Fund as it may invest significantly in BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. The Fund, which makes FOREIGN INVESTMENTS denominated in U.S. dollars, is also subject to increased credit risk because of the added difficulties associated with requiring foreign entities to honor its contractual commitments, and because a number of foreign governments and other issuers are already in default.

FUND-OF-FUNDS RISK. The Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios of the Trust (the "Portfolios") invest in shares of the Fund. From time to time, the Fund may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by WM Advisors. These transactions will affect the Fund, since funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities. At the same time, funds that receive additional cash will have to invest such cash. This may be particularly important when one or more Portfolios owns a substantial portion of the Fund. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on fund performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could increase transaction costs. Because the Portfolios may own substantial portions of the Fund, redemptions and reallocations by the Portfolios affecting the Fund could cause the Fund's expenses to increase and may result in the Fund becoming too small to be economically viable. WM Advisors is committed to minimizing such impact on the Fund to the extent it is consistent with pursuing the investment objectives of the Portfolios. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Fund. WM Advisors will at all times monitor the impact on the Fund of transactions by the Portfolios.

The table below shows the percentage of outstanding Fund shares owned by the Portfolios as of December 31, 2005:


                                                                              PORTFOLIOS
                                               FLEXIBLE    CONSERVATIVE               CONSERVATIVE   STRATEGIC
                                                INCOME       BALANCED     BALANCED       GROWTH       GROWTH
FUND                                           PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO   TOTAL
-----------------------------------------------------------------------------------------------------------------------------
  REIT Fund                                       4.7%         2.9%         42.8%        30.8%         14.6%     95.8%
  Equity Income Fund                              3.4%         2.3%         27.2%        20.9%         10.4%     64.2%
  Growth & Income Fund                            5.3%         2.5%         33.8%        25.8%         13.8%     81.2%
  West Coast Equity Fund                          1.9%         1.9%         26.9%        21.0%         11.7%     63.4%
  Mid Cap Stock Fund                              5.9%         2.3%         33.9%        24.8%         14.9%     81.8%
  Growth Fund                                     5.3%         2.5%         35.8%        26.3%         14.3%     84.2%
  Small Cap Value Fund                            6.8%         2.8%         41.2%        32.5%         16.5%     99.8%
  Small Cap Growth Fund                           4.9%         1.7%         26.5%        22.0%         12.1%     67.2%
  International Growth Fund                      --            3.1%         38.1%        31.7%         17.2%     90.1%
  Short Term Income Fund                         50.2%         7.9%         13.3%        --            --        71.4%
  U.S. Government Securities Fund                25.7%         7.2%         41.5%        10.8%         --        85.2%
  Income Fund                                    26.8%         6.4%         34.7%         7.6%         --        75.5%
  WM High Yield Fund                              1.8%         0.5%          3.7%         1.3%          1.0%      8.3%

LEVERAGING RISK. When a fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. The Equity Income Fund may achieve leverage through the use of INVERSE FLOATING RATE INVESTMENTS. The Fund may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives), or by BORROWING money to meet redemption requests.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a fund from selling out of these ILLIQUID SECURITIES at an advantageous price. The Fund is subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or invest in securities involving substantial market and/or credit risk tend to be subject to greater liquidity risk. In addition, liquidity risk increases for funds that hold RESTRICTED SECURITIES.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases, derivatives and other investments may be unavailable or WM Advisors may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund.

MARKET RISK. The Fund is subject to market risk, which is the general risk of unfavorable changes in the market value of a fund's portfolio of securities.
  One aspect of market risk is interest rate risk. As interest rates rise, the value of your investment in the Fund is likely to decline because its income-producing equity or FIXED-INCOME SECURITIES are likely to be worth less.
  Interest rate risk is generally greater for funds that invest in FIXED-INCOME SECURITIES with longer maturities. This risk may be compounded for funds that invest in MORTGAGE-BACKED or other ASSET-BACKED SECURITIES that may be prepaid. These securities have variable maturities that tend to lengthen when it is least desirable -- when interest rates are rising. Increased market risk is also likely for funds that invest in debt securities paying no interest, such as ZERO-COUPON and payment-in-kind securities.
  While the Fund does not concentrate its assets in any particular industry, it may concentrate its assets in a broad economic sector or geographic region. To the extent such investments are affected by common economic forces and other factors, this may increase the Fund's vulnerability to such factors.
  By investing in equity securities such as common stock, preferred stock, and convertible securities, the Fund is exposed to a separate set of market risks. These risks include the risk of broader equity market declines as well as more specific risks affecting the issuer such as management performance, financial leverage, industry problems, and reduced demand for the issuer's goods or services.

CURRENCY RISK. The Fund may be subject to currency risk as it may invest in securities denominated in, and/or receive revenues in, FOREIGN INCOME CURRENCIES. Currency risk is the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

DERIVATIVES RISK. The Fund may, subject to the limitations and restrictions stated elsewhere in this prospectus and the SAI, use STRATEGIC TRANSACTIONS involving derivatives such as forward contracts, futures contracts, options, swaps, caps, floors, and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate, or index. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, and indices.

FOREIGN INVESTMENT RISK. The Fund may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, and diplomatic developments could adversely affect a fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated. Investments in emerging market countries are generally subject to these risks to a greater extent.

REAL ESTATE RISK. The Fund, which may invest a significant portion of its assets in REIT SECURITIES, is subject to risks affecting real estate investments. Investments in the real estate industry, even though representing interests in different companies and sectors within the industry, may be affected by common economic forces and other factors. This increases a fund's vulnerability to factors affecting the real estate industry. This risk is significantly greater than for a fund that invests in a range of industries and may result in greater losses and volatility. Securities of companies in the real estate industry, including REIT SECURITIES, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. A fund investing in REIT SECURITIES will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund. A fund is also subject to the risk that the REIT SECURITIES in which it invests will fail to qualify for the special tax treatment accorded REIT SECURITIES under the Internal Revenue Code of 1986, as amended (the "Code"), and/or fail to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees.

FEES AND EXPENSES OF THE FUND

The Fund offers Class 1 and Class 2 shares, which are subject to different fees and expenses. This section describes the fees and expenses that you may pay if you invest in Class 1 or Class 2 shares of the Fund. Insurance-related charges and expenses are not included. If insurance-related charges or expenses were included, the expenses shown would be higher. The examples below are intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The examples assume that your $10,000 investment in the noted class of shares has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission (the "SEC"), and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.

                                                        ANNUAL FUND OPERATING EXPENSES
                                                              (EXPENSES THAT ARE
                                                          DEDUCTED FROM FUND ASSETS)
                                                                                      TOTAL
                                                                                     ANNUAL
                                                             SERVICE                  FUND
                                                MANAGEMENT   (12B-1)    OTHER       OPERATING
                                                   FEES      FEES(1)   EXPENSES     EXPENSES
-----------------------------------------------------------------------------------------------
  Class 1 Shares                                  0.63%       0.00%     0.03%         0.66%
................................................................................................
  Class 2 Shares                                  0.63%       0.25%     0.03%         0.91%
-----------------------------------------------------------------------------------------------

                                                    EXAMPLES: YOU WOULD PAY
                                              THE FOLLOWING EXPENSES ON A $10,000
                                            INVESTMENT ASSUMING A 5% ANNUAL RETURN
                                           AND REDEMPTION AT THE END OF EACH PERIOD:

                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------  -----------------------------------------------
  Class 1 Shares                             $67       $211       $368        $822
..........................................
  Class 2 Shares                             $93       $290       $504      $1,120
----------------------------------------------------------------------------------------------

  1 12b-1 fees represent service fees that are paid to WM Funds Distributor, Inc. (the "Distributor"). See "Distribution Plan and Additional Information Regarding Intermediary Compensation."

INVESTMENT STRATEGIES AND RISKS

This section provides a more complete description of the principal investment strategies and risks of the Fund. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Fund. The Fund may undertake other strategies for temporary defensive purposes. These strategies may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its goals. You can find additional descriptions of the Fund's strategies and risks in the SAI. Except for policies explicitly identified as "fundamental" in this prospectus and the SAI, the investment objective and investment policies set forth in this prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities may not be required in the event of a subsequent change in valuation or other circumstances.
  The Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. The Fund may invest in money market instruments for temporary or defensive purposes. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Fund may also invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 20% of its assets in REIT securities. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

COMMON INVESTMENT PRACTICES

The next several pages contain more detailed information about the types of securities in which the Fund may invest and the strategies that WM Advisors may employ in pursuit of the Fund's investment objective. This section also includes a summary of risks and restrictions associated with these securities and investment practices. For more information, please see the SAI.

BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES. The Fund may invest up to 20% of its assets in BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES, sometimes referred to as "junk bonds."
  BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for a Fund to value or to sell certain of these securities under certain market conditions. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this prospectus.

BORROWING. The Fund may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. The Fund may borrow up to 5% of its total assets for emergency, non-investment purposes. The foregoing percentage limitation on borrowing is a fundamental policy of the Fund.

FIXED-INCOME SECURITIES. The market value of FIXED-INCOME SECURITIES held by the Fund and, consequently, the value of the Fund's shares, can be expected to vary inversely with changes in prevailing interest rates. You should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, securities purchased by a Fund may be subject to the risk of default. FIXED-INCOME SECURITIES rated in the lower end of the investment-grade category (Baa or BBB) and BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers. The FIXED-INCOME SECURITIES in which the Fund may invest include ZERO-COUPON SECURITIES, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other FIXED-INCOME SECURITIES.

FLOATING RATE, INVERSE FLOATING RATE, AND VARIABLE RATE INVESTMENTS. The Fund may purchase FLOATING RATE, INVERSE FLOATING RATE, and VARIABLE RATE SECURITIES, including participation interests therein and assignments thereof.
  The Fund may also invest in securities representing interests in tax-exempt securities, known as INVERSE FLOATING OBLIGATIONS or "residual interest bonds," which pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on INVERSE FLOATING RATE OBLIGATIONS or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of INVERSE FLOATING RATE OBLIGATIONS and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.

FOREIGN INVESTMENTS. The Fund may invest in securities of foreign issuers if such securities are denominated in U.S. dollars. There are certain risks involved in investing in foreign securities, including those resulting from:
  - fluctuations in currency exchange rates;
  - devaluation of currencies;
  - future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;
  - reduced availability of public information concerning issuers; and
  - the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.
  Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.
  In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers, and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Fund's net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.
  The Fund may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), GLOBAL DEPOSITARY RECEIPTS ("GDRS"), or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRS are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRS, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRS, in registered form, are designed for use in the U.S. securities markets, and EDRS, in bearer form, are designed for use in European securities markets.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 15% of the net assets of the Fund may be invested in securities that are not readily marketable. Such ILLIQUID SECURITIES may include:
  - repurchase agreements with maturities greater than seven calendar days;
  - time deposits maturing in more than seven calendar days;
  - to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;
  - certain over-the-counter options, as described in the SAI;
  - certain variable rate demand notes having a demand period of more than seven calendar days; and
  - securities that are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).
  Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, provided that such securities meet liquidity guidelines established by the Trust's Board of Trustees.
  The Fund may purchase RESTRICTED SECURITIES (provided such securities are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of RESTRICTED SECURITIES (making RESTRICTED SECURITIES, in many instances, more liquid than they once were considered to
be), investing in RESTRICTED SECURITIES could increase the level of illiquidity of the portfolio securities of the Fund. This could make it more difficult for the Fund to fulfill shareholder redemption orders on a timely basis. If the Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

LENDING OF SECURITIES. The Fund may lend portfolio securities up to 33% of its total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of investment losses.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Fund may invest in GOVERNMENT MORTGAGE-BACKED SECURITIES issued or guaranteed by GNMA, FNMA, or FHLMC.
  To the extent that the Fund purchases MORTGAGE-BACKED SECURITIES at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of the Fund may be affected by reinvestments of prepayments at higher or lower rates than the original investment.
  In addition, like other FIXED-INCOME SECURITIES, the value of MORTGAGE-BACKED SECURITIES will generally fluctuate in response to market interest rates.
  The U.S. government guarantees the timely payment of interest and principal for GNMA certificates. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.
  Government stripped mortgage-backed securities represent beneficial ownership interests in either principal distributions (principal-only securities or "PO strips") or interest distributions (interest-only securities or "IO strips") from GOVERNMENT MORTGAGE-BACKED SECURITIES. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in MORTGAGE-BACKED SECURITIES issued by government entities. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments that is lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Fund will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition. However, there can be no assurance that the Fund will be able to effect a trade of a government stripped mortgage-backed security at a time when they wish to do so.
  In addition, the Fund may invest in non-agency mortgage-backed securities, which are similar to GOVERNMENT MORTGAGE-BACKED SECURITIES, except that they are not issued or guaranteed by governmental entities. Non-agency mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). While non-agency mortgage-backed securities are generally structured with one or more types of credit enhancement, and often have high credit ratings, they lack the credit status of a governmental agency or instrumentality.
  The Fund may purchase ASSET-BACKED SECURITIES. ASSET-BACKED SECURITIES are structured like MORTGAGE-BACKED SECURITIES, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts; leases of various types of real and personal property, home equity loans, and receivables from credit card agreements. The ability of an issuer of ASSET-BACKED SECURITIES to enforce its security interest in the underlying assets may be limited.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trust securities, herein referred to as "REITS." REITS involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITS may be affected by changes in the value of the underlying property owned by the REITS, while mortgage REITS may be affected by the quality of any credit extended. REITS are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risk of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT'S expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITS are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITS under the Code, and failing to maintain their exemptions from registration under the 1940 Act.
  Investment in REITS involves risks similar to those associated with investing in small capitalization companies. REITS may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS. The Fund may invest in REPURCHASE AGREEMENTS, which are purchases of underlying FIXED-INCOME SECURITIES from financial institutions, such as banks and broker/dealers, subject to the seller's agreement to repurchase the securities at an established time and price. REPURCHASE AGREEMENTS can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Pursuant to an exemptive order granted by the SEC, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in REPURCHASE AGREEMENTS or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this prospectus and the SAI, the Fund may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of FIXED-INCOME SECURITIES, or for other bona fide hedging purposes. Utilizing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices, and other financial instruments. It may also purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors, or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures. The Fund may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or if it maintains enough cash, cash equivalents, or liquid securities to purchase the underlying security.
  All of the above are collectively referred to as "STRATEGIC TRANSACTIONS." STRATEGIC TRANSACTIONS may be used:
  - to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations;
  - to protect the Fund's unrealized gains in the value of its portfolio securities;
  - to facilitate the sale of such securities for investment purposes;
  - to manage the effective maturity or duration of the Fund's portfolio; and
  - to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.
  Some STRATEGIC TRANSACTIONS may also be used to seek potentially higher returns, rather than for hedging purposes. Any or all of these investment techniques may be used at any time, as the use of any STRATEGIC TRANSACTION is a function of numerous variables including market conditions.
  The use of STRATEGIC TRANSACTIONS involves special considerations and risks, such as:
  - the ability of the Fund to utilize STRATEGIC TRANSACTIONS successfully will depend on the ability of WM Advisors to predict pertinent market movements;
  - the risk that the other party to a STRATEGIC TRANSACTION will fail to meet its obligations to the Fund;
  - the risk that the Fund will be unable to close out a STRATEGIC TRANSACTION at a time when it would otherwise do so, due to the illiquidity of the STRATEGIC TRANSACTION; and
  - the risk of imperfect correlation, or even no correlation, between price movements of STRATEGIC TRANSACTIONS and price movements of any related portfolio positions.
  STRATEGIC TRANSACTIONS can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government (such as GNMA bonds); others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the government-sponsored entity (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Fund may purchase or sell securities on a WHEN-ISSUED or a DELAYED-DELIVERY basis. Due to fluctuations in the value of securities purchased on a WHEN-ISSUED or a DELAYED-DELIVERY basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Fund. Similarly, the sale of securities for DELAYED-DELIVERY can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.
  When-issued securities may include bonds purchased on a "when-, as-, and if-issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate authorities. A significant commitment of a Fund's assets to the purchase of securities on a "when-, as-, and if-issued" basis may increase the volatility of the Fund's net asset value ("NAV").

PORTFOLIO TRANSACTIONS AND TURNOVER. The Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. High turnover rates increase transaction costs and may increase taxable capital gains. Historical portfolio turnover rates for the Fund are shown under "Financial Highlights." WM Advisors will not consider the Fund's portfolio turnover rate to be a limiting factor in making investment decisions consistent with the Fund's investment objective and policies.

INVESTING IN THE FUND

Shares of the Fund are offered only to insurance company separate accounts for the purpose of providing investment choices under their variable annuity and variable life contracts (the "Contracts") and to qualified pension and retirement plans. The Fund reserves the right to refuse any order for the purchase of shares, including those by exchange.

PURCHASE AND REDEMPTION

Shares of the Fund are sold in a continuous offering. Net purchase payments under the Contracts are placed in one or more of the divisions of the insurance company separate account and are invested in the shares of the Fund corresponding to such divisions. Shares of the Fund are purchased and redeemed at NAV without sales or redemption charges.
  For each day on which the Fund's NAV is calculated, each separate account transmits to the Trust any orders to purchase or redeem shares of the Fund based on purchase payments; redemption (surrender) requests; and transfer requests from Contract owners, annuitants, or beneficiaries which are priced that day. Purchases and redemptions are effected at the NAV next determined after receipt by the Trust of a properly completed purchase or redemption order.
  All purchase and redemption orders will be processed in accordance with applicable regulations. The Trust may also suspend redemptions, if permitted under the 1940 Act, for any period during which the New York Stock Exchange is closed, when trading is restricted by the SEC, or when the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.

MARKET TIMING. The Fund is not intended for "market timing" or other forms of abusive short-term trading. If the Fund is used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns to the detriment of all Fund shareholders. Frequent trading can cause a portfolio manager to maintain larger cash positions than desired, unplanned portfolio turnover, and increased broker/dealer commissions or other transaction costs and can trigger taxable capital gains. In addition, some frequent traders attempt to exploit perceived valuation inefficiencies that can occur if the valuation of the Fund's portfolio securities does not reflect conditions as of the close of the New York Stock Exchange, which is the time that the Fund's NAV per share is determined. For example, the closing price of securities primarily trading in markets that close prior to the New York Stock Exchange may not reflect events that occurred after the close of that market. This type of arbitrage activity can dilute the Fund's NAV per share for long-term investors.
  Frequent traders wishing to engage in market timing should not purchase the Fund. The Trust's Board of Trustees has adopted policies and procedures intended to discourage market timing with respect to the Fund. The procedures include the use of "fair value" pricing, and the refusal of purchase transactions. (Please see the section entitled "How Net Asset Value Is Determined" for a description of the "fair value" pricing procedure.) These procedures are applied uniformly. Fair value pricing is applied when reliable market quotations are not readily available, including when the closing prices of portfolio securities primarily traded in foreign markets are deemed to be substantially inaccurate at the close of the New York Stock Exchange. The Fund's transfer agent will attempt to identify shareholders who engage in market timing and will restrict the trading activity of shareholders who are identified as market timers. The Fund reserves the right to reject any purchases, including those effected through exchange.
  Although it is the policy of the WM Group of Funds to seek to prevent market timing and other excessive trading practices in the Fund, there is no assurance that short-term trading will not occur. In addition, the Fund may not have sufficient information to prevent market timing, especially with respect to accounts held in the names of financial intermediaries ("omnibus accounts").

DISCLOSURE OF PORTFOLIO HOLDINGS. The Fund discloses its month-end portfolio holdings on the Distributor's Web site, wmgroupoffunds.com, on the last business day of the following month. Third parties who need portfolio holdings information to provide services to the Fund may be provided such information prior to its posting on the Web site, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Fund's policies and procedures with respect to the disclosure of the portfolio securities is available in the SAI.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION

The Fund has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to its Class 2 shares (the "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of its Class 2 shares. The amounts payable by the Fund under the Rule 12b-1 Plan need not be directly related to expenses. If the Distributor's actual expenses are less than the fees it receives, the Distributor will keep the full amount of the fees.

PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Fund. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Fund as an investment option. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, pension plan consultants, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Fund pays to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

ONGOING PAYMENTS. In the case of Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Fund. The Distributor also may make ongoing payments of up to 0.20% of average net assets to insurance companies for insurance contracts that include either class of shares of the Fund as investment options.

OTHER PAYMENTS TO INTERMEDIARIES. In addition to any commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts, conferences, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Fund, or may sell shares of the Fund to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year's sales of applicable variable annuities and variable life insurance contracts that may be funded by Fund shares, or 0.25% of the current year's sales of Fund shares to retirement plans by that financial intermediary. For 2005, the Distributor's total additional payments to these firms for distribution services related to the Trust represented approximately 0.10% of the average daily net assets of the Trust, or approximately $3.1 million.
  A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's WM Group of Funds sales, assets, and redemption rates of applicable variable annuities, variable life insurance contracts, and retirement plans as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include applicable variable annuities, variable life insurance contracts, and Fund shares in retirement plans on a "preferred list." The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the WM Group of Funds so that they can provide suitable information and advice about the Fund and related investor services. Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the WM Group of Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions ("ticket") charges, and general marketing expenses. IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS

THAN ANOTHER, YOUR INVESTMENT REPRESENTATIVE AND HIS OR HER FINANCIAL INTERMEDIARY MAY HAVE AN INCENTIVE TO RECOMMEND ONE VARIABLE ANNUITY, VARIABLE LIFE INSURANCE CONTRACT, OR MUTUAL FUND OVER ANOTHER.
  Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Fund, the Distributor, WM Advisors, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.
  As of the date of the prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include the Fund as an investment option, or for the distribution of shares of the Fund to retirement plans (other than commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts; conferences; ticket charges; and other general marketing expenses) include:

Advantage Capital Corporation
AIG Advisors, Inc.
American Portfolios Financial Services, Inc.
Associated Financial Group, Inc.
Commonwealth Financial Network
FFP Securities, Inc.
FSC Securities Corporation
G.A. Repple & Company
H. Beck, Inc.
Investacorp, Inc.
Investment Advisors & Consultants, Inc.
Jefferson Pilot Securities Corporation
McDonald Investments, Inc.
Mutual Service Corporation
NFP Securities, Inc.
Oppenheimer & Co., Inc.
ProEquities, Inc.
Prospera Financial Services, Inc.
Royal Alliance Associates, Inc.
Securities America, Inc.
Triad Advisors, Inc.
United Planners' Financial Services of America
Waterstone Financial Group, Inc.
WM Financial Services, Inc.

  To obtain a current list of such firms, call 800-222-5852.
  Although the Advisor may use brokers who sell shares of the Fund to effect portfolio transactions, the sale of Fund shares is not considered as a factor when selecting brokers to effect portfolio transactions. The Fund has adopted procedures to ensure that the sale of Fund shares is not considered when selecting brokers to effect portfolio transactions.
  Your applicable variable annuity contract, variable life insurance contract or retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately within the prospectus for your insurance contract. Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

TAX CONSIDERATIONS

The tax consequences of your investment in the Fund depend upon the specific provisions of your Contract. For more tax information regarding your Contract, see the applicable prospectus for that Contract. The following discussion is only a brief summary of the federal income tax consequences to the Fund and its insurance company shareholders based on current tax laws and regulations, which may be changed by subsequent legislative, judicial, or administrative action.
  The Fund intends to qualify separately each year as a "regulated investment company" and, thus, does not expect to pay any federal income tax on income and capital gains distributed to shareholders.
  Although the Fund intends that it will be operated so that it will have no federal income tax liability, if any such liability is nevertheless incurred, the investment performance of the Fund incurring such liability will be adversely affected. In addition, investing in foreign securities and currencies may subject the Fund to foreign taxes. These taxes would reduce the investment performance of the Fund.
  Because the Fund serves as an investment vehicle for certain types of variable annuities and variable life contracts, the Fund also intends to meet the investment diversification requirements of subchapter L of the Code. Were the Fund to fail to comply with those requirements, owners of annuity contracts (other than certain tax-qualified retirement Contracts) funded through the Fund would be taxed immediately on investment earnings and gains, including any accumulated earnings and gains, under their Contracts and would thereby lose any benefit of tax deferral. Accordingly, the Fund will carefully monitor compliance with the diversification requirements. Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan. For additional tax information, see "Taxes" in the SAI.
  Distributions of net investment income (i.e., all income other than capital gains) and of net realized capital gains on securities will be determined separately for the Fund. Dividends and distributions paid by a Fund will be automatically reinvested (at current NAV) in additional full and fractional shares of the Fund. The Fund will declare and pay dividends annually and will distribute any net realized capital gains annually. Distributions of any net short-term capital gains earned by the Fund will be distributed no less frequently than annually at the discretion of the Board of Trustees.

  THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE FUND. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE FUND.

HOW NET ASSET VALUE IS DETERMINED

Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAVs. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Funds' foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific Time, whichever is earlier. Generally, shares will not be priced on the days on which the New York Stock Exchange is closed for trading.
  In addition, the Fund has adopted fair value pricing procedures and methodologies which, among other things, generally require the Fund to fair value foreign securities if there has been movement in the U.S. market and/or other economic indicators that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used to a significant extent by the Fund.

MANAGEMENT OF THE FUND

The Fund is managed by WM Advisors, Inc., which is referred to as "WM Advisors" in this prospectus. WM Advisors is a wholly owned, indirect subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, and is located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. WM Advisors has been in the business of investment management since 1944. Its responsibilities include formulating the Fund's investment policies (subject to the terms of this prospectus), analyzing economic trends, monitoring the Fund's investment performance, and reporting to the Trust's Board of Trustees, as well as providing certain administrative services to the Fund.
  In connection with its service as investment advisor to the Fund, WM Advisors may engage one or more sub-advisors to provide investment advisory services to the Fund and may remove or, subject to shareholder approval, replace any such sub-advisor if it deems such action to be in the best interests of the Fund and its shareholders. Where WM Advisors has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Fund's assets.

FUND MANAGER

WM Advisors' portfolio managers are compensated through a combination of base salary and incentive compensation. Incentive compensation is based on investment performance relative to a peer group of mutual funds and other measures of performance. The SAI provides additional information about portfolio managers' compensation, other accounts managed by the portfolio managers, and portfolio managers' ownership of Portfolio and Fund shares.

JOSEPH T. SUTY, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the EQUITY INCOME FUND since October 2005. Prior to joining WM Advisors in September 2005, Mr. Suty managed personal and foundation portfolios from January 2005 until August 2005. From December 1991 until December 2004, Mr. Suty was a portfolio manager of large-cap value stocks at Washington Capital Management, Inc., where he was a principal and director of the firm.

MANAGEMENT FEES

During its most recent fiscal year, the Fund paid management fees to WM Advisors at the rate (not reflecting any expense waivers or reimbursements) of 0.63% of its net assets.
  A discussion of the material factors considered by the Trustees of the Trust in approving investment advisory contract(s) for the Fund is available in the Trust's most recent Annual or Semiannual report to shareholders (for periods ending December 31 and June 30, respectively).

  NO DEALER, SALESPERSON, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR
REPRESENTATIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, in the case of a newer Class, since the inception of the Class). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions), but do not reflect insurance-related charges and expenses which, if included, would have lowered the performance shown. The information provided below is excerpted from financial statements audited by Deloitte & Touche LLP. The Report of Independent Registered Public Accounting Firm, along with the Fund's financial statements, are included in its Annual Report to Shareholders, which is available upon request.

                                                               CLASS 1
                                                               ----------------------------------------------------------
EQUITY INCOME FUND                                               2005       2004          2003           2002      2001
YEARS ENDED DECEMBER 31                                        --------   --------   ---------------   --------   -------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  16.26   $  13.90      $  11.01       $  12.87   $ 12.11
                                                               --------   --------      --------       --------   -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                        0.40(3)     0.32(3)        0.31(3)      0.36(3)    0.42(3)
      Net realized and unrealized gain/(loss) on investments       1.26       2.30          2.95          (1.95)     0.54
                                                               --------   --------      --------       --------   -------
      Total from investment operations                             1.66       2.62          3.26          (1.59)     0.96
                                                               --------   --------      --------       --------   -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                        (0.28)     (0.26)        (0.31)         (0.25)    (0.12)
      Dividends from net realized capital gains                      --         --         (0.06)         (0.02)    (0.08)
                                                               --------   --------      --------       --------   -------
      Total distributions                                         (0.28)     (0.26)        (0.37)         (0.27)    (0.20)
                                                               --------   --------      --------       --------   -------
NET ASSET VALUE, END OF PERIOD                                 $  17.64   $  16.26      $  13.90       $  11.01   $ 12.87
                                                               ========   ========      ========       ========   =======
TOTAL RETURN(1)                                                   10.27%     19.12%        30.10%        (12.51)%    7.92%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                      $237,482   $189,517      $149,603       $112,304   $97,982
      Ratio of operating expenses to average net assets            0.66%      0.67%         0.70%          0.70%     0.70%
      Ratio of net investment income to average net assets         2.40%      2.15%         2.63%          3.04%     3.29%
      Portfolio turnover rate                                        46%        26%           23%            16%       15%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)       0.66%      0.67%         0.70%          0.70%     0.70%

NOTES TO FINANCIAL HIGHLIGHTS
1 Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
2 Ratio of operating expenses to average net assets includes expenses paid indirectly.

                                            CLASS 2
    ---------------------------------------------------------------------------------------
         2005              2004              2003              2002             2001(4)
    ---------------   ---------------   ---------------   ---------------   ---------------
        $ 16.18           $ 13.85           $ 10.99           $12.87            $12.64
        -------           -------           -------           ------            ------
           0.36(3)           0.28(3)           0.29(3)          0.32(3)           0.22(3)
           1.24              2.30              2.93            (1.93)             0.21
        -------           -------           -------           ------            ------
           1.60              2.58              3.22            (1.61)             0.43
        -------           -------           -------           ------            ------
          (0.25)            (0.25)            (0.30)           (0.25)            (0.12)
             --                --             (0.06)           (0.02)            (0.08)
        -------           -------           -------           ------            ------
          (0.25)            (0.25)            (0.36)           (0.27)            (0.20)
        -------           -------           -------           ------            ------
        $ 17.53           $ 16.18           $ 13.85           $10.99            $12.87
        =======           =======           =======           ======            ======
           9.97%            18.82%            29.73%          (12.67)%            3.40%
        $41,976           $24,094           $12,619           $6,460            $  658
           0.91%             0.92%             0.95%            0.95%             0.94%(5)
           2.15%             1.90%             2.38%            2.79%             3.05%(5)
             46%               26%               23%              16%               15%
           0.91%             0.92%             0.95%            0.95%             0.94%(5)

3 Per share numbers have been calculated using the average shares method. 4 The Equity Income Fund commenced selling Class 2 shares on May 1, 2001. 5 Annualized.

APPENDIX A

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:

- Aaa, Aa -- Bonds which are rated Aaa or Aa are judged to be of the highest quality and high quality, respectively. Together, they comprise what are generally known as high-grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

- A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

- Baa -- Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

- Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

- B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

- Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

- Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

- C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:

- AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

- BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

- BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse business, economical and financial conditions.

- D -- Bonds rated D are in payment default, meaning payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS:

INVESTMENT-GRADE

- AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

- AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

- A -- High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

- BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE-GRADE

- BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

- B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

- CCC, CC, C -- High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

- DDD, DD, D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50% -- 90% and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.

Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

FOR MORE INFORMATION ABOUT THE WM VARIABLE TRUST

The Statement of Additional Information (SAI) and Annual and Semiannual Reports to shareholders include additional information about the Fund. The SAI and the Report of Independent Registered Public Accounting Firm, along with the financial statements included in the Trust's most recent Annual Reports, are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes. The Trust's Annual Reports discuss the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, request other information about the Trust, and make shareholder inquiries by contacting your financial advisor, by calling toll-free 800-222-5852, or by visiting wmgroupoffunds.com.

You may review and copy information about the Trust, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database or the Commission's Web site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to file number 811-07462.

                               WM VARIABLE TRUST
                               MID CAP STOCK FUND

                                   PROSPECTUS


                                  MAY 1, 2006

This prospectus describes the Class 1 and Class 2 shares ("shares") of the Fund.

  The Securities and Exchange Commission has not approved or disapproved these securities or
passed upon the adequacy of this prospectus. Any representation to the contrary is a crime.

            TABLE OF CONTENTS

                                                                                   PAGE
                    Risk/Return Summary.........................................     3
                         Summary of Principal Risks.............................     5
                    Fees and Expenses of the Fund...............................     8
                    Investment Strategies and Risks.............................     9
                    Common Investment Practices.................................    10
                    Investing in the Fund.......................................    16
                    Distribution Plan and Additional Information
                      Regarding Intermediary Compensation.......................    17
                    Tax Considerations..........................................    19
                    How Net Asset Value Is Determined...........................    20
                    Management of the Fund......................................    20
                    Management Fees.............................................    21
                    Financial Highlights........................................    22
                    Appendix A..................................................    24

RISK/RETURN SUMMARY

This summary identifies the investment objectives, principal investment strategies, and principal risks of the Mid Cap Stock Fund (the "Fund"), a mutual fund offered by WM Variable Trust (the "Trust"). The Fund is managed by WM Advisors, Inc. ("WM Advisors"). The principal investment strategies identified in this summary are not the only investment strategies available to the Fund, and some of the principal investment strategies may not be available at any given time. For a discussion of other investment strategies available to the Fund, please see the Statement of Additional Information (the "SAI").


STRATEGIES AND RISKS

In addition to the principal investment strategies identified in this summary, there are some general principles that WM Advisors will apply in making investment decisions for the Fund. When making decisions about whether to buy or sell equity securities, WM Advisors will consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth. When making decisions about whether to buy or sell fixed-income investments, WM Advisors will generally consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions, and the credit quality of individual issuers.

The discussion of the Fund's principal investment strategies includes some of the principal risks of investing in the Fund. You can find a more detailed description of these and other principal risks of an investment in the Fund under "Summary of Principal Risks." Investments mentioned in the summary and described in greater detail under "Common Investment Practices" appear in BOLD TYPE. Additional information about the Fund, its investments, and the related risks is located under "Investment Strategies and Risks." Please be sure to read the more complete description of the Fund, and the related risks, before you invest.


PERFORMANCE

Below the description of the Fund is a bar chart showing the investment returns of its Class 1 shares for the life of the Fund. The bar chart is intended to provide some indication of the volatility of the Fund's past returns. The performance table following each bar chart shows how average annual total returns for Class 1 and Class 2 shares of the Fund compare to returns of a broad-based securities market index for the last one, five, and ten years (or, in the case of a newer Fund, or Class, since the inception of the Fund, or Class). Performance shown in the table and bar chart does not reflect any insurance-related charges or expenses. If insurance-related charges or expenses had been included, the performance shown would have been lower. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

There can be no assurance that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

MID CAP STOCK FUND

OBJECTIVE: The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in common stocks of companies having market capitalizations in the range of companies included in the S&P MidCap 400 at the time of purchase (ranging from approximately $0.42 billion to $14.5 billion as of December 31, 2005). The Fund may also invest in REIT SECURITIES and FIXED-INCOME SECURITIES. In selecting investments for the Fund, WM Advisors looks for equity investments in companies that have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long term.

In determining whether securities should be sold, WM Advisors considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P MidCap 400.

Among the principal risks of investing in the Fund are:

- Market Risk                     - Leveraging Risk                 - Real Estate Risk
- Credit Risk                     - Management Risk                 - Derivatives Risk
- Currency Risk                   - Smaller Company Risk            - Liquidity Risk
- Foreign Investment Risk         - Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)
[BAR GRAPH]

2001                                                                             11.99
2002                                                                            -10.35
2003                                                                             27.73
2004                                                                             14.59
2005                                                                             13.39

During the periods shown above, the highest quarterly return was 14.46% (for the quarter ended 12/31/01) and the lowest was -13.54% (for the quarter ended 9/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                SINCE       SINCE
                                                                                               CLASS 1     CLASS 2
                                                                                              INCEPTION   INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS   (5/1/00)    (5/1/01)
   ----------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                  13.39%         10.75%       12.57%        N/A
   CLASS 2 SHARES                                                  13.12%          N/A           N/A       10.11%
   S&P MIDCAP 400(1)                                               12.55%          8.60%        9.03%       9.46%

1 The S&P MidCap 400 is a weighted index of the common stocks of 400 mid-sized companies. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Fund changes with the value of the investments held by the Fund. Many factors can affect that value, and it is possible that you may lose money by investing in the Fund. Factors that may adversely affect the Fund as a whole are called "principal risks." They are summarized in this section. These risks can change over time because the types of investments made by the Fund can change over time. Investments mentioned in this summary and described in greater detail under "Common Investment Practices" appear in BOLD TYPE. Additional information about the Fund, its investments, and the related risks is located under "Investment Strategies and Risks."

CREDIT RISK. The Fund is subject to credit risk to the extent that it invests, directly or indirectly, in FIXED-INCOME SECURITIES, REIT SECURITIES, and STRATEGIC TRANSACTIONS. This is the risk that the issuer or the guarantor of a FIXED-INCOME SECURITY or other obligation, or the counterparty to any of a Fund's portfolio transactions (including, without limitation, REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES, STRATEGIC TRANSACTIONS, and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in credit ratings, apply. Credit risk is particularly significant for the Fund as it may invest significantly in BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. The Fund, which makes FOREIGN INVESTMENTS denominated in U.S. dollars, is also subject to increased credit risk because of the added difficulties associated with requiring foreign entities to honor its contractual commitments, and because a number of foreign governments and other issuers are already in default.

FUND-OF-FUNDS RISK. The Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios of the Trust (the "Portfolios") invest in shares of the Fund. From time to time, the Fund may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by WM Advisors. These transactions will affect the Fund, since funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities. At the same time, funds that receive additional cash will have to invest such cash. This may be particularly important when one or more Portfolios owns a substantial portion of the Fund. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on fund performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could increase transaction costs. Because the Portfolios may own substantial portions of the Fund, redemptions and reallocations by the Portfolios affecting the Fund could cause the Fund's expenses to increase and may result in the Fund becoming too small to be economically viable. WM Advisors is committed to minimizing such impact on the Fund to the extent it is consistent with pursuing the investment objectives of the Portfolios. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Fund. WM Advisors will at all times monitor the impact on the Fund of transactions by the Portfolios.

The table below shows the percentage of outstanding Fund shares owned by the Portfolios as of December 31, 2005:


                                                                              PORTFOLIOS
                                               FLEXIBLE    CONSERVATIVE               CONSERVATIVE   STRATEGIC
                                                INCOME       BALANCED     BALANCED       GROWTH       GROWTH
FUND                                           PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO   TOTAL
-----------------------------------------------------------------------------------------------------------------------------
  REIT Fund                                       4.7%         2.9%         42.8%        30.8%         14.6%     95.8%
  Equity Income Fund                              3.4%         2.3%         27.2%        20.9%         10.4%     64.2%
  Growth & Income Fund                            5.3%         2.5%         33.8%        25.8%         13.8%     81.2%
  West Coast Equity Fund                          1.9%         1.9%         26.9%        21.0%         11.7%     63.4%
  Mid Cap Stock Fund                              5.9%         2.3%         33.9%        24.8%         14.9%     81.8%
  Growth Fund                                     5.3%         2.5%         35.8%        26.3%         14.3%     84.2%
  Small Cap Value Fund                            6.8%         2.8%         41.2%        32.5%         16.5%     99.8%
  Small Cap Growth Fund                           4.9%         1.7%         26.5%        22.0%         12.1%     67.2%
  International Growth Fund                      --            3.1%         38.1%        31.7%         17.2%     90.1%
  Short Term Income Fund                         50.2%         7.9%         13.3%        --            --        71.4%
  U.S. Government Securities Fund                25.7%         7.2%         41.5%        10.8%         --        85.2%
  Income Fund                                    26.8%         6.4%         34.7%         7.6%         --        75.5%
  WM High Yield Fund                              1.8%         0.5%          3.7%         1.3%          1.0%      8.3%

LEVERAGING RISK. When a fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. The Fund may achieve leverage by using REVERSE REPURCHASE AGREEMENTS and/or DOLLAR ROLLS. The Fund may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives), or by BORROWING money to meet redemption requests.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a fund from selling out of these ILLIQUID SECURITIES at an advantageous price. The Fund is subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or invest in securities involving substantial market and/or credit risk tend to be subject to greater liquidity risk. In addition, liquidity risk increases for funds that hold RESTRICTED SECURITIES.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases, derivatives and other investments may be unavailable or WM Advisors may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund.

MARKET RISK. The Fund is subject to market risk, which is the general risk of unfavorable changes in the market value of a fund's portfolio of securities.
  One aspect of market risk is interest rate risk. As interest rates rise, the value of your investment in the Fund is likely to decline because its income-producing equity or FIXED-INCOME SECURITIES are likely to be worth less.
  Interest rate risk is generally greater for funds that invest in FIXED-INCOME SECURITIES with longer maturities. This risk may be compounded for funds that invest in MORTGAGE-BACKED or other ASSET-BACKED SECURITIES that may be prepaid. These securities have variable maturities that tend to lengthen when it is least desirable -- when interest rates are rising. Increased market risk is also likely for funds that invest in debt securities paying no interest, such as ZERO-COUPON and payment-in-kind securities.
  While the Fund does not concentrate its assets in any particular industry, it may concentrate its assets in a broad economic sector or geographic region. To the extent such investments are affected by common economic forces and other factors, this may increase the Fund's vulnerability to such factors.
  By investing in equity securities such as common stock, preferred stock, and convertible securities, the Fund is exposed to a separate set of market risks. These risks include the risk of broader equity market declines as well as more specific risks affecting the issuer such as management performance, financial leverage, industry problems, and reduced demand for the issuer's goods or services.

CURRENCY RISK. The Fund may be subject to currency risk as it may invest in securities denominated in, and/or receive revenues in, FOREIGN INCOME CURRENCIES. Currency risk is the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

DERIVATIVES RISK. The Fund may, subject to the limitations and restrictions stated elsewhere in this prospectus and the SAI, use STRATEGIC TRANSACTIONS involving derivatives such as forward contracts, futures contracts, options, swaps, caps, floors, and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate, or index. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, and indices.

FOREIGN INVESTMENT RISK. The Fund may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, and diplomatic developments could adversely affect a fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated. Investments in emerging market countries are generally subject to these risks to a greater extent.

REAL ESTATE RISK. The Fund, which may invest a significant portion of its assets in REIT SECURITIES, is subject to risks affecting real estate investments. Investments in the real estate industry, even though representing interests in different companies and sectors within the industry, may be affected by common economic forces and other factors. This increases a fund's vulnerability to factors affecting the real estate industry. This risk is significantly greater than for a fund that invests in a range of industries and may result in greater losses and volatility. Securities of companies in the real estate industry, including REIT SECURITIES, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. A fund investing in REIT SECURITIES will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund. A fund is also subject to the risk that the REIT SECURITIES in which it invests will fail to qualify for the special tax treatment accorded REIT SECURITIES under the Internal Revenue Code of 1986, as amended (the "Code"), and/or fail to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees.

FEES AND EXPENSES OF THE FUND

The Fund offers Class 1 and Class 2 shares, which are subject to different fees and expenses. This section describes the fees and expenses that you may pay if you invest in Class 1 or Class 2 shares of the Fund. Insurance-related charges and expenses are not included. If insurance-related charges or expenses were included, the expenses shown would be higher. The examples below are intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The examples assume that your $10,000 investment in the noted class of shares has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission (the "SEC"), and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.

                                                        ANNUAL FUND OPERATING EXPENSES
                                                              (EXPENSES THAT ARE
                                                          DEDUCTED FROM FUND ASSETS)
                                                                                      TOTAL
                                                                                     ANNUAL
                                                             SERVICE                  FUND
                                                MANAGEMENT   (12B-1)    OTHER       OPERATING
                                                   FEES      FEES(1)   EXPENSES     EXPENSES
-----------------------------------------------------------------------------------------------
  Class 1 Shares                                  0.75%       0.00%     0.06%         0.81%
................................................................................................
  Class 2 Shares                                  0.75%       0.25%     0.06%         1.06%
-----------------------------------------------------------------------------------------------

                                                    EXAMPLES: YOU WOULD PAY
                                              THE FOLLOWING EXPENSES ON A $10,000
                                            INVESTMENT ASSUMING A 5% ANNUAL RETURN
                                           AND REDEMPTION AT THE END OF EACH PERIOD:

                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------  -----------------------------------------------
  Class 1 Shares                             $83       $259       $450      $1,002
..........................................
  Class 2 Shares                            $108       $337       $585      $1,294
----------------------------------------------------------------------------------------------

  1 12b-1 fees represent service fees that are paid to WM Funds Distributor, Inc. (the "Distributor"). See "Distribution Plan and Additional Information Regarding Intermediary Compensation."

INVESTMENT STRATEGIES AND RISKS

This section provides a more complete description of the principal investment strategies and risks of the Fund. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Fund. The Fund may undertake other strategies for temporary defensive purposes. These strategies may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its goals. You can find additional descriptions of the Fund's strategies and risks in the SAI. Except for policies explicitly identified as "fundamental" in this prospectus and the SAI, the investment objective and investment policies set forth in this prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities may not be required in the event of a subsequent change in valuation or other circumstances.
  The Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 (ranging from approximately $0.42 billion to $14.5 billion as of December 31, 2005). The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 20% of its assets in REIT securities. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").
  The Fund may purchase or sell U.S. government securities and collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

COMMON INVESTMENT PRACTICES

The next several pages contain more detailed information about the types of securities in which the Fund may invest and the strategies that WM Advisors may employ in pursuit of the Fund's investment objective. This section also includes a summary of risks and restrictions associated with these securities and investment practices. For more information, please see the SAI.

BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES. The Fund may invest up to 20% of its assets in BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES, sometimes referred to as "junk bonds."
  BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for a Fund to value or to sell certain of these securities under certain market conditions. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this prospectus.

BORROWING. The Fund may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If the Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. The Fund may borrow up to 5% of its total assets for emergency, non-investment purposes. The foregoing percentage limitation on borrowing is a fundamental policy of the Fund.
  The Fund may engage in REVERSE REPURCHASE AGREEMENTS. REVERSE REPURCHASE AGREEMENTS involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of the securities and, if the proceeds from the REVERSE REPURCHASE AGREEMENT are invested in securities, that the market value of the securities bought may decline at the same time there is a decline in the market value of the securities sold (and required to be repurchased).

FIXED-INCOME SECURITIES. The market value of FIXED-INCOME SECURITIES held by the Fund and, consequently, the value of the Fund's shares, can be expected to vary inversely with changes in prevailing interest rates. You should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, securities purchased by a Fund may be subject to the risk of default. FIXED-INCOME SECURITIES rated in the lower end of the investment-grade category (Baa or BBB) and BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers. The FIXED-INCOME SECURITIES in which the Fund may invest include ZERO-COUPON SECURITIES, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other FIXED-INCOME SECURITIES.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. The Fund may, subject to the investment limitations stated elsewhere in this prospectus and the SAI, engage in FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends, and sale proceeds in currencies other than the U.S. dollar, may enter into FOREIGN CURRENCY EXCHANGE TRANSACTIONS to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. These Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.
  The Fund also may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. The Fund may also enter into a forward contract to sell a currency that is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."
  Forward currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and specified price. Because there is a risk of loss to the Fund if the other party does not complete the transaction, WM Advisors will enter into forward currency exchange contracts only with parties approved by the Trust's Board of Trustees or persons acting pursuant to their direction.
  The Fund may invest in securities that are indexed to certain specific foreign currency exchange rates. These securities expose the Fund to the risk of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the fixed-income and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.
  In addition, the Fund may enter into foreign currency forward contracts for non-hedging purposes. When WM Advisors believes that the currency of a specific country may deteriorate against another currency, the Fund may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. For example, the Fund could enter into a foreign currency forward contract to sell U.S. dollars and buy a foreign currency when the value of the foreign currency is expected to rise in relation to the U.S. dollar.
  While the foregoing actions are intended to protect the Fund from adverse currency movements or allow the Fund to profit from favorable currency movements, there is a risk that currency movements involved will not be properly anticipated. There can be no assurance that such transactions will be available or that a Fund will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Code.

FOREIGN INVESTMENTS. The Fund may invest in both U.S. dollar-denominated and non-U.S. dollar-denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from:
  - fluctuations in currency exchange rates;
  - devaluation of currencies;
  - future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;
  - reduced availability of public information concerning issuers; and
  - the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.
  Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.
  In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers, and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Fund's net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.
  The Fund may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), GLOBAL DEPOSITARY RECEIPTS ("GDRS"), or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRS are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRS, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRS, in registered form, are designed for use in the U.S. securities markets, and EDRS, in bearer form, are designed for use in European securities markets.

HOLDINGS IN OTHER INVESTMENT COMPANIES. When WM Advisors believes that it would be beneficial to the Fund, the Fund may, subject to any limitations imposed by the 1940 Act, invest up to 10% of its assets in securities of mutual funds or other registered investment companies that are not affiliated with WM Advisors. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 15% of the net assets of the Fund may be invested in securities that are not readily marketable. Such ILLIQUID SECURITIES may include:
  - repurchase agreements with maturities greater than seven calendar days;
  - time deposits maturing in more than seven calendar days;
  - to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;
  - certain over-the-counter options, as described in the SAI;
  - certain variable rate demand notes having a demand period of more than seven calendar days; and
  - securities that are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).
  Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, provided that such securities meet liquidity guidelines established by the Trust's Board of Trustees.
  The Fund may purchase RESTRICTED SECURITIES. Although recent and ongoing developments in the securities markets have resulted in greater trading of RESTRICTED SECURITIES (making RESTRICTED SECURITIES, in many instances, more liquid than they once were considered to be), investing in RESTRICTED SECURITIES could increase the level of illiquidity of the portfolio securities of the Fund. This could make it more difficult for the Fund to fulfill shareholder redemption orders on a timely basis. If the Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

LENDING OF SECURITIES. The Fund may lend portfolio securities up to 33% of its total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of investment losses.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Fund may invest in GOVERNMENT MORTGAGE-BACKED SECURITIES issued or guaranteed by GNMA, FNMA, or FHLMC.
  To the extent that the Fund purchases MORTGAGE-BACKED SECURITIES at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of the Fund may be affected by reinvestments of prepayments at higher or lower rates than the original investment.
  In addition, like other FIXED-INCOME SECURITIES, the value of MORTGAGE-BACKED SECURITIES will generally fluctuate in response to market interest rates.

  The U.S. government guarantees the timely payment of interest and principal for GNMA certificates. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.
  Government stripped mortgage-backed securities represent beneficial ownership interests in either principal distributions (principal-only securities or "PO strips") or interest distributions (interest-only securities or "IO strips") from GOVERNMENT MORTGAGE-BACKED SECURITIES. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in MORTGAGE-BACKED SECURITIES issued by government entities. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments that is lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Fund will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition. However, there can be no assurance that the Fund will be able to effect a trade of a government stripped mortgage-backed security at a time when they wish to do so.
  In addition, the Fund may invest in non-agency mortgage-backed securities, which are similar to GOVERNMENT MORTGAGE-BACKED SECURITIES, except that they are not issued or guaranteed by governmental entities. Non-agency mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). While non-agency mortgage-backed securities are generally structured with one or more types of credit enhancement, and often have high credit ratings, they lack the credit status of a governmental agency or instrumentality.
  The Fund may purchase ASSET-BACKED SECURITIES. ASSET-BACKED SECURITIES are structured like MORTGAGE-BACKED SECURITIES, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts; leases of various types of real and personal property, home equity loans, and receivables from credit card agreements. The ability of an issuer of ASSET-BACKED SECURITIES to enforce its security interest in the underlying assets may be limited.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trust securities, herein referred to as "REITS." REITS involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITS may be affected by changes in the value of the underlying property owned by the REITS, while mortgage REITS may be affected by the quality of any credit extended. REITS are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risk of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT'S expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITS are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITS under the Code, and failing to maintain their exemptions from registration under the 1940 Act.
  Investment in REITS involves risks similar to those associated with investing in small capitalization companies. REITS may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS. The Fund may invest in REPURCHASE AGREEMENTS, which are purchases of underlying FIXED-INCOME SECURITIES from financial institutions, such as banks and broker/dealers, subject to the seller's agreement to repurchase the securities at an established time and price. REPURCHASE AGREEMENTS can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Pursuant to an exemptive order granted by the SEC, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in REPURCHASE AGREEMENTS or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this prospectus and the SAI, the Fund may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of FIXED-INCOME SECURITIES, or for other bona fide hedging purposes. Utilizing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices, and other financial instruments. It may also purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors, or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures. The Fund may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or if it maintains enough cash, cash equivalents, or liquid securities to purchase the underlying security.
  All of the above are collectively referred to as "STRATEGIC TRANSACTIONS." STRATEGIC TRANSACTIONS may be used:
  - to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations;
  - to protect the Fund's unrealized gains in the value of its portfolio securities;
  - to facilitate the sale of such securities for investment purposes;
  - to manage the effective maturity or duration of the Fund's portfolio; and
  - to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.
  Some STRATEGIC TRANSACTIONS may also be used to seek potentially higher returns, rather than for hedging purposes. Any or all of these investment techniques may be used at any time, as the use of any STRATEGIC TRANSACTION is a function of numerous variables including market conditions.
  The use of STRATEGIC TRANSACTIONS involves special considerations and risks, such as:
  - the ability of the Fund to utilize STRATEGIC TRANSACTIONS successfully will depend on the ability of WM Advisors to predict pertinent market movements;
  - the risk that the other party to a STRATEGIC TRANSACTION will fail to meet its obligations to the Fund;
  - the risk that the Fund will be unable to close out a STRATEGIC TRANSACTION at a time when it would otherwise do so, due to the illiquidity of the STRATEGIC TRANSACTION; and
  - the risk of imperfect correlation, or even no correlation, between price movements of STRATEGIC TRANSACTIONS and price movements of any related portfolio positions.
  STRATEGIC TRANSACTIONS can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government (such as GNMA bonds); others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the government-sponsored entity (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Fund may purchase or sell securities on a WHEN-ISSUED or a DELAYED-DELIVERY basis. Due to fluctuations in the value of securities purchased on a WHEN-ISSUED or a DELAYED-DELIVERY basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Fund. Similarly, the sale of securities for DELAYED-DELIVERY can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.
  When-issued securities may include bonds purchased on a "when-, as-, and if-issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate authorities. A significant commitment of a Fund's assets to the purchase of securities on a "when-, as-, and if-issued" basis may increase the volatility of the Fund's net asset value ("NAV").

PORTFOLIO TRANSACTIONS AND TURNOVER. The Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. High turnover rates increase transaction costs and may increase taxable capital gains. Historical portfolio turnover rates for the Fund are shown under "Financial Highlights." WM Advisors will not consider the Fund's portfolio turnover rate to be a limiting factor in making investment decisions consistent with the Fund's investment objectives and policies.

INVESTING IN THE FUND

Shares of the Fund are offered only to insurance company separate accounts for the purpose of providing investment choices under their variable annuity and variable life contracts (the "Contracts") and to qualified pension and retirement plans. The Fund reserves the right to refuse any order for the purchase of shares, including those by exchange.

PURCHASE AND REDEMPTION

Shares of the Fund are sold in a continuous offering. Net purchase payments under the Contracts are placed in one or more of the divisions of the insurance company separate account and are invested in the shares of the Fund corresponding to such divisions. Shares of the Fund are purchased and redeemed at NAV without sales or redemption charges.
  For each day on which the Fund's NAV is calculated, each separate account transmits to the Trust any orders to purchase or redeem shares of the Fund based on purchase payments; redemption (surrender) requests; and transfer requests from Contract owners, annuitants, or beneficiaries which are priced that day. Purchases and redemptions are effected at the NAV next determined after receipt by the Trust of a properly completed purchase or redemption order.
  All purchase and redemption orders will be processed in accordance with applicable regulations. The Trust may also suspend redemptions, if permitted under the 1940 Act, for any period during which the New York Stock Exchange is closed, when trading is restricted by the SEC, or when the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.

MARKET TIMING. The Fund is not intended for "market timing" or other forms of abusive short-term trading. If the Fund is used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns to the detriment of all Fund shareholders. Frequent trading can cause a portfolio manager to maintain larger cash positions than desired, unplanned portfolio turnover, and increased broker/dealer commissions or other transaction costs and can trigger taxable capital gains. In addition, some frequent traders attempt to exploit perceived valuation inefficiencies that can occur if the valuation of the Fund's portfolio securities does not reflect conditions as of the close of the New York Stock Exchange, which is the time that the Fund's NAV per share is determined. For example, the closing price of securities primarily trading in markets that close prior to the New York Stock Exchange may not reflect events that occurred after the close of that market. This type of arbitrage activity can dilute the Fund's NAV per share for long-term investors.
  Frequent traders wishing to engage in market timing should not purchase the Fund. The Trust's Board of Trustees has adopted policies and procedures intended to discourage market timing with respect to the Fund. The procedures include the use of "fair value" pricing, and the refusal of purchase transactions. (Please see the section entitled "How Net Asset Value Is Determined" for a description of the "fair value" pricing procedure.) These procedures are applied uniformly. Fair value pricing is applied when reliable market quotations are not readily available, including when the closing prices of portfolio securities primarily traded in foreign markets are deemed to be substantially inaccurate at the close of the New York Stock Exchange. The Fund's transfer agent will attempt to identify shareholders who engage in market timing and will restrict the trading activity of shareholders who are identified as market timers. The Fund reserves the right to reject any purchases, including those effected through exchange.
  Although it is the policy of the WM Group of Funds to seek to prevent market timing and other excessive trading practices in the Fund, there is no assurance that short-term trading will not occur. In addition, the Fund may not have sufficient information to prevent market timing, especially with respect to accounts held in the names of financial intermediaries ("omnibus accounts").

DISCLOSURE OF PORTFOLIO HOLDINGS. The Fund discloses its month-end portfolio holdings on the Distributor's Web site, wmgroupoffunds.com, on the last business day of the following month. Third parties who need portfolio holdings information to provide services to the Fund may be provided such information prior to its posting on the Web site, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Fund's policies and procedures with respect to the disclosure of the portfolio securities is available in the SAI.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION

The Fund has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to its Class 2 shares (the "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of its Class 2 shares. The amounts payable by the Fund under the Rule 12b-1 Plan need not be directly related to expenses. If the Distributor's actual expenses are less than the fees it receives, the Distributor will keep the full amount of the fees.

PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Fund. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Fund as an investment option. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, pension plan consultants, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Fund pays to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

ONGOING PAYMENTS. In the case of Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Fund. The Distributor also may make ongoing payments of up to 0.20% of average net assets to insurance companies for insurance contracts that include either class of shares of the Fund as investment options.

OTHER PAYMENTS TO INTERMEDIARIES. In addition to any commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts, conferences, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Fund, or may sell shares of the Fund to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year's sales of applicable variable annuities and variable life insurance contracts that may be funded by Fund shares, or 0.25% of the current year's sales of Fund shares to retirement plans by that financial intermediary. For 2005, the Distributor's total additional payments to these firms for distribution services related to the Trust represented approximately 0.10% of the average daily net assets of the Trust, or approximately $3.1 million.
  A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's WM Group of Funds sales, assets, and redemption rates of applicable variable annuities, variable life insurance contracts, and retirement plans as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include applicable variable annuities, variable life insurance contracts, and Fund shares in retirement plans on a "preferred list." The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the WM Group of Funds so that they can provide suitable information and advice about the Fund and related investor services. Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the WM Group of Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions ("ticket") charges, and general marketing expenses. IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS

THAN ANOTHER, YOUR INVESTMENT REPRESENTATIVE AND HIS OR HER FINANCIAL INTERMEDIARY MAY HAVE AN INCENTIVE TO RECOMMEND ONE VARIABLE ANNUITY, VARIABLE LIFE INSURANCE CONTRACT, OR MUTUAL FUND OVER ANOTHER.
  Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Fund, the Distributor, WM Advisors, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.
  As of the date of the prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include the Fund as an investment option, or for the distribution of shares of the Fund to retirement plans (other than commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts; conferences; ticket charges; and other general marketing expenses) include:

Advantage Capital Corporation
AIG Advisors, Inc.
American Portfolios Financial Services, Inc.
Associated Financial Group, Inc.
Commonwealth Financial Network
FFP Securities, Inc.
FSC Securities Corporation
G.A. Repple & Company
H. Beck, Inc.
Investacorp, Inc.
Investment Advisors & Consultants, Inc.
Jefferson Pilot Securities Corporation
McDonald Investments, Inc.
Mutual Service Corporation
NFP Securities, Inc.
Oppenheimer & Co., Inc.
ProEquities, Inc.
Prospera Financial Services, Inc.
Royal Alliance Associates, Inc.
Securities America, Inc.
Triad Advisors, Inc.
United Planners' Financial Services of America
Waterstone Financial Group, Inc.
WM Financial Services, Inc.

  To obtain a current list of such firms, call 800-222-5852.
  Although the Advisor may use brokers who sell shares of the Fund to effect portfolio transactions, the sale of Fund shares is not considered as a factor when selecting brokers to effect portfolio transactions. The Fund has adopted procedures to ensure that the sale of Fund shares is not considered when selecting brokers to effect portfolio transactions.
  Your applicable variable annuity contract, variable life insurance contract or retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately within the prospectus for your insurance contract. Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

TAX CONSIDERATIONS

The tax consequences of your investment in the Fund depend upon the specific provisions of your Contract. For more tax information regarding your Contract, see the applicable prospectus for that Contract. The following discussion is only a brief summary of the federal income tax consequences to the Fund and its insurance company shareholders based on current tax laws and regulations, which may be changed by subsequent legislative, judicial, or administrative action.
  The Fund intends to qualify separately each year as a "regulated investment company" and, thus, does not expect to pay any federal income tax on income and capital gains distributed to shareholders.
  Although the Fund intends that it will be operated so that it will have no federal income tax liability, if any such liability is nevertheless incurred, the investment performance of the Fund incurring such liability will be adversely affected. In addition, investing in foreign securities and currencies may subject the Fund to foreign taxes. These taxes would reduce the investment performance of the Fund.
  Because the Fund serves as an investment vehicle for certain types of variable annuities and variable life contracts, the Fund also intends to meet the investment diversification requirements of subchapter L of the Code. Were the Fund to fail to comply with those requirements, owners of annuity contracts (other than certain tax-qualified retirement Contracts) funded through the Fund would be taxed immediately on investment earnings and gains, including any accumulated earnings and gains, under their Contracts and would thereby lose any benefit of tax deferral. Accordingly, the Fund will carefully monitor compliance with the diversification requirements. Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan. For additional tax information, see "Taxes" in the SAI.
  Distributions of net investment income (i.e., all income other than capital gains) and of net realized capital gains on securities will be determined separately for the Fund. Dividends and distributions paid by the Fund will be automatically reinvested (at current NAV) in additional full and fractional shares of the Fund. The Fund will declare and pay dividends annually and will distribute any net realized capital gains annually. Distributions of any net short-term capital gains earned by the Fund will be distributed no less frequently than annually at the discretion of the Board of Trustees.

  THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE FUND. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE FUND.

HOW NET ASSET VALUE IS DETERMINED

Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAVs. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific Time, whichever is earlier. Generally, shares will not be priced on the days on which the New York Stock Exchange is closed for trading.
  In addition, the Fund has adopted fair value pricing procedures and methodologies which, among other things, generally require the Fund to fair value foreign securities if there has been movement in the U.S. market and/or other economic indicators that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used to a significant extent by the Fund.

MANAGEMENT OF THE FUND

The Fund is managed by WM Advisors, Inc., which is referred to as "WM Advisors" in this prospectus. WM Advisors is a wholly owned, indirect subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, and is located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. WM Advisors has been in the business of investment management since 1944. Its responsibilities include formulating the Fund's investment policies (subject to the terms of this prospectus), analyzing economic trends, monitoring the Fund's investment performance, and reporting to the Trust's Board of Trustees, as well as providing certain administrative services to the Fund.
  In connection with its service as investment advisor to the Fund, WM Advisors may engage one or more sub-advisors to provide investment advisory services to the Fund and may remove or, subject to shareholder approval, replace any such sub-advisor if it deems such action to be in the best interests of the Fund and its shareholders. Where WM Advisors has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Fund's assets.

FUND MANAGER

WM Advisors' portfolio managers are compensated through a combination of base salary and incentive compensation. Incentive compensation is based on investment performance relative to a peer group of mutual funds and other measures of performance. The SAI provides additional information about portfolio managers' compensation, other accounts managed by the portfolio managers, and portfolio managers' ownership of Portfolio and Fund shares.

DANIEL R. COLEMAN, Vice President, Head of Equity Investment Team and Senior Portfolio Manager of WM Advisors, leads a team of investment professionals that is responsible for the management of the Equity Funds that are not sub-advised. Mr. Coleman has had primary responsibility for the day-to-day management of the MID CAP STOCK FUND since December 2001. Mr. Coleman joined WM Advisors in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 until 2001, and Member and General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000.

MANAGEMENT FEES

During its most recent fiscal year, the Fund paid management fees to WM Advisors at the rate (not reflecting any expense waivers or reimbursements) of 0.75% of its net assets.

  A discussion of the material factors considered by the Trustees of the Trust in approving investment advisory contract(s) for the Fund is available in the Trust's most recent Annual or Semiannual report to shareholders (for periods ending December 31 and June 30, respectively).

  NO DEALER, SALESPERSON, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR
REPRESENTATIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, in the case of a newer Class, since the inception of the Class). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions), but do not reflect insurance-related charges and expenses which, if included, would have lowered the performance shown. The information provided below is excerpted from financial statements audited by Deloitte & Touche LLP. The Report of Independent Registered Public Accounting Firm, along with the Fund's financial statements, are included in its Annual Report to Shareholders, which is available upon request.

                                                              CLASS 1
                                                              -----------------------------------------------------------
MID CAP STOCK FUND                                              2005       2004          2003           2002       2001
YEARS ENDED DECEMBER 31                                       --------   --------   ---------------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  16.44   $  14.63      $  11.49       $  13.14   $  11.74
                                                              --------   --------      --------       --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income/(loss)                                0.27(4)     0.08(4)        0.06(4)      0.04(4)     0.03(4)
      Net realized and unrealized gain/(loss) on investments      1.84       2.03          3.12          (1.36)      1.38
                                                              --------   --------      --------       --------   --------
      Total from investment operations                            2.11       2.11          3.18          (1.32)      1.41
                                                              --------   --------      --------       --------   --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                       (0.08)     (0.05)        (0.04)         (0.03)     (0.01)
      Dividends from net realized capital gains                  (1.13)     (0.25)           --          (0.30)        --
                                                              --------   --------      --------       --------   --------
      Total distributions                                        (1.21)     (0.30)        (0.04)         (0.33)     (0.01)
                                                              --------   --------      --------       --------   --------
NET ASSET VALUE, END OF PERIOD                                $  17.34   $  16.44      $  14.63       $  11.49   $  13.14
                                                              ========   ========      ========       ========   ========
TOTAL RETURN(1)                                                  13.39%     14.59%        27.73%        (10.35)%    11.99%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                     $103,543   $108,347      $ 84,408       $ 63,119   $ 71,988
      Ratio of operating expenses to average net assets           0.81%      0.81%         0.83%          0.84%      0.82%
      Ratio of net investment income/(loss) to average net
         assets                                                   1.62%      0.54%         0.47%          0.32%      0.21%
      Portfolio turnover rate                                       27%        32%           37%            28%        30%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)      0.81%      0.81%         0.83%          0.84%      0.82%

NOTES TO FINANCIAL HIGHLIGHTS
1 Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
2 Ratio of operating expenses to average net assets includes expenses paid indirectly.
3 The Mid Cap Stock Fund commenced selling Class 2 shares on May 1, 2001.
4 Per share numbers have been calculated using the average shares method.

    CLASS 2
    ---------------------------------------------------------------------------------------
         2005              2004              2003              2002             2001(3)
    ---------------   ---------------   ---------------   ---------------   ---------------
        $16.36            $14.58            $11.46            $ 13.13           $12.35
        ------            ------            ------            -------           ------
          0.22(4)           0.04(4)           0.03(4)            0.01(4)         (0.00)(4,5)
          1.84              2.02              3.11              (1.36)            0.79
        ------            ------            ------            -------           ------
          2.06              2.06              3.14              (1.35)            0.79
        ------            ------            ------            -------           ------
         (0.05)            (0.03)            (0.02)             (0.02)           (0.01)
         (1.13)            (0.25)               --              (0.30)              --
        ------            ------            ------            -------           ------
         (1.18)            (0.28)            (0.02)             (0.32)           (0.01)
        ------            ------            ------            -------           ------
        $17.24            $16.36            $14.58            $ 11.46           $13.13
        ======            ======            ======            =======           ======
         13.12%            14.28%            27.45%            (10.54)%           6.38%
        $7,692            $6,080            $3,725            $ 1,962           $  668
          1.06%             1.06%             1.08%              1.09%            1.07%(6)
          1.37%             0.29%             0.22%              0.07%           (0.04)%(6)
            27%               32%               37%                28%              30%
          1.06%             1.06%             1.08%              1.09%            1.07%(6)

5 Amount represents less than $0.01 per share.
6 Annualized.

APPENDIX A

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:

- Aaa, Aa -- Bonds which are rated Aaa or Aa are judged to be of the highest quality and high quality, respectively. Together, they comprise what are generally known as high-grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

- A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

- Baa -- Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

- Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

- B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

- Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

- Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

- C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:

- AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

- BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

- BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse business, economical and financial conditions.

- D -- Bonds rated D are in payment default, meaning payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS:

INVESTMENT-GRADE

- AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

- AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

- A -- High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

- BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE-GRADE

- BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

- B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

- CCC, CC, C -- High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

- DDD, DD, D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50% -- 90% and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.

Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

FOR MORE INFORMATION ABOUT THE WM VARIABLE TRUST

The Statement of Additional Information (SAI) and Annual and Semiannual Reports to shareholders include additional information about the Fund. The SAI and the Report of Independent Registered Public Accounting Firm, along with the financial statements included in the Trust's most recent Annual Reports, are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes. The Trust's Annual Reports discuss the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, request other information about the Trust, and make shareholder inquiries by contacting your financial advisor, by calling toll-free 800-222-5852, or by visiting wmgroupoffunds.com.

You may review and copy information about the Trust, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database or the Commission's Web site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to file number 811-07462.

                               WM VARIABLE TRUST
                           INTERNATIONAL GROWTH FUND

                                   PROSPECTUS

                                  MAY 1, 2006

This prospectus describes the Class 1 and Class 2 shares ("shares") of the Fund.

  The Securities and Exchange Commission has not approved or disapproved these securities or
passed upon the adequacy of this prospectus. Any representation to the contrary is a crime.

            TABLE OF CONTENTS

                                                                                   PAGE
                    Risk/Return Summary.........................................     3
                         Summary of Principal Risks.............................     5
                    Fees and Expenses of the Fund...............................     7
                    Investment Strategies and Risks.............................     8
                    Common Investment Practices.................................     9
                    Investing in the Fund.......................................    14
                    Distribution Plan and Additional Information
                      Regarding Intermediary Compensation.......................    15
                    Tax Considerations..........................................    17
                    How Net Asset Value Is Determined...........................    18
                    Management of the Fund......................................    18
                    Management Fees.............................................    20
                    Financial Highlights........................................    21
                    Appendix A..................................................    25

RISK/RETURN SUMMARY

This summary identifies the investment objective, principal investment strategies, and principal risks of the International Growth Fund (the "Fund"), a mutual fund offered by WM Variable Trust (the "Trust"). The Fund is managed by WM Advisors, Inc. ("WM Advisors"). The principal investment strategies identified in this summary are not the only investment strategies available to the Fund, and some of the principal investment strategies may not be available at any given time. For a discussion of other investment strategies available to the Fund, please see the Statement of Additional Information (the "SAI").


STRATEGIES AND RISKS

In addition to the principal investment strategies identified in this summary, there are some general principles that WM Advisors and the sub-advisor will apply in making investment decisions for the Fund. When making decisions about whether to buy or sell equity securities, WM Advisors and the sub-advisor will consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth. When making decisions about whether to buy or sell fixed-income investments, WM Advisors and the sub-advisor will generally consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions, and the credit quality of individual issuers.

The discussion of the Fund's principal investment strategies includes some of the principal risks of investing in the Fund. You can find a more detailed description of these and other principal risks of an investment in the Fund under "Summary of Principal Risks." Investments mentioned in the summary and described in greater detail under "Common Investment Practices" appear in BOLD TYPE. Additional information about the Fund, its investments, and the related risks is located under "Investment Strategies and Risks." Please be sure to read the more complete description of the Fund, and the related risks, before you invest.


PERFORMANCE

Below the description of the Fund is a bar chart showing the investment returns of its Class 1 shares for each of the past ten years. The bar chart is intended to provide some indication of the volatility of the Fund's past returns. The performance table following each bar chart shows how average annual total returns for Class 1 and Class 2 shares of the Fund compare to returns of one or more broad-based securities market indices for the last one, five, and ten years (or, in the case of a newer Class, since the inception of the Class). Performance shown in the table and bar chart does not reflect any insurance-related charges or expenses. If insurance-related charges or expenses had been included, the performance shown would have been lower. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

There can be no assurance that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

INTERNATIONAL GROWTH FUND

OBJECTIVE: The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in equity securities of foreign issuers, including issuers located in developing or emerging market countries. The Fund may also use STRATEGIC TRANSACTIONS (derivatives) such as FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

In selecting investments for the Fund, the "non-U.S. equity team" and the "emerging market equity team" of the Fund's sub-advisor seek attractively priced securities that represent good long-term investment opportunities. Both teams emphasize fundamental research and rely on their own financial analysis to determine the difference between the underlying value of a company and the price of its securities in the marketplace. WM Advisors determines the portion of the Fund's assets to be managed by each team. The Fund's sub-advisor utilizes a research-driven, "bottom-up" approach in which decisions are based upon extensive field research and direct company contacts. The Fund's sub-advisor blends its basic value-oriented approach with macroeconomic and political judgments on the outlook for economies, industries, currencies, and markets.

Among the principal risks of investing in the Fund are:

- Market Risk                     - Foreign Investment Risk         - Liquidity Risk
- Credit Risk                     - Leveraging Risk                 - Management Risk
- Currency Risk                   - Derivatives Risk                - Smaller Company Risk
- Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)(1)
[BAR GRAPH]

1996                                                                              9.04
1997                                                                             -2.64
1998                                                                              5.20
1999                                                                             51.96
2000                                                                            -19.84
2001                                                                            -17.78
2002                                                                            -15.71
2003                                                                             35.51
2004                                                                             13.60
2005                                                                             17.87

During the periods shown above, the highest quarterly return was 28.87% (for the quarter ended 12/31/99) and the lowest was -20.65% (for the quarter ended 9/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.

AVERAGE ANNUAL TOTAL RETURNS(1)

                                                                                                                SINCE
                                                                                                               CLASS 2
                                                                                                              INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS   (11/6/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                  17.87%         4.69%           5.52%          N/A
   CLASS 2 SHARES                                                  17.59%          N/A             N/A         11.65%
   MSCI ALL COUNTRY WORLD INDEX EX-USA(2)                          17.11%         6.66%           6.70%        15.40%
   MSCI EAFE INDEX(2)                                              14.02%         4.94%           6.18%        13.34%

1 The Fund's performance in 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.
2 Effective March 1, 2006, the Morgan Stanley Capital International ("MSCI") All
  Country World Index ex-USA replaced the MSCI EAFE Index because WM Advisors and the Fund's sub-advisor believe the new benchmark more accurately reflects the Fund's performance characteristics. The MSCI All Country World Index ex-USA is a free float-adjusted market-capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index consists of 48 developed and emerging market country indices. The MSCI EAFE Index is a free float-adjusted market-capitalization index that includes the stock markets of 21 countries in Europe, Australasia, and the Far East. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Fund changes with the value of the investments held by the Fund. Many factors can affect that value, and it is possible that you may lose money by investing in the Fund. Factors that may adversely affect the Fund as a whole are called "principal risks." They are summarized in this section. These risks can change over time because the types of investments made by the Fund can change over time. Investments mentioned in this summary and described in greater detail under "Common Investment Practices" appear in BOLD TYPE. Additional information about the Fund, its investments, and the related risks is located under "Investment Strategies and Risks."

CREDIT RISK. The Fund is subject to credit risk to the extent that it invests, directly or indirectly, in FIXED-INCOME SECURITIES, REIT SECURITIES, and STRATEGIC TRANSACTIONS. This is the risk that the issuer or the guarantor of a FIXED-INCOME SECURITY or other obligation, or the counterparty to any of a Fund's portfolio transactions (including, without limitation, REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES, STRATEGIC TRANSACTIONS, and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in credit ratings, apply. The Fund, which makes FOREIGN INVESTMENTS denominated in U.S. dollars, is subject to increased credit risk because of the added difficulties associated with requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

FUND-OF-FUNDS RISK. The Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios of the Trust (the "Portfolios") invest in shares of the Fund. From time to time, the Fund may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by WM Advisors. These transactions will affect the Fund, since funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities. At the same time, funds that receive additional cash will have to invest such cash. This may be particularly important when one or more Portfolios owns a substantial portion of the Fund. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on fund performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could increase transaction costs. Because the Portfolios may own substantial portions of the Fund, redemptions and reallocations by the Portfolios affecting the Fund could cause the Fund's expenses to increase and may result in the Fund becoming too small to be economically viable. WM Advisors is committed to minimizing such impact on the Fund to the extent it is consistent with pursuing the investment objectives of the Portfolios. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Fund. WM Advisors will at all times monitor the impact on the Fund of transactions by the Portfolios.

The table below shows the percentage of outstanding Fund shares owned by the Portfolios as of December 31, 2005:

                                                                              PORTFOLIOS
                                               ------------------------------------------------------------------------------
                                               FLEXIBLE    CONSERVATIVE               CONSERVATIVE   STRATEGIC
                                                INCOME       BALANCED     BALANCED       GROWTH       GROWTH
FUND                                           PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO   TOTAL
-----------------------------------------------------------------------------------------------------------------------------
  International Growth Fund                      --            3.1%         38.1%        31.7%         17.2%      90.1%

LEVERAGING RISK. When a fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. The Fund may achieve leverage by using REVERSE REPURCHASE AGREEMENTS and/or DOLLAR ROLLS. The Fund may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives), or by BORROWING money to meet redemption requests.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a fund from selling out of these ILLIQUID SECURITIES at an advantageous price. The Fund may be subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or invest in securities involving substantial market and/or credit risk tend to be subject to greater liquidity risk. In addition, liquidity risk increases for funds that hold RESTRICTED SECURITIES.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors, or the sub-advisor, will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases, derivatives and other investments may be unavailable or WM Advisors or the sub-advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund.

MARKET RISK. The Fund is subject to market risk, which is the general risk of unfavorable changes in the market value of a fund's portfolio of securities. In addition, funds that focus investments in "growth" stocks are subject to the risk that the market may not favor the particular securities in which the Fund may invest. Growth stocks also generally trade at higher multiples of current earnings than other stocks and may therefore be more sensitive to changes in current or expected earnings.
  One aspect of market risk is interest rate risk. As interest rates rise, the value of your investment in the Fund is likely to decline because its income-producing equity or FIXED-INCOME SECURITIES are likely to be worth less.
  Interest rate risk is generally greater for funds that invest in FIXED-INCOME SECURITIES with longer maturities. This risk may be compounded for funds that invest in MORTGAGE-BACKED or other ASSET-BACKED SECURITIES that may be prepaid. These securities have variable maturities that tend to lengthen when it is least desirable -- when interest rates are rising. Increased market risk is also likely for funds that invest in debt securities paying no interest, such as ZERO-COUPON and payment-in-kind securities.
  While the Fund does not concentrate its assets in any particular industry, it may concentrate its assets in a broad economic sector or geographic region. To the extent such investments are affected by common economic forces and other factors, this may increase a fund's vulnerability to such factors.
  By investing in equity securities such as common stock, preferred stock, and convertible securities, the Fund is exposed to a separate set of market risks. These risks include the risk of broader equity market declines as well as more specific risks affecting the issuer such as management performance, financial leverage, industry problems, and reduced demand for the issuer's goods or services.

CURRENCY RISK. The Fund, which invests in securities denominated in, and/or receives revenues in FOREIGN INCOME CURRENCIES, MAY BE SUBJECT TO CURRENCY RISK. Currency risk is the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

DERIVATIVES RISK. The Fund may, subject to the limitations and restrictions stated elsewhere in this prospectus and the SAI, use STRATEGIC TRANSACTIONS involving derivatives such as forward contracts, futures contracts, options, swaps, caps, floors, and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate, or index. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, and indices.

FOREIGN INVESTMENT RISK. The Fund may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, and diplomatic developments could adversely affect a fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated. Investments in emerging market countries are generally subject to these risks to a greater extent. In particular, the Fund is subject to the heightened risks associated with emerging markets because it may invest a significant portion of its portfolio in emerging market securities.

SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees.

FEES AND EXPENSES OF THE FUND

The Fund offers Class 1 and Class 2 shares, which are subject to different fees and expenses. This section describes the fees and expenses that you may pay if you invest in Class 1 or Class 2 shares of the Fund. Insurance-related charges and expenses are not included. If insurance-related charges or expenses were included, the expenses shown would be higher. The examples below are intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The examples assume that your $10,000 investment in the noted class of shares has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission (the "SEC"), and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.

                                                        ANNUAL FUND OPERATING EXPENSES
                                                              (EXPENSES THAT ARE
                                                          DEDUCTED FROM FUND ASSETS)
                                                                                      TOTAL
                                                                                     ANNUAL
                                                             SERVICE                  FUND
                                                MANAGEMENT   (12B-1)    OTHER       OPERATING
                                                   FEES      FEES(1)   EXPENSES     EXPENSES
-----------------------------------------------------------------------------------------------
  Class 1 Shares                                  0.90%       0.00%     0.21%         1.11%
  Class 2 Shares                                  0.90%       0.25%     0.21%         1.36%
-----------------------------------------------------------------------------------------------

                                                    EXAMPLES: YOU WOULD PAY
                                              THE FOLLOWING EXPENSES ON A $10,000
                                            INVESTMENT ASSUMING A 5% ANNUAL RETURN
                                           AND REDEMPTION AT THE END OF EACH PERIOD:

                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------  -----------------------------------------------
  Class 1 Shares                            $113       $353       $612      $1,352
  Class 2 Shares                            $138       $431       $745      $1,635
----------------------------------------------------------------------------------------------

  1 12b-1 fees represent service fees that are paid to WM Funds Distributor, Inc. (the "Distributor"). See "Distribution Plan and Additional Information Regarding Intermediary Compensation."

INVESTMENT STRATEGIES AND RISKS

This section provides a more complete description of the principal investment strategies and risks of the Fund. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Fund. The Fund may undertake other strategies for temporary defensive purposes. These strategies may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its goals. You can find additional descriptions of the Fund's strategies and risks in the SAI. Except for policies explicitly identified as "fundamental" in this prospectus and the SAI, the investment objective and investment policies set forth in this prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities may not be required in the event of a subsequent change in valuation or other circumstances.
  The Fund invests primarily in equity securities of issuers located in foreign countries that Capital Guardian Trust Company ("Capital Guardian"), the Fund's sub-advisor, believes present attractive investment opportunities. In selecting investments for the Fund, Capital Guardian seeks attractively priced securities that represent good long-term investment opportunities. Capital Guardian emphasizes fundamental research and relies on its own financial analysis to determine the difference between the underlying value of a company and the price of its securities in the marketplace. Capital Guardian utilizes a research-driven "bottom-up" approach in that decisions are made based upon extensive field research and direct company contacts. Capital Guardian blends this approach with macroeconomic and political judgments on the outlook for economies, industries, currencies, and markets. The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales, and capitalization. The Fund's portfolio is managed by two different teams at Capital Guardian and its affiliate, Capital International, Inc.: the "non-U.S. equity team" and the "emerging market equity team." WM Advisors determines the portion of the Fund's assets to be managed by each team.
  The Fund invests in common stock and may invest in other securities with equity characteristics, such as trust or limited partnership interests, preferred stock, rights, and warrants. The Fund may also invest in convertible securities. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in restricted or unlisted securities.
  The Fund intends to stay fully invested in the securities described above to the extent practical. Fund assets may be invested in short-term fixed-income instruments to meet anticipated day-to-day operating expenses, and for temporary defensive purposes. In addition, when the Fund experiences large cash inflows, it may hold short-term investments until desirable equity securities become available. These short-term instruments are generally rated A or higher by Moody's, S&P, or Fitch or, if unrated, are of comparable quality in the opinion of the Fund's sub-advisor.
  The Fund may invest up to 30% of its assets in the securities of companies in, or governments of, developing or emerging markets, provided that no more than 5% of the Fund's total assets are invested in any one emerging market country. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. Furthermore, the Fund may invest up to 5% of its total assets in investment-grade corporate fixed-income securities having maturities longer than one year, including euro-currency instruments and securities.

COMMON INVESTMENT PRACTICES

This section contains more detailed information about the types of securities in which the Fund may invest and the strategies that WM Advisors or the sub-advisor may employ in pursuit of the Fund's investment objective. This section also includes a summary of risks and restrictions associated with these securities and investment practices. For more information, please see the SAI.

BORROWING. The Fund may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If the Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. The Fund may borrow up to 30% of its total assets. This percentage limitation on borrowing is a fundamental policy of the Fund.
  The Fund may engage in REVERSE REPURCHASE AGREEMENTS. REVERSE REPURCHASE AGREEMENTS involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of the securities and, if the proceeds from the REVERSE REPURCHASE AGREEMENT are invested in securities, that the market value of the securities bought may decline at the same time there is a decline in the market value of the securities sold (and required to be repurchased).

FIXED-INCOME SECURITIES. The market value of FIXED-INCOME SECURITIES held by the Fund and, consequently, the value of the Fund's shares, can be expected to vary inversely with changes in prevailing interest rates. You should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, securities purchased by the Fund may be subject to the risk of default. FIXED-INCOME SECURITIES rated in the lower end of the investment-grade category (Baa or BBB) and BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers. The FIXED-INCOME SECURITIES in which the Fund may invest include ZERO-COUPON SECURITIES, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other FIXED-INCOME SECURITIES.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. The Fund may, subject to the investment limitations stated elsewhere in this prospectus and the SAI, engage in FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends, and sale proceeds in currencies other than the U.S. dollar, may enter into FOREIGN CURRENCY EXCHANGE TRANSACTIONS to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. These funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.
  The Fund also may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. The Fund may also enter into a forward contract to sell a currency that is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."
  Forward currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and specified price. Because there is a risk of loss to the Fund if the other party does not complete the transaction, WM Advisors or the Fund's sub-advisor will enter into forward currency exchange contracts only with parties approved by the Trust's Board of Trustees or persons acting pursuant to their direction.
  The Fund may invest in securities that are indexed to certain specific foreign currency exchange rates. These securities expose the Fund to the risk of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the fixed-income and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.
  In addition, the Fund may enter into foreign currency forward contracts for non-hedging purposes. When WM Advisors or the Fund's sub-advisor believes that the currency of a specific country may deteriorate against another currency, the Fund may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. For example, the Fund could enter into a foreign currency forward contract to sell U.S. dollars and buy a foreign currency when the value of the foreign currency is expected to rise in relation to the U.S. dollar.
  While the foregoing actions are intended to protect the Fund from adverse currency movements or allow the Fund to profit from favorable currency movements, there is a risk that currency movements involved will not be properly anticipated. There can be no assurance that such transactions will be available or that the Fund will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Code.

FOREIGN INVESTMENTS. The Fund may invest in both U.S. dollar-denominated and non-U.S. dollar-denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from:
  - fluctuations in currency exchange rates;
  - devaluation of currencies;
  - future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;
  - reduced availability of public information concerning issuers; and
  - the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.
  Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.
  In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers, and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Fund's net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.
  The Fund may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), GLOBAL DEPOSITARY RECEIPTS ("GDRS"), or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRS are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRS, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRS, in registered form, are designed for use in the U.S. securities markets, and EDRS, in bearer form, are designed for use in European securities markets.

HOLDINGS IN OTHER INVESTMENT COMPANIES. When WM Advisors or the Fund's sub-advisor believes that it would be beneficial to the Fund, the Fund may, subject to any limitations imposed by the 1940 Act, invest up to 10% of its assets in securities of mutual funds or other registered investment companies that are not affiliated with WM Advisors or the Fund's sub-advisor. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 15% of the net assets of the Fund may be invested in securities that are not readily marketable. Such ILLIQUID SECURITIES may include:
  - repurchase agreements with maturities greater than seven calendar days;
  - time deposits maturing in more than seven calendar days;
  - to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;
  - certain over-the-counter options, as described in the SAI;
  - certain variable rate demand notes having a demand period of more than seven calendar days; and
  - securities that are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).
  Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, provided that such securities meet liquidity guidelines established by the Trust's Board of Trustees.
  The Fund may purchase RESTRICTED SECURITIES. Although recent and ongoing developments in the securities markets have resulted in greater trading of RESTRICTED SECURITIES (making RESTRICTED SECURITIES, in many instances, more liquid than they once were considered to be), investing in RESTRICTED SECURITIES could increase the level of illiquidity of the portfolio securities of the Fund. This could make it more difficult for the Fund to fulfill shareholder redemption orders on a timely basis. If the Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

LENDING OF SECURITIES. The Fund may lend portfolio securities up to 20% of its total assets to brokers and other financial organizations. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of investment losses.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Fund may invest in GOVERNMENT MORTGAGE-BACKED SECURITIES issued or guaranteed by GNMA, FNMA, or FHLMC.
  To the extent that the Fund purchases MORTGAGE-BACKED SECURITIES at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of the Fund may be affected by reinvestments of prepayments at higher or lower rates than the original investment.
  In addition, like other FIXED-INCOME SECURITIES, the value of MORTGAGE-BACKED SECURITIES will generally fluctuate in response to market interest rates.
  The U.S. government guarantees the timely payment of interest and principal for GNMA certificates. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.
  Government stripped mortgage-backed securities represent beneficial ownership interests in either principal distributions (principal-only securities or "PO strips") or interest distributions (interest-only securities or "IO strips") from GOVERNMENT MORTGAGE-BACKED SECURITIES. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in MORTGAGE-BACKED SECURITIES issued by government entities. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments that is lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Fund will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition. However, there can be no assurance that the Fund will be able to effect a trade of a government stripped mortgage-backed security at a time when they wish to do so.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trust securities, herein referred to as "REITS." REITS involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITS may be affected by changes in the value of the underlying property owned by the REITS, while mortgage REITS may be affected by the quality of any credit extended. REITS are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risk of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT'S expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITS are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITS under the Code, and failing to maintain their exemptions from registration under the 1940 Act.
  Investment in REITS involves risks similar to those associated with investing in small capitalization companies. REITS may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS. The Fund may invest in REPURCHASE AGREEMENTS, which are purchases of underlying FIXED-INCOME SECURITIES from financial institutions, such as banks and broker/dealers, subject to the seller's agreement to repurchase the securities at an established time and price. REPURCHASE AGREEMENTS can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Pursuant to an exemptive order granted by the SEC, the Fund may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in REPURCHASE AGREEMENTS or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this prospectus and the SAI, the Fund may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of FIXED-INCOME SECURITIES, or for other bona fide hedging purposes. Utilizing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices, and other financial instruments. It may also purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors, or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures. The Fund may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or if it maintains enough cash, cash equivalents, or liquid securities to purchase the underlying security.
  All of the above are collectively referred to as "STRATEGIC TRANSACTIONS." STRATEGIC TRANSACTIONS may be used:
  - to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations;
  - to protect the Fund's unrealized gains in the value of its portfolio securities;
  - to facilitate the sale of such securities for investment purposes;
  - to manage the effective maturity or duration of the Fund's portfolio; and
  - to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.
  Some STRATEGIC TRANSACTIONS may also be used to seek potentially higher returns, rather than for hedging purposes. Any or all of these investment techniques may be used at any time, as the use of any STRATEGIC TRANSACTION is a function of numerous variables including market conditions.

  The use of STRATEGIC TRANSACTIONS involves special considerations and risks, such as:
  - the ability of the Fund to utilize STRATEGIC TRANSACTIONS successfully will depend on the ability of WM Advisors or the sub-advisor to predict pertinent market movements;
  - the risk that the other party to a STRATEGIC TRANSACTION will fail to meet its obligations to the Fund;
  - the risk that the Fund will be unable to close out a STRATEGIC TRANSACTION at a time when it would otherwise do so, due to the illiquidity of the STRATEGIC TRANSACTION; and
  - the risk of imperfect correlation, or even no correlation, between price movements of STRATEGIC TRANSACTIONS and price movements of any related portfolio positions.
  STRATEGIC TRANSACTIONS can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government (such as GNMA bonds); others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the government-sponsored entity (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Fund may purchase or sell securities on a WHEN-ISSUED or a DELAYED-DELIVERY basis. Due to fluctuations in the value of securities purchased on a WHEN-ISSUED or a DELAYED-DELIVERY basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Fund. Similarly, the sale of securities for DELAYED-DELIVERY can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. When-issued securities may include bonds purchased on a "when-, as-, and if-issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate authorities. A significant commitment of the Fund's assets to the purchase of securities on a "when-, as-, and if-issued" basis may increase the volatility of the Fund's net asset value ("NAV").

PORTFOLIO TRANSACTIONS AND TURNOVER. The Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. High turnover rates increase transaction costs and may increase taxable capital gains. Historical portfolio turnover rates for the Fund are shown under "Financial Highlights." WM Advisors and the sub-advisor will not consider the Fund's portfolio turnover rate to be a limiting factor in making investment decisions consistent with the Fund's investment objectives and policies.

INVESTING IN THE FUND

Shares of the Fund are offered only to insurance company separate accounts for the purpose of providing investment choices under their variable annuity and variable life contracts (the "Contracts") and to qualified pension and retirement plans. The Fund reserves the right to refuse any order for the purchase of shares, including those by exchange.

PURCHASE AND REDEMPTION

Shares of the Fund are sold in a continuous offering. Net purchase payments under the Contracts are placed in one or more of the divisions of the insurance company separate account and are invested in the shares of the Fund corresponding to such divisions. Shares of the Fund are purchased and redeemed at NAV without sales or redemption charges.
  For each day on which the Fund's NAV is calculated, each separate account transmits to the Trust any orders to purchase or redeem shares of the Fund based on purchase payments; redemption (surrender) requests; and transfer requests from Contract owners, annuitants, or beneficiaries which are priced that day. Purchases and redemptions are effected at the NAV next determined after receipt by the Trust of a properly completed purchase or redemption order.
  All purchase and redemption orders will be processed in accordance with applicable regulations. The Trust may also suspend redemptions, if permitted under the 1940 Act, for any period during which the New York Stock Exchange is closed, when trading is restricted by the SEC, or when the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.

MARKET TIMING. The Fund is not intended for "market timing" or other forms of abusive short-term trading. If the Fund is used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns to the detriment of all Fund shareholders. Frequent trading can cause a portfolio manager to maintain larger cash positions than desired, unplanned portfolio turnover, and increased broker/dealer commissions or other transaction costs and can trigger taxable capital gains. In addition, some frequent traders attempt to exploit perceived valuation inefficiencies that can occur if the valuation of the Fund's portfolio securities does not reflect conditions as of the close of the New York Stock Exchange, which is the time that the Fund's NAV per share is determined. For example, the closing price of securities primarily trading in markets that close prior to the New York Stock Exchange may not reflect events that occurred after the close of that market. This type of arbitrage activity can dilute the Fund's NAV per share for long-term investors.
  Frequent traders wishing to engage in market timing should not purchase the Fund. The Trust's Board of Trustees has adopted policies and procedures intended to discourage market timing. The procedures include the use of "fair value" pricing, and the refusal of purchase transactions. (Please see the section entitled "How Net Asset Value Is Determined" for a description of the "fair value" pricing procedure.) These procedures are applied uniformly. Fair value pricing is applied when reliable market quotations are not readily available, including when the closing prices of portfolio securities primarily traded in foreign markets are deemed to be substantially inaccurate at the close of the New York Stock Exchange. The Fund's transfer agent will attempt to identify shareholders who engage in market timing and will restrict the trading activity of shareholders who are identified as market timers. The Fund reserves the right to reject any purchases, including those effected through exchange.
  Although it is the policy of the WM Group of Funds to seek to prevent market timing and other excessive trading practices, there is no assurance that short-term trading will not occur. In addition, the Fund may not have sufficient information to prevent market timing, especially with respect to accounts held in the names of financial intermediaries ("omnibus accounts").

DISCLOSURE OF PORTFOLIO HOLDINGS. The Fund discloses its month-end portfolio holdings on the Distributor's Web site, wmgroupoffunds.com, on the last business day of the following month. Third parties who need portfolio holdings information to provide services to the Fund may be provided such information prior to its posting on the Web site, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Fund's policies and procedures with respect to the disclosure of the portfolio securities is available in the SAI.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION

The Fund has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to its Class 2 shares (the "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of its Class 2 shares. The amounts payable by the Fund under the Rule 12b-1 Plan need not be directly related to expenses. If the Distributor's actual expenses are less than the fees it receives, the Distributor will keep the full amount of the fees.

PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Fund. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Fund as an investment option. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, pension plan consultants, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Fund pays to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

ONGOING PAYMENTS. In the case of Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Fund. The Distributor also may make ongoing payments of up to 0.20% of average net assets to insurance companies for insurance contracts that include either class of shares of the Fund as investment options.

OTHER PAYMENTS TO INTERMEDIARIES. In addition to any commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts, conferences, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Fund, or may sell shares of the Fund to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year's sales of applicable variable annuities and variable life insurance contracts that may be funded by Fund shares, or 0.25% of the current year's sales of Fund shares to retirement plans by that financial intermediary. For 2005, the Distributor's total additional payments to these firms for distribution services related to the Trust represented approximately 0.10% of the average daily net assets of the Trust, or approximately $3.1 million.
  A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's WM Group of Funds sales, assets, and redemption rates of applicable variable annuities, variable life insurance contracts, and retirement plans as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include applicable variable annuities, variable life insurance contracts, and Fund shares in retirement plans on a "preferred list." The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the WM Group of Funds so that they can provide suitable information and advice about the Funds and related investor services. Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the WM Group of Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions ("ticket") charges, and general marketing expenses. IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS

THAN ANOTHER, YOUR INVESTMENT REPRESENTATIVE AND HIS OR HER FINANCIAL INTERMEDIARY MAY HAVE AN INCENTIVE TO RECOMMEND ONE VARIABLE ANNUITY, VARIABLE LIFE INSURANCE CONTRACT, OR MUTUAL FUND OVER ANOTHER.
  Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Fund, the Distributor, WM Advisors, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.
  As of the date of the prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include the Fund as an investment option, or for the distribution of shares of the Fund to retirement plans (other than commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts; conferences; ticket charges; and other general marketing expenses) include:

Advantage Capital Corporation
AIG Advisors, Inc.
American Portfolios Financial Services, Inc.
Associated Financial Group, Inc.
Commonwealth Financial Network
FFP Securities, Inc.
FSC Securities Corporation
G.A. Repple & Company
H. Beck, Inc.
Investacorp, Inc.
Investment Advisors & Consultants, Inc.
Jefferson Pilot Securities Corporation
McDonald Investments, Inc.
Mutual Service Corporation
NFP Securities, Inc.
Oppenheimer & Co., Inc.
ProEquities, Inc.
Prospera Financial Services, Inc.
Royal Alliance Associates, Inc.
Securities America, Inc.
Triad Advisors, Inc.
United Planners' Financial Services of America
Waterstone Financial Group, Inc.
WM Financial Services, Inc.

  To obtain a current list of such firms, call 800-222-5852.
  Although the Advisor and the Fund's sub-advisor may use brokers who sell shares of the Fund to effect portfolio transactions, the sale of Fund shares is not considered as a factor when selecting brokers to effect portfolio transactions. The Fund has adopted procedures to ensure that the sale of Fund shares is not considered when selecting brokers to effect portfolio transactions.
  Your applicable variable annuity contract, variable life insurance contract or retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately within the prospectus for your insurance contract. Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

TAX CONSIDERATIONS

The tax consequences of your investment in the Fund depend upon the specific provisions of your Contract. For more tax information regarding your Contract, see the applicable prospectus for that Contract. The following discussion is only a brief summary of the federal income tax consequences to the Fund and its insurance company shareholders based on current tax laws and regulations, which may be changed by subsequent legislative, judicial, or administrative action.
  The Fund intends to qualify separately each year as a "regulated investment company" and, thus, does not expect to pay any federal income tax on income and capital gains distributed to shareholders.
  Although the Fund intends that it will be operated so that it will have no federal income tax liability, if any such liability is nevertheless incurred, the investment performance of the Fund incurring such liability will be adversely affected. In addition, investing in foreign securities and currencies may subject the Fund to foreign taxes. These taxes would reduce the investment performance of the Fund.
  Because the Fund serves as an investment vehicle for certain types of variable annuities and variable life contracts, the Fund also intends to meet the investment diversification requirements of subchapter L of the Code. Were the Fund to fail to comply with those requirements, owners of annuity contracts (other than certain tax-qualified retirement Contracts) funded through the Fund would be taxed immediately on investment earnings and gains, including any accumulated earnings and gains, under their Contracts and would thereby lose any benefit of tax deferral. Accordingly, the Fund will carefully monitor compliance with the diversification requirements. Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan. For additional tax information, see "Taxes" in the SAI.
  Distributions of net investment income (i.e., all income other than capital gains) and of net realized capital gains on securities will be determined separately for the Fund. Dividends and distributions paid by the Fund will be automatically reinvested (at current net asset value) in additional full and fractional shares of the Fund. The Fund will declare and pay dividends annually and will distribute any net realized capital gains annually. Distributions of any net short-term capital gains earned by the Fund will be distributed no less frequently than annually at the discretion of the Board of Trustees.

  THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE FUND. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE FUND.

HOW NET ASSET VALUE IS DETERMINED

Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAV is determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific Time, whichever is earlier. Generally, shares will not be priced on the days on which the New York Stock Exchange is closed for trading.
  In addition, the Fund has adopted fair value pricing procedures and methodologies which, among other things, generally require the Fund to fair value foreign securities if there has been movement in the U.S. market and/or other economic indicators that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used to a significant extent by the Fund.

MANAGEMENT OF THE FUND

The Fund is managed by WM Advisors, Inc., which is referred to as "WM Advisors" in this prospectus. WM Advisors is a wholly owned, indirect subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, and is located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. WM Advisors has been in the business of investment management since 1944. Its responsibilities include formulating the Fund's investment policies (subject to the terms of this prospectus), analyzing economic trends, directing and evaluating the investment services provided by the sub-advisor, monitoring the Fund's investment performance, and reporting to the Trust's Board of Trustees, as well as providing certain administrative services to the Fund.
  In connection with its service as investment advisor to the Fund, WM Advisors may engage one or more sub-advisors to provide investment advisory services to the Fund and may remove or, subject to shareholder approval, replace any such sub-advisor if it deems such action to be in the best interests of the Fund and its shareholders. WM Advisors has delegated portfolio management responsibilities with respect to the Fund to Capital Guardian Trust Company. The Fund may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of WM Advisors and the sub-advisor. For more information, see the SAI.

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, California 90071, acts as sub-advisor to the Fund under the supervision of WM Advisors and is responsible for continuously reviewing, supervising, and administering the Fund's respective investment programs. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which is in turn owned by The Capital Group Companies, Inc. ("CGC"). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. Capital Guardian had aggregate assets under management of approximately $157.3 billion as of December 31, 2005.

CAPITAL GUARDIAN has been sub-advisor for the Fund since June 1999. There are two separate investment management teams of Capital Guardian, the "non-U.S. equity team" and the "emerging market equity team", that share in the investment management of the International Growth Fund.
  For the "non-U.S. equity team," Capital Guardian employs a team of portfolio managers, each of whom has primary responsibility for the day-to-day management of that portion of the Fund assigned to him or her. They are: DAVID I. FISHER, ARTHUR J. GROMADZKI, RICHARD N. HAVAS, NANCY J. KYLE, CHRISTOPHER A. REED, LIONEL M. SAUVAGE, NILLY SIKORSKY, RUDOLF M. STAEHELIN, SEUNG KWAK, and JOHN M.
N. MANT. MR. FISHER is Chairman of the Board of Capital Group International, Inc. and Capital Guardian as well as Vice Chairman of Capital

International, Inc., Emerging Markets Growth Fund, Inc. and also a director of the Capital Group Companies, Inc. He has been employed by the Capital Group organization since 1969. MR. GROMADZKI is a Vice President of Capital International Research, Inc. with European equity portfolio management and investment analyst responsibilities. Mr. Gromadzki has been employed by the Capital Group organization since 1987. MR. HAVAS, who has been with the Capital Group organization since 1986, is a Senior Vice President and Portfolio Manager for Capital Guardian and Capital International Limited as well as a Senior Vice President and Director of Capital Guardian (Canada), Inc. MS. KYLE, who has been with the Capital Group organization since 1991, is a Senior Vice President, Vice Chairman, and Director of Capital Guardian. Ms. Kyle is also President and a Director of Capital Guardian (Canada), Inc. and a Senior Vice President of Emerging Markets Growth Fund, Inc. MR. REED is a Director and a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Japan, Pacific Basin, and non-U.S. equity portfolios and research responsibilities for the Japanese financial sector. Mr. Reed has been employed by the Capital Group organization since 1994. MR. SAUVAGE is a Senior Vice President and Portfolio Manager for Capital Guardian and a Senior Vice President for Capital International Research, Inc. Mr. Sauvage has been employed by the Capital Group organization since 1987. MS. SIKORSKY is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective, S.A., Managing Director-Europe and a Director of Capital Group International, Inc., and serves as a Director of the Capital Group, Capital International Limited, and Capital International K.K. Ms. Sikorsky has been employed by the Capital Group organization since 1962. MR. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A., and has been employed by the Capital Group organization since 1981. MR. KWAK is a Senior Vice President for Capital International K.K. (CIKK) and a portfolio manager for non-U.S. (Japan only) assets. He joined CIKK in 2002, after serving as the Chief Investment Officer-Japan and Managing Director for Zurich Scudder Investments. He holds the Chartered Financial Analyst designation. MR. MANT is an Executive Vice President, a Director, and the European Research Manager of Capital International Research, Inc. He is also a Director and Senior Vice President with portfolio management responsibilities for Capital International Limited and has been with the organization since 1990.
  For the "emerging market equity team," Capital International, Inc. employs a team of portfolio managers each of whom has primary responsibility for the day-to-day management of that portion of the Fund assigned to him or her. They are: OSMAN Y. AKIMAN, CHRISTOPHER CHOE, DAVID I. FISHER, VICTOR D. KOHN, NANCY
J. KYLE, LUIS FREITAS DE OLIVEIRA, and SHAW B. WAGENER. Note that MR. FISHER and MS. KYLE are also members of the "non-U.S. equity team" and their experience is noted above. MR. AKIMAN is Director of Capital International Research Inc. and Vice President of Capital International Ltd. with portfolio management responsibilities in Global Emerging Markets and Asia Pacific ex. Japan mandates and has been employed by the organization since 1994. MR. CHOE is Senior Vice President and portfolio manager of Capital International, Inc. and has been employed by the organization since 1990. MR. KOHN, a member of the organization since 1986, is President of Capital International, Inc., a Senior Vice President, and a Director of Capital International Research, Inc., Chairman of Capital International, Inc.'s Emerging Markets Investment Committee, and an emerging markets equity portfolio manager. He is also an Executive Vice President of Capital International, Inc.'s Emerging Markets Growth Fund and he holds the Chartered Financial Analyst designation. MR. DE OLIVEIRA is Senior Vice President and Director of Capital International S.A. A member of the organization since 1994, he also serves on the board of several of Capital International's Luxembourg-based mutual funds. MR. WAGENER is Chairman of Capital International, Inc. (CII); a Senior Vice President and Director of Capital Group International, Inc. (CGII); and serves as a Director of Capital Guardian Trust Company (CGTC), and The Capital Group Companies, Inc. (CGC). He is an emerging markets equity portfolio manager and the Vice Chairman of the Investment Committee for emerging markets. He also is on Capital International, Inc.'s Private Equity Investment Committee. Mr. Wagener joined the organization in 1981 and has also served as the head of equity trading for Capital Research and Management Company. He holds the Chartered Financial Analyst designation.

MANAGEMENT FEES

During its most recent fiscal year, the Fund paid management fees to WM Advisors at the rate of 0.90% of its net assets. This rate includes amounts paid to the sub-advisors but does not reflect any expense waivers or reimbursements.
  A discussion of the material factors considered by the Trustees of the Trust in approving investment advisory contract(s) for the Fund is available in the Trust's most recent Annual or Semiannual report to shareholders (for periods ending December 31 and June 30, respectively).

  NO DEALER, SALESPERSON, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR
REPRESENTATIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions), but do not reflect insurance-related charges and expenses which, if included, would have lowered the performance shown. The information provided below is excerpted from financial statements audited by Deloitte & Touche LLP. The Report of Independent Registered Public Accounting Firm, along with the Fund's financial statements, are included in its Annual Report to Shareholders, which is available upon request.

                                          CLASS 1
                                          ---------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND                      2005              2004              2003              2002              2001
YEARS ENDED DECEMBER 31                   ---------------   ---------------   ---------------   ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  12.77           $ 11.38           $  8.51           $ 10.21           $ 13.65
                                             --------           -------           -------           -------           -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                      0.17(4)           0.12(4)           0.09(4)           0.04(4)           0.04
      Net realized and unrealized
         gain/(loss) on investments              2.07              1.41              2.91             (1.63)            (2.39)
                                             --------           -------           -------           -------           -------
      Total from investment operations           2.24              1.53              3.00             (1.59)            (2.35)
                                             --------           -------           -------           -------           -------
   LESS DISTRIBUTIONS:
      Dividends from net investment
         income                                 (0.21)            (0.14)            (0.13)            (0.11)            (0.09)
      Dividends from net realized
         capital gains                             --                --                --                --             (1.00)
                                             --------           -------           -------           -------           -------
      Total distributions                       (0.21)            (0.14)            (0.13)            (0.11)            (1.09)
                                             --------           -------           -------           -------           -------
NET ASSET VALUE, END OF PERIOD               $  14.80           $ 12.77           $ 11.38           $  8.51           $ 10.21
                                             ========           =======           =======           =======           =======
TOTAL RETURN(1)                                 17.87%            13.60%            35.51%           (15.71)%          (17.78)%
   RATIOS TO AVERAGE NET
      ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in
         000s)                               $109,029           $91,875           $74,138           $50,625           $49,178
      Ratio of operating expenses to
         average net assets                      1.11%             1.16%             1.21%             1.26%             1.19%
      Ratio of net investment income to
         average net assets                      1.27%             0.99%             0.94%             0.49%             0.33%
      Portfolio turnover rate                      32%               23%               22%               30%               34%
      Ratio of operating expenses to
         average net assets without fee
         waivers, expenses reimbursed
         and/or fees reduced by credits
         allowed by the custodian(2)             1.11%             1.16%             1.21%             1.26%             1.19%

NOTES TO FINANCIAL HIGHLIGHTS
1 Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
2 Ratio of operating expenses to average net assets includes expenses paid indirectly.
3 The Fund commenced selling Class 2 shares on November 6, 2001.
4 Per share numbers have been calculated using the average shares method.

    CLASS 2
    ---------------------------------------------------------------------------------------
         2005              2004              2003              2002             2001(3)
    ---------------   ---------------   ---------------   ---------------   ---------------
        $12.71            $11.34            $ 8.49            $ 10.21           $ 9.78
        ------            ------            ------            -------           ------
          0.13(4)           0.09(4)           0.06(4)            0.02(4)          0.00(5)
          2.07              1.41              2.90              (1.63)            0.43(6)
        ------            ------            ------            -------           ------
          2.20              1.50              2.96              (1.61)            0.43
        ------            ------            ------            -------           ------
         (0.20)            (0.13)            (0.11)             (0.11)              --
            --                --                --                 --               --
        ------            ------            ------            -------           ------
         (0.20)            (0.13)            (0.11)             (0.11)              --
        ------            ------            ------            -------           ------
        $14.71            $12.71            $11.34            $  8.49           $10.21
        ======            ======            ======            =======           ======
         17.59%            13.33%            35.10%            (15.91)%           4.40%
        $1,088            $  310            $  182            $    93           $    0
          1.36%             1.41%             1.46%              1.51%            1.40%(7)
          1.02%             0.74%             0.69%              0.24%            0.12%(7)
            32%               23%               22%                30%              34%
          1.36%             1.41%             1.46%              1.51%            1.40%(7)

5 Amount represents less than $0.01 per share.
6 The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
7 Annualized.

APPENDIX A

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:

- Aaa, Aa -- Bonds which are rated Aaa or Aa are judged to be of the highest quality and high quality, respectively. Together, they comprise what are generally known as high-grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

- A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

- Baa -- Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

- Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

- B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

- Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

- Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

- C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:

- AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

- BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

- BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse business, economical and financial conditions.

- D -- Bonds rated D are in payment default, meaning payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS:

INVESTMENT-GRADE

- AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

- AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

- A -- High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

- BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE-GRADE

- BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

- B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

- CCC, CC, C -- High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

- DDD, DD, D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50% -- 90% and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.

Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

FOR MORE INFORMATION ABOUT THE WM VARIABLE TRUST

The Statement of Additional Information (SAI) and Annual and Semiannual Reports to shareholders include additional information about the Fund. The SAI and the Report of Independent Registered Public Accounting Firm, along with the financial statements included in the Trust's most recent Annual Reports, are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes. The Trust's Annual Reports discuss the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, request other information about the Trust, and make shareholder inquiries by contacting your financial advisor, by calling toll-free 800-222-5852, or by visiting wmgroupoffunds.com.

You may review and copy information about the Trust, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database or the Commission's Web site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to file number 811-07462.

                               WM VARIABLE TRUST
                                  INCOME FUND

                                   PROSPECTUS

                                  MAY 1, 2006

This prospectus describes the Class 1 and Class 2 shares ("shares") of the Fund.

  The Securities and Exchange Commission has not approved or disapproved these securities or
passed upon the adequacy of this prospectus. Any representation to the contrary is a crime.

            TABLE OF CONTENTS

                                                                                   PAGE
                    Risk/Return Summary.........................................     3
                         Summary of Principal Risks.............................     5
                    Fees and Expenses of the Fund...............................     7
                    Investment Strategies and Risks.............................     8
                    Common Investment Practices.................................     9
                    Investing in the Fund.......................................    14
                    Distribution Plan and Additional Information
                      Regarding Intermediary Compensation.......................    15
                    Tax Considerations..........................................    17
                    How Net Asset Value Is Determined...........................    18
                    Management of the Fund......................................    18
                    Management Fees.............................................    20
                    Financial Highlights........................................    22
                    Appendix A..................................................    24

RISK/RETURN SUMMARY

This summary identifies the investment objectives, principal investment strategies, and principal risks of the Income Fund (the "Fund"), a mutual fund offered by WM Variable Trust (the "Trust"). The Fund is managed by WM Advisors, Inc. ("WM Advisors"). The principal investment strategies identified in this summary are not the only investment strategies available to the Fund, and some of the principal investment strategies may not be available at any given time. For a discussion of other investment strategies available to the Fund, please see the Statement of Additional Information (the "SAI").


STRATEGIES AND RISKS

In addition to the principal investment strategies identified in this summary, there are some general principles that WM Advisors will apply in making investment decisions for the Fund. When making decisions about whether to buy or sell equity securities, WM Advisors will consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth. When making decisions about whether to buy or sell fixed-income investments, WM Advisors will generally consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions, and the credit quality of individual issuers.

The discussion of the Fund's principal investment strategies includes some of the principal risks of investing in the Fund. You can find a more detailed description of these and other principal risks of an investment in the Fund under "Summary of Principal Risks." Investments mentioned in the summary and described in greater detail under "Common Investment Practices" appear in BOLD TYPE. Additional information about the Fund, its investments, and the related risks is located under "Investment Strategies and Risks." Please be sure to read the more complete description of the Fund, and the related risks, before you invest.


PERFORMANCE

Below the description of the Fund is a bar chart showing the investment returns of its Class 1 shares for each of the past ten years. The bar chart is intended to provide some indication of the volatility of the Fund's past returns. The performance table following each bar chart shows how average annual total returns for Class 1 and Class 2 shares of the Fund compare to returns of a broad-based securities market index for the last one, five, and ten years (or, in the case of a newer Class, since the inception of the Class). Performance shown in the table and bar chart does not reflect any insurance-related charges or expenses. If insurance-related charges or expenses had been included, the performance shown would have been lower. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

There can be no assurance that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

INCOME FUND

OBJECTIVE: The Fund seeks to provide a high level of current income consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests primarily in a diversified pool of FIXED-INCOME SECURITIES, including corporate securities, U.S. GOVERNMENT SECURITIES, and MORTGAGE-BACKED SECURITIES (including collateralized mortgage obligations), up to 35% of which may be in BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES (sometimes called "junk bonds"). The Fund may also invest in convertible securities and REIT SECURITIES.

Among the principal risks of investing in the Fund are:

- Market Risk                     - Foreign Investment Risk         - Derivatives Risk
- Credit Risk                     - Real Estate Risk                - Liquidity Risk
- Currency Risk                   - Leveraging Risk                 - Management Risk
- Fund-of-Funds Risk

CALENDAR YEAR TOTAL RETURNS (Class 1 Shares)
[BAR GRAPH]

1996                                                                              0.43
1997                                                                             11.35
1998                                                                              7.45
1999                                                                             -2.16
2000                                                                             10.45
2001                                                                              8.08
2002                                                                              9.61
2003                                                                              9.78
2004                                                                              5.56
2005                                                                              2.40

During the periods shown above, the highest quarterly return was 5.00% (for the quarter ended 6/30/03) and the lowest was -4.77% (for the quarter ended 3/31/96). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the applicable annuity contract prospectus for more information.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                                SINCE
                                                                                                               CLASS 2
                                                                                                              INCEPTION
   FOR PERIODS ENDED DECEMBER 31, 2005                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS   (11/6/01)
   --------------------------------------------------------------------------------------------------------------------
   CLASS 1 SHARES                                                   2.40%         7.05%           6.20%          N/A
   CLASS 2 SHARES                                                   2.06%          N/A             N/A          5.92%
   CITIGROUP BROAD INVESTMENT-GRADE BOND INDEX(1)                   2.57%         5.93%           6.19%         4.58%

1 The Citigroup Broad Investment-Grade Bond Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, and includes institutionally traded U.S. Treasury, government-sponsored, mortgage-backed, asset-backed, and investment-grade securities. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Fund changes with the value of the investments held by the Fund. Many factors can affect that value, and it is possible that you may lose money by investing in the Fund. Factors that may adversely affect the Fund as a whole are called "principal risks." They are summarized in this section. These risks can change over time because the types of investments made by the Fund can change over time. Investments mentioned in this summary and described in greater detail under "Common Investment Practices" appear in BOLD TYPE. Additional information about the Fund, its investments, and the related risks is located under "Investment Strategies and Risks."

CREDIT RISK. The Fund is subject to credit risk to the extent that it invests, directly or indirectly, in FIXED-INCOME SECURITIES, REIT SECURITIES, and STRATEGIC TRANSACTIONS. This is the risk that the issuer or the guarantor of a FIXED-INCOME SECURITY or other obligation, or the counterparty to any of a Fund's portfolio transactions (including, without limitation, REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES, STRATEGIC TRANSACTIONS, and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in credit ratings, apply. Credit risk is particularly significant for the Fund as it may invest significantly in BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. The Fund, which makes FOREIGN INVESTMENTS denominated in U.S. dollars, is also subject to increased credit risk because of the added difficulties associated with requiring foreign entities to honor its contractual commitments, and because a number of foreign governments and other issuers are already in default.

FUND-OF-FUNDS RISK. The Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios of the Trust (the "Portfolios") invest in shares of the Fund. From time to time, the Fund may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by WM Advisors. These transactions will affect the Fund, since funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities. At the same time, funds that receive additional cash will have to invest such cash. This may be particularly important when one or more Portfolios owns a substantial portion of the Fund. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on fund performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could increase transaction costs. Because the Portfolios may own substantial portions of the Fund, redemptions and reallocations by the Portfolios affecting the Fund could cause the Fund's expenses to increase and may result in the Fund becoming too small to be economically viable. WM Advisors is committed to minimizing such impact on the Fund to the extent it is consistent with pursuing the investment objectives of the Portfolios. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Fund. WM Advisors will at all times monitor the impact on the Fund of transactions by the Portfolios.

The table below shows the percentage of outstanding Fund shares owned by the Portfolios as of December 31, 2005:


                                                                              PORTFOLIOS
                                               FLEXIBLE    CONSERVATIVE               CONSERVATIVE   STRATEGIC
                                                INCOME       BALANCED     BALANCED       GROWTH       GROWTH
FUND                                           PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO   TOTAL
-----------------------------------------------------------------------------------------------------------------------------
  REIT Fund                                       4.7%         2.9%         42.8%        30.8%         14.6%     95.8%
  Equity Income Fund                              3.4%         2.3%         27.2%        20.9%         10.4%     64.2%
  Growth & Income Fund                            5.3%         2.5%         33.8%        25.8%         13.8%     81.2%
  West Coast Equity Fund                          1.9%         1.9%         26.9%        21.0%         11.7%     63.4%
  Mid Cap Stock Fund                              5.9%         2.3%         33.9%        24.8%         14.9%     81.8%
  Growth Fund                                     5.3%         2.5%         35.8%        26.3%         14.3%     84.2%
  Small Cap Value Fund                            6.8%         2.8%         41.2%        32.5%         16.5%     99.8%
  Small Cap Growth Fund                           4.9%         1.7%         26.5%        22.0%         12.1%     67.2%
  International Growth Fund                      --            3.1%         38.1%        31.7%         17.2%     90.1%
  Short Term Income Fund                         50.2%         7.9%         13.3%        --            --        71.4%
  U.S. Government Securities Fund                25.7%         7.2%         41.5%        10.8%         --        85.2%
  Income Fund                                    26.8%         6.4%         34.7%         7.6%         --        75.5%
  WM High Yield Fund                              1.8%         0.5%          3.7%         1.3%          1.0%      8.3%

LEVERAGING RISK. When a fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. The Fund may achieve leverage by using REVERSE REPURCHASE AGREEMENTS and/or DOLLAR ROLLS as well as through the use of INVERSE FLOATING RATE INVESTMENTS. The Fund may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives), or by BORROWING money to meet redemption requests.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a fund from selling out of these ILLIQUID SECURITIES at an advantageous price. The Fund is subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or invest in securities involving substantial market and/or credit risk tend to be subject to greater liquidity risk. In addition, liquidity risk increases for funds that hold RESTRICTED SECURITIES.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases, derivatives and other investments may be unavailable or WM Advisors may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund.

MARKET RISK. The Fund is subject to market risk, which is the general risk of unfavorable changes in the market value of a fund's portfolio of securities.
  One aspect of market risk is interest rate risk. As interest rates rise, the value of your investment in the Fund is likely to decline because its income-producing equity or FIXED-INCOME SECURITIES are likely to be worth less.
  Interest rate risk is generally greater for funds that invest in FIXED-INCOME SECURITIES with longer maturities. This risk may be compounded for the Fund as it invests in MORTGAGE-BACKED or other ASSET-BACKED SECURITIES that may be prepaid. These securities have variable maturities that tend to lengthen when it is least desirable -- when interest rates are rising. Increased market risk is also likely for the Fund as it invests in debt securities paying no interest, such as ZERO-COUPON and payment-in-kind securities.
  While the Fund does not concentrate its assets in any particular industry, it may concentrate its assets in a broad economic sector or geographic region. To the extent such investments are affected by common economic forces and other factors, this may increase the Fund's vulnerability to such factors.

CURRENCY RISK. The Fund may be subject to currency risk as it may invest in securities denominated in, and/or receive revenues in, FOREIGN INCOME CURRENCIES. Currency risk is the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

DERIVATIVES RISK. The Fund may, subject to the limitations and restrictions stated elsewhere in this prospectus and the SAI, use STRATEGIC TRANSACTIONS involving derivatives such as forward contracts, futures contracts, options, swaps, caps, floors, and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate, or index. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, and indices.

FOREIGN INVESTMENT RISK. The Fund, may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, and diplomatic developments could adversely affect a fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated. Investments in emerging market countries are generally subject to these risks to a greater extent.

REAL ESTATE RISK. The Fund, which may invest a significant portion of its assets in REIT SECURITIES, is subject to risks affecting real estate investments. Investments in the real estate industry, even though representing interests in different companies and sectors within the industry, may be affected by common economic forces and other factors. This increases a fund's vulnerability to factors affecting the real estate industry. This risk is significantly greater than for a fund that invests in a range of industries and may result in greater losses and volatility. Securities of companies in the real estate industry, including REIT SECURITIES, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. A fund investing in REIT SECURITIES will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund. A fund is also subject to the risk that the REIT SECURITIES in which it invests will fail to qualify for the special tax treatment accorded REIT SECURITIES under the Internal Revenue Code of 1986, as amended (the "Code"), and/or fail to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees.

FEES AND EXPENSES OF THE FUND

The Fund offers Class 1 and Class 2 shares, which are subject to different fees and expenses. This section describes the fees and expenses that you may pay if you invest in Class 1 or Class 2 shares of the Fund. Insurance-related charges and expenses are not included. If insurance-related charges or expenses were included, the expenses shown would be higher. The examples below are intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The examples assume that your $10,000 investment in the noted class of shares has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission (the "SEC"), and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.

                                                        ANNUAL FUND OPERATING EXPENSES
                                                              (EXPENSES THAT ARE
                                                          DEDUCTED FROM FUND ASSETS)
                                                                                      TOTAL
                                                                                     ANNUAL
                                                             SERVICE                  FUND
                                                MANAGEMENT   (12B-1)    OTHER       OPERATING
                                                   FEES      FEES(1)   EXPENSES     EXPENSES
-----------------------------------------------------------------------------------------------
  Class 1 Shares                                  0.50%       0.00%     0.04%         0.54%
................................................................................................
  Class 2 Shares                                  0.50%       0.25%     0.04%         0.79%
-----------------------------------------------------------------------------------------------

                                                    EXAMPLES: YOU WOULD PAY
                                              THE FOLLOWING EXPENSES ON A $10,000
                                            INVESTMENT ASSUMING A 5% ANNUAL RETURN
                                           AND REDEMPTION AT THE END OF EACH PERIOD:

                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------  -----------------------------------------------
  Class 1 Shares                             $55       $173       $302        $677
..........................................
  Class 2 Shares                             $81       $252       $439        $978
----------------------------------------------------------------------------------------------

  1 12b-1 fees represent service fees that are paid to WM Funds Distributor, Inc. (the "Distributor"). See "Distribution Plan and Additional Information Regarding Intermediary Compensation."

INVESTMENT STRATEGIES AND RISKS

This section provides a more complete description of the principal investment strategies and risks of the Fund. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Fund. The Fund may undertake other strategies for temporary defensive purposes. These strategies may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its goals. You can find additional descriptions of the Fund's strategies and risks in the SAI. Except for policies explicitly identified as "fundamental" in this prospectus and the SAI, the investment objective and investment policies set forth in this prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities may not be required in the event of a subsequent change in valuation or other circumstances.
  The Fund invests most of its assets in:
  - fixed-income and convertible securities;
  - U.S. government securities, including mortgage-backed securities issued by GNMA, FNMA, and FHLMC, or similar government agencies or government-sponsored entities;
  - commercial mortgage-backed securities;
  - obligations of U.S. banks that belong to the Federal Reserve System;
  - preferred stocks and convertible preferred stocks;
  - the highest grade commercial paper as rated by S&P, Fitch, or Moody's; and
  - deposits in U.S. banks.
  The Fund may also invest in securities denominated in foreign currencies and receive interest, dividends, and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Fund may borrow up to 30% of its total net assets for emergency, non-investment purposes and may enter into dollar roll transactions. The Fund may purchase securities of issuers that deal in real estate or securities that are secured by interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of fixed-income securities secured by real estate or interests therein. The Fund may also purchase and sell interest rate futures and options. The Fund may invest up to 35% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

COMMON INVESTMENT PRACTICES

The next several pages contain more detailed information about the types of securities in which the Fund may invest and the strategies that WM Advisors may employ in pursuit of the Fund's investment objective. This section also includes a summary of risks and restrictions associated with these securities and investment practices. For more information, please see the SAI.

BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES. The Fund may invest up to 35% of its assets in BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES, sometimes referred to as "junk bonds."
  BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for a Fund to value or to sell certain of these securities under certain market conditions. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this prospectus.

BORROWING. The Fund may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. For the Fund, such borrowings may not exceed 30% of total assets. The foregoing percentage limitation on borrowing is a fundamental policy of the Fund.
  The Fund may enter into DOLLAR ROLLS. A Fund enters into a DOLLAR ROLL by selling securities for delivery in the current month and simultaneously contracting to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon, and maturity) securities on a specified future date. This may be considered borrowing from the counterparty and may produce similar leveraging effects. The proceeds of the initial sale of securities in DOLLAR ROLL transactions, for example, may be used to purchase long-term securities which will be held during the roll period. To the extent that the proceeds of the initial sale of securities are invested, the Fund will be subject to market risk on those securities as well as similar risk with respect to the securities the Fund is required to repurchase.

FIXED-INCOME SECURITIES. The market value of FIXED-INCOME SECURITIES held by the Fund and, consequently, the value of the Fund's shares, can be expected to vary inversely with changes in prevailing interest rates. You should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, securities purchased by a Fund may be subject to the risk of default. FIXED-INCOME SECURITIES rated in the lower end of the investment-grade category (Baa or BBB) and BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers. The FIXED-INCOME SECURITIES in which the Funds may invest include ZERO-COUPON SECURITIES, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other FIXED-INCOME SECURITIES.

FLOATING RATE, INVERSE FLOATING RATE, AND VARIABLE RATE INVESTMENTS. The Fund may purchase FLOATING RATE, INVERSE FLOATING RATE, and VARIABLE RATE SECURITIES, including participation interests therein and assignments thereof.
  The Fund may purchase MORTGAGE-BACKED SECURITIES that are FLOATING RATE, INVERSE FLOATING RATE, and VARIABLE RATE OBLIGATIONS. Although variable rate demand notes are frequently not rated by credit rating agencies, the Fund may purchase unrated notes that are determined by WM Advisors to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund. The absence of an active secondary market could make it difficult for the Fund to dispose of these securities in the event the issuer of the note were to default on its payment obligations, and the Fund could, for this or other reasons, suffer a loss as a result of the default.
  The Fund may also invest in securities representing interests in tax-exempt securities, known as INVERSE FLOATING OBLIGATIONS or "residual interest bonds," which pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on INVERSE FLOATING RATE OBLIGATIONS or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of INVERSE FLOATING RATE OBLIGATIONS and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. The Fund may, subject to the investment limitations stated elsewhere in this prospectus and the SAI, engage in FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends, and sale proceeds in currencies other than the U.S. dollar, may enter into FOREIGN CURRENCY EXCHANGE TRANSACTIONS to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.
  The fund also may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. The Fund may also enter into a forward contract to sell a currency that is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."
  Forward currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and specified price. Because there is a risk of loss to the Fund if the other party does not complete the transaction, WM Advisors will enter into forward currency exchange contracts only with parties approved by the Trust's Board of Trustees or persons acting pursuant to their direction.
  The Fund may invest in securities that are indexed to certain specific foreign currency exchange rates. These securities expose the Fund to the risk of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the fixed-income and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.
  In addition, the Fund may enter into foreign currency forward contracts for non-hedging purposes. When WM Advisors believes that the currency of a specific country may deteriorate against another currency, the Fund may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. For example, the Fund could enter into a foreign currency forward contract to sell U.S. dollars and buy a foreign currency when the value of the foreign currency is expected to rise in relation to the U.S. dollar.
  While the foregoing actions are intended to protect the Fund from adverse currency movements or allow the Fund to profit from favorable currency movements, there is a risk that currency movements involved will not be properly anticipated. There can be no assurance that such transactions will be available or that the Fund will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Code.

FOREIGN INVESTMENTS. The Fund may invest in both U.S. dollar-denominated and non-U.S. dollar-denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from:
  - fluctuations in currency exchange rates;
  - devaluation of currencies;
  - future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;
  - reduced availability of public information concerning issuers; and
  - the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.
  Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.
  In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers, and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Fund's net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.
  The Fund may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), GLOBAL DEPOSITARY RECEIPTS ("GDRS"), or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRS are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRS, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRS, in registered form, are designed for use in the U.S. securities markets, and EDRS, in bearer form, are designed for use in European securities markets.

HOLDINGS IN OTHER INVESTMENT COMPANIES. When WM Advisors believes that it would be beneficial to the Fund, the Fund may, subject to any limitations imposed by the 1940 Act, invest up to 10% of its assets in securities of mutual funds or other registered investment companies that are not affiliated with WM Advisors. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 15% of the net assets of the Fund may be invested in securities that are not readily marketable. Such ILLIQUID SECURITIES may include:
  - repurchase agreements with maturities greater than seven calendar days;
  - time deposits maturing in more than seven calendar days;
  - to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;
  - certain over-the-counter options, as described in the SAI;
  - certain variable rate demand notes having a demand period of more than seven calendar days; and
  - securities that are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).

  Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, provided that such securities meet liquidity guidelines established by the Trust's Board of Trustees.
  The Fund may purchase RESTRICTED SECURITIES (provided such securities are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of RESTRICTED SECURITIES (making RESTRICTED SECURITIES, in many instances, more liquid than they once were considered to
be), investing in RESTRICTED SECURITIES could increase the level of illiquidity of the portfolio securities of the Fund. This could make it more difficult for the Fund to fulfill shareholder redemption orders on a timely basis. If the Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

LENDING OF SECURITIES. The Fund may lend portfolio securities up to 33% of its total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of investment losses.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Fund may invest in GOVERNMENT MORTGAGE-BACKED SECURITIES issued or guaranteed by GNMA, FNMA, or FHLMC.
  To the extent that the Fund purchases MORTGAGE-BACKED SECURITIES at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of the Fund may be affected by reinvestments of prepayments at higher or lower rates than the original investment.
  In addition, like other FIXED-INCOME SECURITIES, the value of MORTGAGE-BACKED SECURITIES will generally fluctuate in response to market interest rates.
  The U.S. government guarantees the timely payment of interest and principal for GNMA certificates. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.
  Government stripped mortgage-backed securities represent beneficial ownership interests in either principal distributions (principal-only securities or "PO strips") or interest distributions (interest-only securities or "IO strips") from GOVERNMENT MORTGAGE-BACKED SECURITIES. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in MORTGAGE-BACKED SECURITIES issued by government entities. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments that is lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Fund will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition. However, there can be no assurance that the Fund will be able to effect a trade of a government stripped mortgage-backed security at a time when they wish to do so.
  In addition, the Fund may invest in non-agency mortgage-backed securities, which are similar to GOVERNMENT MORTGAGE-BACKED SECURITIES, except that they are not issued or guaranteed by governmental entities. Non-agency mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). While non-agency mortgage-backed securities are generally structured with one or more types of credit enhancement, and often have high credit ratings, they lack the credit status of a governmental agency or instrumentality.
  The Fund may purchase ASSET-BACKED SECURITIES. ASSET-BACKED SECURITIES are structured like MORTGAGE-BACKED SECURITIES, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts; leases of various types of real and personal property, home equity loans, and receivables from credit card agreements. The ability of an issuer of ASSET-BACKED SECURITIES to enforce its security interest in the underlying assets may be limited.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trust securities, herein referred to as "REITS." REITS involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITS may be affected by changes in the value of the underlying property owned by the REITS, while mortgage REITS may be affected by the quality of any credit extended. REITS are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risk of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT'S expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITS are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITS under the Code, and failing to maintain their exemptions from registration under the 1940 Act.
  Investment in REITS involves risks similar to those associated with investing in small capitalization companies. REITS may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS. The Fund may invest in REPURCHASE AGREEMENTS, which are purchases of underlying FIXED-INCOME SECURITIES from financial institutions, such as banks and broker/dealers, subject to the seller's agreement to repurchase the securities at an established time and price. REPURCHASE AGREEMENTS can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Pursuant to an exemptive order granted by the SEC, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in REPURCHASE AGREEMENTS or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this prospectus and the SAI, the Fund may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of FIXED-INCOME SECURITIES, or for other bona fide hedging purposes. Utilizing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices, and other financial instruments. It may also purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors, or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures. The Fund may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or if it maintains enough cash, cash equivalents, or liquid securities to purchase the underlying security.
  Subject to the investment limitations and restrictions stated elsewhere in this prospectus and in the SAI, the Fund may enter into credit default swaps. The seller of a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or similar triggering event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the seller of a credit default swap receives from the buyer a periodic stream of payments over the term of the contract provided that no event of default or similar triggering event has occurred. If no default or other triggering event occurs, the seller would keep the stream of payments and would have no payment obligations. Credit default swaps are subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, interest rate risk, leveraging risk, and management risk.
  All of the above are collectively referred to as "STRATEGIC TRANSACTIONS." STRATEGIC TRANSACTIONS may be used:
  - to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations;
  - to protect the Fund's unrealized gains in the value of its portfolio securities;
  - to facilitate the sale of such securities for investment purposes;
  - to manage the effective maturity or duration of the Fund's portfolio; and
  - to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.

  Some STRATEGIC TRANSACTIONS may also be used to seek potentially higher returns, rather than for hedging purposes. Any or all of these investment techniques may be used at any time, as the use of any STRATEGIC TRANSACTION is a function of numerous variables including market conditions.
  The use of STRATEGIC TRANSACTIONS involves special considerations and risks, such as:
  - the ability of the Fund to utilize STRATEGIC TRANSACTIONS successfully will depend on the ability of WM Advisors to predict pertinent market movements;
  - the risk that the other party to a STRATEGIC TRANSACTION will fail to meet its obligations to the Fund;
  - the risk that the Fund will be unable to close out a STRATEGIC TRANSACTION at a time when it would otherwise do so, due to the illiquidity of the STRATEGIC TRANSACTION; and
  - the risk of imperfect correlation, or even no correlation, between price movements of STRATEGIC TRANSACTIONS and price movements of any related portfolio positions.
  STRATEGIC TRANSACTIONS can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government (such as GNMA bonds); others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the government-sponsored entity (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Fund may purchase or sell securities on a WHEN-ISSUED or a DELAYED-DELIVERY basis. Due to fluctuations in the value of securities purchased on a WHEN-ISSUED or a DELAYED-DELIVERY basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Fund. Similarly, the sale of securities for DELAYED-DELIVERY can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.
  When-issued securities may include bonds purchased on a "when-, as-, and if-issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate authorities. A significant commitment of a Fund's assets to the purchase of securities on a "when-, as-, and if-issued" basis may increase the volatility of the Fund's net asset value ("NAV").

PORTFOLIO TRANSACTIONS AND TURNOVER. The Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. High turnover rates increase transaction costs and may increase taxable capital gains. Historical portfolio turnover rates for the Fund are shown under "Financial Highlights." WM Advisors will not consider the Fund's portfolio turnover rate to be a limiting factor in making investment decisions consistent with the Fund's investment objective and policies.

INVESTING IN THE FUND

Shares of the Fund are offered only to insurance company separate accounts for the purpose of providing investment choices under their variable annuity and variable life contracts (the "Contracts") and to qualified pension and retirement plans. The Fund reserves the right to refuse any order for the purchase of shares, including those by exchange.

PURCHASE AND REDEMPTION

Shares of the Fund are sold in a continuous offering. Net purchase payments under the Contracts are placed in one or more of the divisions of the insurance company separate account and are invested in the shares of the Fund corresponding to such divisions. Shares of the Fund are purchased and redeemed at NAV without sales or redemption charges.
  For each day on which the Fund's NAV is calculated, each separate account transmits to the Trust any orders to purchase or redeem shares of the Fund based on purchase payments; redemption (surrender) requests; and transfer requests from Contract owners, annuitants, or beneficiaries which are priced that day. Purchases and redemptions are effected at the NAV next determined after receipt by the Trust of a properly completed purchase or redemption order.
  All purchase and redemption orders will be processed in accordance with applicable regulations. The Trust may also suspend redemptions, if permitted under the 1940 Act, for any period during which the New York Stock Exchange is closed, when trading is restricted by the SEC, or when the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.

MARKET TIMING. The Fund is not intended for "market timing" or other forms of abusive short-term trading. If the Fund is used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns to the detriment of all Fund shareholders. Frequent trading can cause a portfolio manager to maintain larger cash positions than desired, unplanned portfolio turnover, and increased broker/dealer commissions or other transaction costs and can trigger taxable capital gains. In addition, some frequent traders attempt to exploit perceived valuation inefficiencies that can occur if the valuation of the Fund's portfolio securities does not reflect conditions as of the close of the New York Stock Exchange, which is the time that the Fund's NAV per share is determined. For example, the closing price of securities primarily trading in markets that close prior to the New York Stock Exchange may not reflect events that occurred after the close of that market. This type of arbitrage activity can dilute the Fund's NAV per share for long-term investors.
  Frequent traders wishing to engage in market timing should not purchase the Fund. The Trust's Board of Trustees has adopted policies and procedures intended to discourage market timing with respect to the Fund. The procedures include the use of "fair value" pricing, and the refusal of purchase transactions. (Please see the section entitled "How Net Asset Value Is Determined" for a description of the "fair value" pricing procedure.) These procedures are applied uniformly. Fair value pricing is applied when reliable market quotations are not readily available, including when the closing prices of portfolio securities primarily traded in foreign markets are deemed to be substantially inaccurate at the close of the New York Stock Exchange. The Fund's transfer agent will attempt to identify shareholders who engage in market timing and will restrict the trading activity of shareholders who are identified as market timers. The Fund reserves the right to reject any purchases, including those effected through exchange.
  Although it is the policy of the WM Group of Funds to seek to prevent market timing and other excessive trading practices in the Fund, there is no assurance that short-term trading will not occur. In addition, the Fund may not have sufficient information to prevent market timing, especially with respect to accounts held in the names of financial intermediaries ("omnibus accounts").

DISCLOSURE OF PORTFOLIO HOLDINGS. The Fund discloses its month-end portfolio holdings on the Distributor's Web site, wmgroupoffunds.com, on the last business day of the following month. Third parties who need portfolio holdings information to provide services to the Fund may be provided such information prior to its posting on the Web site, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Fund's policies and procedures with respect to the disclosure of the portfolio securities is available in the SAI.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION

The Fund has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to its Class 2 shares (the "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of its Class 2 shares. The amounts payable by the Fund under the Rule 12b-1 Plan need not be directly related to expenses. If the Distributor's actual expenses are less than the fees it receives, the Distributor will keep the full amount of the fees.

PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Fund. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Fund as an investment option. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, pension plan consultants, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Fund pays to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

ONGOING PAYMENTS. In the case of Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Fund. The Distributor also may make ongoing payments of up to 0.20% of average net assets to insurance companies for insurance contracts that include either class of shares of the Fund as investment options.

OTHER PAYMENTS TO INTERMEDIARIES. In addition to any commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts, conferences, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Fund, or may sell shares of the Fund to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year's sales of applicable variable annuities and variable life insurance contracts that may be funded by Fund shares, or 0.25% of the current year's sales of Fund shares to retirement plans by that financial intermediary. For 2005, the Distributor's total additional payments to these firms for distribution services related to the Trust represented approximately 0.10% of the average daily net assets of the Trust, or approximately $3.1 million.
  A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's WM Group of Funds sales, assets, and redemption rates of applicable variable annuities, variable life insurance contracts, and retirement plans as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include applicable variable annuities, variable life insurance contracts, and Fund shares in retirement plans on a "preferred list." The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the WM Group of Funds so that they can provide suitable information and advice about the Fund and related investor services. Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the WM Group of Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions ("ticket") charges, and general marketing expenses. IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS

THAN ANOTHER, YOUR INVESTMENT REPRESENTATIVE AND HIS OR HER FINANCIAL INTERMEDIARY MAY HAVE AN INCENTIVE TO RECOMMEND ONE VARIABLE ANNUITY, VARIABLE LIFE INSURANCE CONTRACT, OR MUTUAL FUND OVER ANOTHER.
  Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Fund, the Distributor, WM Advisors, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.
  As of the date of the prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include the Fund as an investment option, or for the distribution of shares of the Fund to retirement plans (other than commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts; conferences; ticket charges; and other general marketing expenses) include:

Advantage Capital Corporation
AIG Advisors, Inc.
American Portfolios Financial Services, Inc.
Associated Financial Group, Inc.
Commonwealth Financial Network
FFP Securities, Inc.
FSC Securities Corporation
G.A. Repple & Company
H. Beck, Inc.
Investacorp, Inc.
Investment Advisors & Consultants, Inc.
Jefferson Pilot Securities Corporation
McDonald Investments, Inc.
Mutual Service Corporation
NFP Securities, Inc.
Oppenheimer & Co., Inc.
ProEquities, Inc.
Prospera Financial Services, Inc.
Royal Alliance Associates, Inc.
Securities America, Inc.
Triad Advisors, Inc.
United Planners' Financial Services of America
Waterstone Financial Group, Inc.
WM Financial Services, Inc.

  To obtain a current list of such firms, call 800-222-5852.
  Although the Advisor may use brokers who sell shares of the Fund to effect portfolio transactions, the sale of Fund shares is not considered as a factor when selecting brokers to effect portfolio transactions. The Fund has adopted procedures to ensure that the sale of Fund shares is not considered when selecting brokers to effect portfolio transactions.
  Your applicable variable annuity contract, variable life insurance contract or retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately within the prospectus for your insurance contract. Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

TAX CONSIDERATIONS

The tax consequences of your investment in the Fund depend upon the specific provisions of your Contract. For more tax information regarding your Contract, see the applicable prospectus for that Contract. The following discussion is only a brief summary of the federal income tax consequences to the Fund and its insurance company shareholders based on current tax laws and regulations, which may be changed by subsequent legislative, judicial, or administrative action.
  The Fund intends to qualify separately each year as a "regulated investment company" and, thus, does not expect to pay any federal income tax on income and capital gains distributed to shareholders.
  Although the Fund intends that it will be operated so that it will have no federal income tax liability, if any such liability is nevertheless incurred, the investment performance of the Fund incurring such liability will be adversely affected. In addition, investing in foreign securities and currencies may subject the Fund to foreign taxes. These taxes would reduce the investment performance of the Fund.
  Because the Fund serves as an investment vehicle for certain types of variable annuities and variable life contracts, the Fund also intends to meet the investment diversification requirements of subchapter L of the Code. Were the Fund to fail to comply with those requirements, owners of annuity contracts (other than certain tax-qualified retirement Contracts) funded through the Fund would be taxed immediately on investment earnings and gains, including any accumulated earnings and gains, under their Contracts and would thereby lose any benefit of tax deferral. Accordingly, the Fund will carefully monitor compliance with the diversification requirements. Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan. For additional tax information, see "Taxes" in the SAI.
  Distributions of net investment income (i.e., all income other than capital gains) and of net realized capital gains on securities will be determined separately for the Fund. Dividends and distributions paid by a Fund will be automatically reinvested (at current NAV) in additional full and fractional shares of the Fund. The Fund will declare and pay dividends annually and will distribute any net realized capital gains annually. Distributions of any net short-term capital gains earned by the Fund will be distributed no less frequently than annually at the discretion of the Board of Trustees.

  THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE FUND. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE FUND.

HOW NET ASSET VALUE IS DETERMINED

Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAVs. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Funds' foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific Time, whichever is earlier. Generally, shares will not be priced on the days on which the New York Stock Exchange is closed for trading.
  In addition, the Fund has adopted fair value pricing procedures and methodologies which, among other things, generally require the Fund to fair value foreign securities if there has been movement in the U.S. market and/or other economic indicators that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used to a significant extent by the Fund.

MANAGEMENT OF THE FUND

The Fund is managed by WM Advisors, Inc., which is referred to as "WM Advisors" in this prospectus. WM Advisors is a wholly owned, indirect subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, and is located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. WM Advisors has been in the business of investment management since 1944. Its responsibilities include formulating the Fund's investment policies (subject to the terms of this prospectus), analyzing economic trends, monitoring the Fund's investment performance, and reporting to the Trust's Board of Trustees, as well as providing certain administrative services to the Fund.
  In connection with its service as investment advisor to the Fund, WM Advisors may engage one or more sub-advisors to provide investment advisory services to the Fund and may remove or, subject to shareholder approval, replace any such sub-advisor if it deems such action to be in the best interests of the Fund and its shareholders. Where WM Advisors has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Fund's assets.

FUND MANAGERS

WM Advisors' portfolio managers are compensated through a combination of base salary and incentive compensation. Incentive compensation is based on investment performance relative to a peer group of mutual funds and other measures of performance. The SAI provides additional information about portfolio managers' compensation, other accounts managed by the portfolio managers, and portfolio managers' ownership of Portfolio and Fund shares.

GARY J. POKRZYWINSKI, CFA, Chief Investment Officer, Senior Vice President, and Senior Portfolio Manager of WM Advisors, has had primary responsibility for the day-to-day management of the WM HIGH YIELD FUND since April 1998. Since May 2005, he has been responsible for co-managing the INCOME FUND with John Friedl. Between 1992 and May 2005, he had primary responsibility for the day-to-day management of the Income Fund. Mr. Pokrzywinski has been employed by WM Advisors since July 1992.

JOHN R. FRIEDL, CFA, Vice President and Portfolio Manager, has been co-manager of the INCOME FUND with Gary J. Pokrzywinski since May 2005. He has been employed as an investment professional at WM Advisors since August 1998.

MANAGEMENT FEES

During its most recent fiscal year, the Fund paid management fees to WM Advisors at the rate (not reflecting any expense waivers or reimbursements) of 0.50% of its net assets.

  A discussion of the material factors considered by the Trustees of the Trust in approving investment advisory contract(s) for the Fund is available in the Trust's most recent Annual or Semiannual report to shareholders (for periods ending December 31 and June 30, respectively).

  NO DEALER, SALESPERSON, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR
REPRESENTATIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, in the case of a newer Class, since the inception of the Class). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions), but do not reflect insurance-related charges and expenses which, if included, would have lowered the performance shown. The information provided below is excerpted from financial statements audited by Deloitte & Touche LLP. The Report of Independent Registered Public Accounting Firm, along with the Fund's financial statements, are included in its Annual Report to Shareholders, which is available upon request.

                                                              CLASS 1
                                                              --------------------------------------------------------------
INCOME FUND                                                      2005         2004         2003         2002         2001
YEARS ENDED DECEMBER 31                                       ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  11.08     $  11.18     $  10.79     $  10.31     $   9.70
                                                               --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                        0.60(4)      0.61(4)      0.63(4)      0.69(4)      0.67(4)
      Net realized and unrealized gain/(loss) on investments      (0.34)       (0.03)        0.42         0.27         0.11
                                                               --------     --------     --------     --------     --------
      Total from investment operations                             0.26         0.58         1.05         0.96         0.78
                                                               --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income                        (0.65)       (0.68)       (0.66)       (0.48)       (0.17)
      Dividends from net realized capital gains                      --           --           --           --           --
                                                               --------     --------     --------     --------     --------
      Total distributions                                         (0.65)       (0.68)       (0.66)       (0.48)       (0.17)
                                                               --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                                 $  10.69     $  11.08     $  11.18     $  10.79     $  10.31
                                                               ========     ========     ========     ========     ========
TOTAL RETURN(1)                                                    2.40%        5.56%        9.78%        9.61%        8.08%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s)                      $185,140     $185,570     $193,953     $179,844     $154,826
      Ratio of operating expenses to average net assets            0.54%        0.55%        0.56%        0.56%        0.55%
      Ratio of net investment income to average net assets         5.50%        5.53%        5.74%        6.64%        6.69%
      Portfolio turnover rate                                        13%          20%          24%          21%          33%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(2)       0.54%        0.55%        0.56%        0.56%        0.55%

NOTES TO FINANCIAL HIGHLIGHTS
1 Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
2 Ratio of operating expenses to average net assets includes expenses paid indirectly.
3 The Fund commenced selling Class 2 shares on November 6, 2001.

    CLASS 2
    --------------------------------------------------------------
       2005         2004         2003         2002       2001(3)
    ----------   ----------   ----------   ----------   ----------
     $ 11.01      $ 11.12      $ 10.77      $ 10.31      $ 10.45
     -------      -------      -------      -------      -------
        0.57(4)      0.58(4)      0.60(4)      0.65(4)      0.10(4)
       (0.34)       (0.03)        0.41         0.29        (0.24)(5)
     -------      -------      -------      -------      -------
        0.23         0.55         1.01         0.94        (0.14)
     -------      -------      -------      -------      -------
       (0.62)       (0.66)       (0.66)       (0.48)          --
          --           --           --           --           --
     -------      -------      -------      -------      -------
       (0.62)       (0.66)       (0.66)       (0.48)          --
     -------      -------      -------      -------      -------
     $ 10.62      $ 11.01      $ 11.12      $ 10.77      $ 10.31
     =======      =======      =======      =======      =======
        2.06%        5.31%        9.47%        9.40%       (1.34)%
     $20,374      $23,358      $21,188      $ 8,186      $   362
        0.79%        0.80%        0.81%        0.81%        0.80%(6)
        5.25%        5.28%        5.49%        6.39%        6.44%(6)
          13%          20%          24%          21%          33%
        0.79%        0.80%        0.81%        0.81%        0.80%(6)

4 Per share numbers have been calculated using the average shares method.
5 The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
6 Annualized.

APPENDIX A

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:

- Aaa, Aa -- Bonds which are rated Aaa or Aa are judged to be of the highest quality and high quality, respectively. Together, they comprise what are generally known as high-grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

- A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

- Baa -- Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

- Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

- B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

- Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

- Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

- C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:

- AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

- BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

- BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse business, economical and financial conditions.

- D -- Bonds rated D are in payment default, meaning payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS:

INVESTMENT-GRADE

- AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

- AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

- A -- High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

- BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE-GRADE

- BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

- B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

- CCC, CC, C -- High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

- DDD, DD, D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50% -- 90% and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.

Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

FOR MORE INFORMATION ABOUT THE WM VARIABLE TRUST

The Statement of Additional Information (SAI) and Annual and Semiannual Reports to shareholders include additional information about the Fund. The SAI and the Report of Independent Registered Public Accounting Firm, along with the financial statements included in the Trust's most recent Annual Reports, are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes. The Trust's Annual Reports discuss the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, request other information about the Trust, and make shareholder inquiries by contacting your financial advisor, by calling toll-free 800-222-5852, or by visiting wmgroupoffunds.com.

You may review and copy information about the Trust, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database or the Commission's Web site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to file number 811-07462.